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Exhibit 10.4

        CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
[*], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

GLOBAL MANUFACTURING SERVICES AGREEMENT

BETWEEN

AGILENT TECHNOLOGIES INTERNATIONAL SÀRL
(AGILENT)

AND

FLEXTRONICS TELECOM SERVICES LTD
(FLEXTRONICS)

AGREEMENT NUMBER M1-05-099

Agilent Confidential

TABLE OF CONTENTS

1.0	SCOPE OF AGREEMENT
2.0	DEFINITIONS
3.0	PROTOTYPES
4.0	OWNERSHIP
5.0	PRODUCT PURCHASES
6.0	DELIVERY AND ACCEPTANCE
7.0	PRICES AND PAYMENT TERMS
8.0	COST MANAGEMENT
9.0	COMPONENT PROCUREMENT
10.0	WARRANTIES
11.0	RETURN OF NON-CONFORMING PRODUCTS
12.0	PRODUCT SUPPORT
13.0	OBSOLESCENCE AND MANUFACTURING RIGHTS
14.0	INVENTORY MANAGEMENT
15.0	PERFORMANCE EXPECTATIONS AND QUALITY STANDARDS
16.0	CHANGE NOTIFICATION
17.0	AGILENT PROPERTY
18.0	FLEXTRONICS INTELLECTUAL PROPERTY DEFENSE
19.0	AGILENT INTELLECTUAL PROPERTY DEFENSE
20.0	CONFIDENTIAL INFORMATION
21.0	GOVERNMENTAL COMPLIANCE
22.0	COUNTRY OF MANUFACTURE AND DUTY DRAWBACK RIGHTS
23.0	ELECTRONIC DATA INTERCHANGE (EDI) REQUIREMENTS
24.0	FORCE MAJEURE EVENTS
25.0	EVENTS OF DEFAULT
26.0	TERMINATION
27.0	LIMITATION OF LIABILITY
28.0	INSURANCE REQUIREMENTS
29.0	BUSINESS CONTINUITY PLAN
30.0	MISCELLANEOUS

GLOBAL MANUFACTURING SERVICES AGREEMENT

        THIS GLOBAL MANUFACTURING SERVICES AGREEMENT (the "Agreement" or "MSA") is entered into and is effective as of March 2nd, 2006 (the "Effective Date") by and between AGILENT TECHNOLOGIES INTERNATIONAL Sàrl. ("Agilent"), a Swiss company with principal place of business at Rue de la Gare 27-29, CH-1110 Morges, Switzerland, and FLEXTRONICS TELECOM SERVICES LTD. ("Flextronics"), a Mauritius corporation with a principal place of business at 802 St. James Court, St. Denis Street, Port Louis, Mauritius, singularly or collectively referred to as a Party or the Parties.

        The Parties hereby agree as follows:

1.0    Scope of Agreement

        1.1    Flextronics General Obligations.    This Agreement specifies the terms and conditions under which Flextronics agrees to manufacture and sell Products described in this Agreement, based on the Product Requirements provided by Agilent. Without limiting any specific obligation specified in this Agreement, Flextronics will:

          1.1.1    Maintain one or more manufacturing processes and production lines, purchase or procure Tools, and source Components and materials as needed to fulfill Flextronics obligations to manufacture the Products in accordance with the applicable Specifications set forth in Exhibit B and the other Product Requirements provided by Agilent.

          1.1.2    Manufacture, test, pack, ship and sell all Products in accordance with the terms of this Agreement.

          1.1.3    Apply its commercially reasonable efforts to continuously reduce its manufacturing costs and, upon request, provide to Agilent information and access to production cost information to ensure compliance with this obligation as described in Articles 7 and 8 below, except where prevented by confidentiality agreements with other parties.

          1.1.4    Meet the Supplier Performance Expectations described in Article 15 below, and develop and maintain quality control standards consistent with those standards described in that Article.

          1.1.5    Offer Technical Assistance and Support Services, for a fee to be agreed upon by both Parties by separate agreement. Product level approvals and all regulatory and environmental compliance certifications including RoHS are responsibility of Agilent. Flextronics shall offer such Technical Assistance in these respects as is contained in the Specifications and pursuant to 1.1.6 below.

          1.1.6    Obtain all necessary approvals and certifications to enable Flextronics to manufacture the Products under this Agreement and make all necessary safety standard changes as required hereunder and in accordance with section 1.1.5.

          1.1.7    Meet its warranty obligations and provide support services as described in Articles 10 and 12 below.

          1.1.8    Put in place a customer-focused account management team consisting of the Flextronics Global Account Manager, Flextronics Site Specific Program Managers. This team will be fully dedicated to the Agilent business relationship and may not participate in any similar relationships with third party customers of Flextronics. The performance rating of this team will be based upon the ongoing success of Agilent's business within Flextronics.

        1.2    Agilent General Obligations.    Without limiting any specific obligation required under this Agreement, Agilent will provide to Flextronics Product Requirements consisting of, but not necessarily limited to:

          a)    Product numbers;

          b)    Bill of Material ("BOM");

          c)     Agilent Approved Vendor List ("AVL);

          d)    EPROM software and code;

          e)    Board placement data (Gerber files);

          f)     Raw PCB information required to procure Raw PCB;

          g)     Schematic drawings, if test required;

          h)    Assembly drawings;

          i)     Packaging requirements, workmanship and quality specifications;

          j)     General Technical Specifications;

          k)    Buy/Sell Component List; and

          l)     Consigned Component List.

          m)   Product Test and Acceptance specifications according to Section 6.

        1.3    Term of Agreement.    This Agreement will commence as of the Effective Date and will continue for the Term four (4) years unless otherwise indicated in the Addendum or terminated earlier under the terms of this Agreement. After the initial Term, this Agreement automatically renews for a Contract Year unless either party notifies the other party in writing within nine months prior to the expiration of the initial term or any additional term.

        1.4    Eligible Buyers.    Unless otherwise provided in the Addendum, this Agreement enables Agilent and those Eligible Buyers listed in Exhibit L to purchase the Products from Flextronics under the terms set forth below. All Purchases made by Eligible Buyers will be governed by the terms and conditions of this Agreement.

        1.5    Addenda.    Whenever the parties wish to agree additional or different terms and conditions, such terms will be set forth in an Addendum or other written document, signed by an authorized signatory of Flextronics and the designated Agilent Manager. A form of Addendum is appended hereto as Exhibit Q. Each Addendum will be appended to this Agreement and incorporated herein. To the extent of any conflict between the terms of the Addendum and the terms of this Agreement, the terms of the Addendum will control and take precedence.

        1.6    Additional Services.    The Parties may agree to add additional services from time to time. Prior to commencing any such services, Flextronics will provide Agilent a written proposal that will include a description of the services to be performed and the total estimated fees. Flextronics agrees to propose fee rates on both a time and material and fixed price basis at Agilent's request. As needed, the parties will enter into a Statement of Work ("SOW") signed by both Parties to initiate each service referencing this Agreement and becoming subject to its terms and conditions. However, to the extent of any conflict between the terms of a SOW and these terms, the terms of the SOW will control and take precedence.

        1.7   In connection with entering into this Agreement, to facilitate the performance of Flextronics' obligations under this Agreement, Agilent and Flextronics, through its Subsidiary, Flextronics International USA Inc., intend to enter into an Asset Purchase Agreement pursuant to which

Flextronics' Affiliate will purchase certain assets in the United States from Agilent. In addition, Agilent through its Subsidiaries, Agilent Technologies Manufacturing GmbH & Co KG and Agilent Technologies International Sàrl, and Flextronics, through its Affiliate, Flextronics International Germany GmbH & Co KG, intend to enter into an Asset Purchase Agreement pursuant to which Flextronics' Affiliate will purchase certain assets in Germany from Agilent's Subsidiary and Agilent's Subsidiary will transfer certain employees to Flextronics' Affiliate. Flextronics intends to use the assets purchased and employees transferred under each of these Asset Purchase Agreements to perform its obligations under this Agreement. If either of the Asset Purchase Agreements are not entered into by Agilent or its applicable Agilent Subsidiary or Flextronics Affiliate by March 31, 2006, then either party will have the right to terminate this Agreement upon written notice to the other party. The effects of termination set forth in Section 26 of this Agreement will not apply in the event of such termination. Instead the provisions of the Memorandum of Understanding between Agilent and Flextronics, effective December 19, 2005, concerning the transfer of inventory, work in progress, and materials, and the payment obligations of each party in the event the Project is cancelled or the Parties can not reach a definitive agreement will apply.

        In addition, if the return of the property is considered as a transfer of undertaking on the basis of the then applicable laws, Flextronics will compensate Agilent for any pension and other benefit liabilities related to any re-transferring employees on ABO (accumulated benefit obligation) calculation basis at the time these employees return to Agilent.

        This Agreement shall not come into effect until receipt of the clearance from the German Cartel Office to be applied for under the APA and any other contingencies expressly provided in this Agreement.

2.0    Definitions

        The following capitalized terms will have the meanings given for the purposes of this Agreement:

        2.1   "Acceptable Quality Level (AQL)" means the maximum number of Non-conforming Products allowed by Agilent in each Lot manufactured by Flextronics.

        2.2   "Accepted Orders" means orders for which Flextronics has acknowledged receipt of purchase order and has committed to a firm delivery date.

        2.3   "Agilent Manager" means that person designated in an Agilent Addendum who will oversee the relationship between Flextronics and Agilent. The Agilent Manager's role will include conducting performance and quality reviews, receiving and reviewing required reports, plans and notices, implementing changes in the scope of any services or project, and resolving any conflicts or disputes.

        2.4   "Agilent Part Number" refers to the unique, Agilent or Agilent-assigned reference number for a particular assembly or Component.

        2.5   "Agilent Property" will mean all property that Agilent may provide to Flextronics for assembly into Products, such as Consigned Component inventories, as well as any designs, documentation, Product Requirements, Tools, Test Fixtures, Test Software, and other test equipment and other materials that Agilent may furnish to Flextronics or that Agilent may pay for in connection with this Agreement for Flextronics use in performing any of its obligations hereunder. All Agilent Property will be considered "Bailed Property," which will remain the property of Agilent under the provisions set forth in Article 17 below.

        2.6   "Approved Vendor List", also referred to as "AVL", refers to the confidential list of Agilent Approved Vendors who are qualified Component Suppliers authorized by Agilent for use in the manufacture of Products.

        2.7   "Bill of Materials", also referred to as "BOM", means the list of all Components, Agilent Part Numbers, quantity per assembly, and Flextronics part number where applicable, that is used to assemble each Product.

        2.8   "Bridge Buy" means the purchase, consignment or other procurement of Components and other Product manufacturing supplies to meet Agilent current and anticipated demand necessitated by Product discontinuance and/or transfer of manufacturing responsibility to another contract manufacturing service provider.

        2.9   "Addendum" means that agreement negotiated by Agilent that defines the services to be performed, the Products to be manufactured, Product Requirements, Product pricing, New Product Introduction criteria, Supplier Managed Inventory programs, demand and order flexibility guidelines, and such other items as may be referenced in this Agreement or agreed to the Parties.

        2.10 "Buy/Sell Component" means a Component that Agilent desires to sell to Flextronics for use in the manufacturing of the Products. There are three categories of Buy/Sell components:

          a)    Permanent Buy/Sell: Component Parts that Agilent will sell to Flextronics on an ongoing basis.

          b)    Shortage Pull: Component parts that Agilent sells to Flextronics in the event that Flextronics has a shortage scenario, or Agilent has additional inventory available to sell to Flextronics.

          c)     Seeding Buy/Sell: A one-time transition sale of Component parts that Agilent sells to Flextronics for the support of new Product that is scheduled to be manufactured by Flextronics.

        2.11 "Change Order", also referred to as a "CO", is the written notification provided to Flextronics by Agilent to modify the delivery of a Product, as further described in Section 16.2 below.

        2.12 "Common Components" means industry-standard (i.e., off the shelf, non-custom) Components that can be used by or sold to multiple customers.

        2.13 "Component" means the piece parts, subassemblies, software, OEM components and products, and all other materials incorporated by Flextronics into Products built for Agilent.

        2.14 "Component Supplier" means qualified suppliers authorized by Agilent for use in the manufacture of Agilent Products.

        2.15 "Consigned Components" refers to those Components provided to Flextronics for assembly into Products where Agilent retains all ownership interest and obligations in those Consigned Components.

        2.16 "Flextronics Site Specific Program Managers" means those managers who oversee and coordinate manufacturing operations at a specific Flextronics site or facility.

        2.17 "Flextronics Tactical Program Managers" means those managers who oversee and coordinate specific aspects of Flextronics manufacturing process, including design, testing, packaging and shipment, procurement and support.

        2.18 "Contract Year" is a one (1) year period commencing from the Effective Date, and each additional twelve (12) month period thereafter during the Term of this Agreement.

        2.19 "Custom Material" means any Components that are purchased or manufactured parts that are not industry standard parts or purchased or developed by Flextronics specifically to meet Product Requirements.

        2.20 "Deliverables" refers to Products, Components, Developments, Prototypes, Test Software and other work manufactured by Flextronics for Agilent as required hereunder.

        2.21 "Delivery Date" means the date specified in the Order for delivery of the Products.

        2.22 "Developments" means any new inventions, discoveries, technologies, processes, or materials (whether or not patentable) developed in connection with Flextronics performance under this Agreement relating to a Product's Requirements or design.

        2.23 "Discontinued Product" means a Product Flextronics decided to discontinue to manufacture, supply or support for any reason other than breach of this Agreement by Agilent.

        2.24 "EDI" means electronic data interchange.

        2.25 "Eligible Buyers" means an entity controlled by Agilent Technologies, Inc. either directly or indirectly. Eligible Buyers are identified in Exhibit L. Agilent or its permitted assignees may be requested by Flextronics to provide Flextronics with a guarantee for its Eligible Buyer by its parent company or such other Agilent company which is reasonably satisfactory to Flextronics. Alternatively, the Eligible Buyer must meet credit approval criteria reasonably required by Flextronics.

        2.26 "Eligible Purchasers" means Flextronics as the purchaser for Components under the rules and provisions of Appendix C of Exhibit Q.

        2.27 "Eligible Sellers" are the entities, identified in Exhibit K, which shall contract for the services under this Agreement on behalf of Flextronics, as permitted assignees of Flextronics, to be performed at the Flextronics authorized manufacturing sites and delivered to the Agilent delivery sites identified in Exhibit K.

        2.28 "Encumbrance" means any encumbrance, lien, charge, hypothecation, pledge, mortgage, title retention agreement, security interest of any nature, adverse claim, exception, right of set-off, any matter capable of registration against title, option, right of pre-emption, privilege or any contract to create any of the foregoing.

        2.29 "Engineering Changes" means any material electrical, mechanical or chemical changes to the Products proposed by Agilent or Flextronics that would affect, but not be limited to, Product performance, reliability, safety, environmental compatibility, serviceability, appearance, dimensions, tolerances, or composition.

        2.30 "Engineering Responsibility" means the set of responsibilities given to Agilent for a Product or Component used within Agilent, including design, change and configuration control and responsibility for manufacturing, documentation, application, Product safety, international use, Product support and Product discontinuance.

        2.31 "ESD" means Electrostatic Discharge.

        2.32 "Excess Components". Definition referenced in Exhibit Q, Appendix C.

        2.33 "Forecast" means Agilent's rolling estimate of its Product purchase requirements over a twelve (12) month period as further described in Section 5.4 below, or such other period designated by the Parties.

        2.34 "Global Account Managers" or "Alliance Managers" means those persons designated in Exhibit A to this Agreement responsible for the overall coordination of this Agreement, including monitoring performance, coordinating reviews, arbitrating conflicts and generally overseeing the relationship between Flextronics and Agilent.

        2.35 "Governmental Authority" means any federal, state, county, municipal, district or local government or government body, or any public administrative or regulatory agency, political subdivision, commission, board or body, or representative of any of the foregoing, foreign or domestic, of, or established by any such government or government body that has authority in respect to a particular matter.

        2.36 "Impact Proposal" means the evaluation of the effect of Flextronics proposed Engineering and Manufacturing Changes on, but not limited to, the price, performance, reliability, manufacturing capacity, lead and delivery times, appearance, and Components of or related to the Products.

        "Intellectual Property" means all copyrights, patents or patent applications, mask registered designs or registered design applications, Mask Works, inventions, trade secrets, proprietary technical information (including but not limited to specifications, designs, plans, computer programs in source and object code, flowcharts, diagrams, drawings and other information), and manufacturing processes, and other similar proprietary information.

        2.37 "Lead Time" means the minimum period of time between the Order date and the Delivery Date.

        2.38 "Lifetime Buy" or "LTB" means the process for purchasing discontinued Components or Products (i.e., those no longer available from Flextronics, a Component Supplier or any other distribution channel) to span Product Life or Support Life requirements, as applicable, for that Component or Product as described in Article 14 below.

        2.39 "Lot" means a batch of Products manufactured under the same work order number at Flextronics facility.

        2.40 "Manufacturing Changes" means any material design changes, geographical relocations of manufacturing processes from one facility to another, or outsourcing of the manufacturing of sub-processes.

        2.41 "Marks" means the trademarks, service marks, trademark and service mark applications, trade dress, trade names, logos, insignia, symbols, designs, domain names, urls or other electronic identifiers or other marks identifying a Party or its products.

        2.42 "Mask Work" means the pattern used to transfer design and technical information from the Product Requirements onto a Product or Component.

        2.43 "New Product Introduction", also referred to as "NPI", means, the process to introduce a new or existing Product into Flextronics manufacturing process.

        2.44 "New Product Introduction Support" means, the interaction between Agilent and Flextronics to facilitate the introduction of new or existing Products into Flextronics manufacturing process.

        2.45 "Non-Conforming Product" shall have the meaning provided in section 11.

        2.46 "NRE" means non-recurring engineering expenses.

        2.47 "Obsolete Inventory" is defined as inventory that is no longer sold to customers or no longer manufactured by Agilent as agreed in section 1.8 of Appendix C (Flexibility and Inventory) of Exhibit Q.

        2.48 "Open Purchase Order" or "Open PO" means a written or electronic purchase order issued by Agilent to Flextronics for the purposes of activating and maintaining Flextronics as an approved vendor in Agilent's electronic purchasing and payment systems; provided, however, that no such Open PO will be considered a binding Order until Flextronics receives a Release.

        2.49 "Order" means a written or electronic purchase order (including any attachments thereto) issued to Flextronics by an Eligible Buyer containing unit quantity; unit price; shipping destination and instructions; Delivery Date; and other instructions or requirements pertinent to the Order.

        2.50 "Package or Packaging" refers to the material used in the protection of Products and Components while at Flextronics facility and in transit.

        2.51 "Placements" means the number of Components on either an individual or group of printed circuit assembly(s).

        2.52 "Pre-Existing Intellectual Property" means any Intellectual Property conceived or developed prior to performance of this Agreement.

        2.53 "Product Exhibit" means the list of Products to be manufactured by Flextronics hereunder, which will be attached to each applicable Addenda or attached separately hereto in the absence of such addenda.

        2.54 "Product Life" has the meaning set forth in Section 12.1.

        2.55 "Product Requirement" means any requirement for the development or manufacture of Products provided by Agilent to Flextronics, including all manufacturing information, technical data and manuals, design information, drawings, documentation, packaging requirements, testing requirements, Specifications, or any other criteria, as agreed in writing between Flextronics and Agilent.

        2.56 "Products" means those assemblies, sub-assemblies, systems, and other products manufactured by Flextronics hereunder identified on any Addenda, or absent such addenda, as listed on a Product Exhibit to be appended to this Agreement. New Products may be added to this Agreement or to the Addendum from time to time by agreement of the Parties.

        2.57 "Prototype" means the pre-production unit of a Product, packaged in a production package, and manufactured in accordance with the Product Requirements with full test verification.

        2.58 "Quarter" means a quarter within each Contract Year, and unless stated otherwise in this Agreement, commencing on the first day of November, February, May, and August of the Contract Year.

        2.59 "Release" generally refers to electronically transmitted authorization or instructions to execute against an Order.

        2.60 "Residual Component Inventory" is defined as either industry standard or Custom Material that is not returnable, re-saleable, nor readily reusable on other Products or programs.

        2.61 "Scrap" is defined as any Product or Component, which fails more than three (3) repairs by Flextronics, or is deemed not usable and saleable pursuant to Articles 10, 11 and 12 and subject to disposition.

        2.62 "SMI", also known as "Supplier Managed Inventory", means a program initiated between Flextronics and Agilent for ownership of a mutually agreed level of finished goods inventory at an Agilent location and the processes established to support Agilent's and Flextronics requirements.

        2.63 "Specifications" means the General Technical Specifications listed in Exhibit B, along with any other specifications as may be mutually agreed.

        2.64 "Strategic Suppliers" means the suppliers listed in Exhibit R.

        2.65 "Subsidiary" means an entity controlled by or under common control with a Party to this Agreement, provided that such control continues to exist. For purposes of this definition, "control" means the possession, directly or indirectly or as trustee or executor, of the possessor to direct or cause the direction of the affairs or management of an entity, whether through ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, or securities having the power to elect a majority of the board of directors or similar body governing the affairs of such entity.

        2.66 "Supplier Performance Expectations" means those quality standards and metrics that have been mutually agreed between the parties and Flextronics must meet as further described in Section 15.1, Exhibit J, and Exhibit Q Appendix N.

        2.67 "Support Life" means the period of time for which Flextronics has support responsibility as described in Section 12.1.

        2.68 "Technical Assistance" refers to any technical design support given to produce a product for Agilent, including but not limited to, design feedback to Agilent for improved manufacturability, potential reductions in cost, improved testability and improved assembly yield.

        2.69 "Technical Manufacturing Information" means the manufacturing information, process and technology used by Flextronics or third parties under its control to design, develop, test or manufacture the Products including, but not limited to: (i) specifications, software, schematics, drawings, designs, Mask Works, Topography or other materials pertinent to the most current revision level of manufacturing of the Products; (ii) copies of all inspection, manufacturing, test and quality control procedures and any other work processes; (iii) jig, fixture and tooling designs; (iv) Flextronics history files; and (v) support documentation.

        2.70 "Term" means initial term of this Agreement set forth in Section 1.3 above plus any additional Contract Years added to such initial Term.

        2.71 "Termination Inventory" means Components on order, Component inventory, work-in-process, and finished Product inventory at the discontinuance or termination of this Agreement or upon receipt of a Change Order from Agilent, or at the complete or partial termination or cancellation of an Order or of a Product.

        2.72 "Test Fixtures" means electrical test equipment tooling, including software applications or programs, provided to Flextronics from Agilent for the purpose of testing completed printed circuit board assemblies or systems manufactured by Flextronics where Agilent retains all ownership interest and obligations in such Test Fixtures.

        2.73 "Test Software" means any programs or code that Flextronics develops to perform test verification for Prototypes, Components or finished Products.

        2.74 "Tools" means equipment, jigs and fixtures that may be used by Flextronics in the manufacture of Products.

        2.75 "Topography" means the three-dimensional pattern, fixed or encoded, formed by the metallic, insulating and semiconductor material contained in a Product or Component.

        2.76 "TQRDCEb" means Agilent's Supplier Performance Expectations in the areas of technology, quality, responsiveness, delivery, cost, environment and business management as set out in Exhibit J.

        2.77 "Turnkey Components" means a Component that Flextronics procures directly from the Component Supplier or the appropriate distributor.

        2.78 "Unique Components" means those Components used only with respect to Products manufactured hereunder (i.e., custom by fit, form or function) and that are not Common Components.

        2.79 "Zero Demand Components" means Components for Products that have no current demand by customers but which remain on Agilent's Customer Price List ("CPL").

3.0    Prototypes

        3.1    Prototype Services.    If applicable and upon Agilent's acceptance of Flextronics quote, Flextronics will design and develop Prototypes and Test Software for each Product and will perform the additional services set forth below or as otherwise agreed to in the Addendum. Prototypes will be delivered to the Agilent Business responsible for that Product. If there is no responsible Agilent Business or more than one responsible Business, then the Agilent Global Account Manager will determine which Agilent Business will receive and test the Prototypes as contemplated below.

          3.1.1    Flextronics will utilize the Test Software to test the Prototypes to verify that they comply with and perform to the applicable Product Requirements, and document the tests conducted and the results obtained.

          3.1.2    Flextronics will deliver the mutually agreed number of Prototypes of each Product for acceptance or rejection by Agilent.

          3.1.3    The Agilent Manager will provide Flextronics written notice of its acceptance or rejection of the Prototypes within thirty (30) days after receipt. In the event of the rejection of a Prototype, the Agilent Manager will inform Flextronics of the reasons for the rejection in the written notice.

          3.1.4    In the event a Prototype is rejected, Flextronics will use all available resources to remedy the problems, re-test the Prototype and resubmit the Prototype for review.

          3.1.5    If Flextronics is unable to deliver an acceptable Prototype within 20 days, Flextronics will cover the cost of expedite charges should the prototype fail for manufacturing or workmanship issues.

        3.2    Return of Prototypes.    Any Prototypes rejected may be returned at the option of the Agilent Manager using the return processes set forth in Sections 11.3 and 11.4 below or as otherwise agreed between the Agilent Manager and the Flextronics Site Specific Program Manager.

        3.3   Prototypes Services deliverables shall be provided on an "as is" basis and Agilent shall be liable to Flextronics for any use of prototypes for purposes other than for internal testing.

4.0    Ownership & Licensing

        4.1    Pre-Existing Intellectual Property.    Each Party will maintain all right, title and interest in Pre-Existing Intellectual Property, subject to any licenses granted below.

        4.2    Licenses.    Agilent hereby grants Flextronics a non-exclusive license to use Agilent's patents, trade secrets and other Intellectual Property to manufacture all products being manufactured by Agilent's STS division from January 31, 2006 through June 1, 2006. This grant will continue until the closing date of the spin-off agreements between Agilent and Agilent STS, targeted to be June 1, 2006. This grant will expire on October 1, 2006 and shall be replaced with a similar license from Agilent STS sublicensing rights it will have received from Agilent necessary to perform Flextronics' obligations under this Agreement. Nothing in this license grant shall be deemed to permit disclosure by Flextronics of Agilent confidential information in contravention of any and every confidential disclosure agreement between Flextronics and Agilent.

          4.2.1    No Other Licenses.    Except as otherwise specifically provided in this Agreement, each party acknowledges and agrees that no licenses or rights under any of the intellectual property rights of the other party are given or intended to be given to such other party.

        4.3    Agilent Rights.

          4.3.1    Subject to Flextronics rights specified in Section 4.4.1 below, Agilent will own all right, title and interest, including all Intellectual Property, in and to the Product Requirements and the Deliverables.

          4.3.2    During the Term plus any period of support that may survive termination or expiration of this Agreement, Flextronics agrees to inform Agilent promptly of any Developments. Agilent will own all Developments and Flextronics hereby assigns all such rights to Agilent. In addition Flextronics will execute any necessary documents and will otherwise assist Agilent, at Agilent's expense, as reasonably requested, to protect such Developments.

          4.3.3    Flextronics Marks. Flextronics agrees and warrants that it will not use any Flextronics or third party Mark (excluding authorized Agilent Technologies, Inc. Marks) on any Product, Packaging materials or documentation.

          4.3.4    Upon request, Flextronics will grant to Agilent a non exclusive, worldwide license under and disclose to Agilent Flextronics such Technical Manufacturing Information developed by Flextronics subsequent to the transfer of business which is unique to Agilent Products so that Agilent may further develop, improve, test and support such Products.

        4.4    Flextronics Rights.

          4.4.1    Flextronics will own all right, title and interest, in and to Intellectual Property related to Flextronics manufacturing process of the Products that Flextronics develops solely on its own, without assistance or input from Agilent, including Flextronics Technical Manufacturing Information for the Products, subject to Agilent's rights in Developments under Section 4.3.2 above, Agilent's license of unique Technical Manufacturing Information under Section 4.3.4 above, and Agilent's manufacturing rights under Article 13 below. Any Technical Manufacturing Information developed by Flextronics solely for the purpose of manufacturing Agilent Products and which is unique to Agilent's Products, will be used solely for the design, development, testing and manufacturing of such Products. Agilent agrees to maintain the confidentiality of Flextronics Technical Manufacturing Information under the terms specified in Article 20 below.

          4.4.2    Agilent grants to Flextronics, a non-exclusive, non-transferable, worldwide, royalty-free license under Agilent Intellectual Property to use the Product Requirements to design, develop, test and manufacture the Deliverables from January 31, 2006 through June 1, 2006. This grant will continue until the closing date of the spin-off agreements between Agilent and Agilent STS, targeted to be June 1, 2006. This grant will expire on October 1, 2006 and shall be replaced with a similar license from Agilent STS sublicensing rights it will have received from Agilent necessary to perform Flextronics' obligations under this Agreement. Flextronics agrees to maintain the confidentiality of the Product Requirements under the terms specified in Article 20 below.

        4.5    Trademark Usage.    As a condition of this Agreement Agilent Technologies, Inc. shall grant Flextronics a license to use the relevant Marks in accordance with the terms shown in Exhibit S.

MUTUAL INDEMNIFICATION FOR PRODUCT AND ENVIRONMENTAL LIABILITY

        4.6    Indemnification by Flextronics.    Flextronics agrees to defend, indemnify and hold harmless, Agilent and all directors, officers, employees, and agents (each, a "Agilent Indemnitee") from and against all claims, actions, losses, expenses, damages or other liabilities, including reasonable attorneys' fees (collectively, "Damages") incurred by or assessed against any of the foregoing, but solely to the extent the same arise out of third-party claims relating to:

          4.6.1    any actual or threatened injury or damage to any person or property caused, or alleged to be caused, by a Product sold by Flextronics to Agilent hereunder, but solely to the extent such injury or damage has been caused by the breach by Flextronics, its agents or Subcontractors, of its express limited warranties related to Flextronics', its agents or Subcontractors, workmanship and manufacture in accordance with the Specifications only as further set forth in Section 10.

          4.6.2    noncompliance with any Environmental Regulations but solely to the extent that such non-compliance is caused by a process that Flextronics, its agents or Subcontractors, uses to manufacture the Products; provided that, Flextronics shall not have any obligation to indemnify Agilent if such claim would not have arisen but for Flextronics', its agents or Subcontractors, manufacture of the Product in accordance with the Specifications.

        4.7    Indemnification by Agilent.    Agilent agrees to defend, indemnify and hold harmless, Flextronics and its affiliates, and all directors, officers, employees and agents (each, a "Flextronics Indemnitee") from and against all Damages incurred by or assessed against any of the foregoing to the extent the same arise out of, are in connection with, are caused by or are related to third-party claims relating to:

          4.7.1    any failure of any Product (and Materials contained therein) sold by Flextronics hereunder to comply with any safety standards and/or Environmental Regulations to the extent that such failure has not been caused by Flextronics' breach of its express limited warranties set forth in Section 10 hereof;

          4.7.2    any actual or threatened injury or damage to any person or property caused, or alleged to be caused, by a Product, but only to the extent such injury or damage has not been caused by Flextronics' breach of its express limited warranties related to Flextronics' workmanship and manufacture in accordance with the Specifications only as further set forth in Section 6.2 hereof; or

        4.8    Procedures for Indemnification.    With respect to any third-party claims, either party shall give the other party prompt notice of any third-party claim and cooperate with the indemnifying party at its expense. The indemnifying party shall have the right to assume the defense (at its own expense) of any such claim through counsel of its own choosing by so notifying the party seeking indemnification within thirty (30) calendar days of the first receipt of such notice. The party seeking indemnification shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party. The indemnifying party shall not, without the prior written consent of the indemnified party, agree to the settlement, compromise or discharge of such third-party claim.

5.0    Product Purchases

        5.1    Purchase and Sale of Products.    Eligible Buyers may purchase and Flextronics will sell Products pursuant to the terms and conditions of this Agreement. Flextronics will not sell Products pursuant to this Agreement to any other third party without the prior written approval of the Agilent Manager. Flextronics will refer non-Agilent buyers, who may desire to purchase Products under this Agreement, to the appropriate Agilent Manager.

        5.2   Agilent will contract with Flextronics to manufacture and support the agreed upon current products as referenced in Exhibit Q, Appendix A and successor products that are currently manufactured at BEI Loveland and Agilent Boeblingen for the term of this Agreement. Order Acknowledgment. Unless otherwise indicated, purchase of Products will be initiated by issuance of an Order by Eligible Buyers to Flextronics. The Order may be in the form of an Open PO. If an Open PO is used, the Eligible Buyer will issue periodic Releases to Flextronics. Such Releases against an Open PO will constitute a firm Order. Flextronics will notify the Eligible Buyer within one (1) business day of receipt of the Order, and inform the Eligible Buyer of the reason, if Flextronics is unable to meet any requested order requirements. Eligible Buyers must on an ongoing basis provide PO's such that Orders are not released inside of Lead Time.

        5.3    Forecasts.    Eligible Buyers agree to provide Flextronics with a twelve (12) month rolling Forecast of projected Product demand segmented into monthly buckets. Except as expressly provided below or otherwise agreed to by the Parties in the Addendum, Product Forecasts supplied to Flextronics from Eligible Buyers are provided as an accommodation for planning purposes only, and will in no way constitute a commitment on the part of an Eligible Buyer. All Product Forecasts will be considered Confidential Information pursuant to Article 20. For any Agilent Contract Suppliers for which the terms and conditions drive liability based on forecast Agilent will be responsible for such liability.

        5.4    Duty to Fulfill Orders.    Flextronics agrees to fulfill all Accepted Orders in accordance with its terms and the terms of this Agreement prior to the termination or cancellation of this Agreement, even if the Delivery Dates of Products under such Orders occur after the date of expiration or termination.

        5.5    Order Allocation.    If for any reason Flextronics is unable to meet an accepted Order, Flextronics will notify Agilent's Global Account Manager and the responsible Agilent Manager of such failure within two (2) business days of Flextronics discovery of the problem. Flextronics will also provide a corrective action plan with a timetable describing the problem. Agilent's Global Account Manager and the designated Agilent Managers may, in their discretion, determine an Order allocation prioritization plan or take such other steps they deem necessary. Any such steps will not be deemed a waiver of any breach on the part of Flextronics.

        5.6    Lead Time.    Standard Lead Time for Products under this Agreement is between ten (10) work days for simple products and twenty (20) work days for complex products unless otherwise agreed in the Addendum. Flextronics will notify the Eligible Buyer of any lead time changes, which must be mutually agreed by both parties and Flextronics will target 30 days advance notice.

        5.7    Emergency Orders.    If an Eligible Buyer deems it necessary, it may order Products by EDI or facsimile on an emergency basis (Emergency Order) subject to the availability of such Products in Flextronics inventory. Flextronics will use commercially reasonable efforts to ship the Emergency Order to the stipulated destinations within mutually agreed upon work hours after the receipt. The Eligible Buyer will pay any reasonable additional expenses related to such Emergency Orders.

        5.8   Agilent Obligations related to Transferred Assets

    5.8.1    Agilent acknowledges that the assets and resources transferred to Flextronics shall enable Flextronics to perform the requirements set forth in this Agreement for the work content currently produced by this site.

    5.8.2    In the event the assets and resources transferred to Flextronics are insufficient to satisfy the requirements Flextronics will notify Agilent and will present reasonable proof that will support this determination along with a proposed plan to address any deficiency in a technically efficient and commercially reasonable manner. Agilent shall be liable for the cost and / or contractual impact of these deficiencies.

    5.8.3    The details of the transfer of assets and resources shall be addressed in the APA, stipulating in more detail Agilent's continued liability for severance and pension claims according to the agreed terms.

6.0    Delivery and Acceptance

        6.1    Shipment.    To the extent applicable, if at all, the Parties agree to use the shipping instructions and logistics processes referenced in attached Exhibit N. The appropriate delivery term is ex works according to INCOTERMS 2000 with delivery to the designated delivery locations listed in Exhibit K.

        6.2   Acceptance of the Product shall be based solely on whether the Product passes a mutually agreeable Acceptance Test Procedure or Inspection designed to demonstrate compliance with the Product Information and General Technical Specifications prior to shipment by Flextronics.

        6.3    Early Shipment and Over Shipment.    Unless otherwise agreed by the Parties in the Addenda, the Flextronics will not deliver Product more than three (3) days in advance of the Delivery date specified in the Order, nor will the Flextronics deliver more Product than the quantity specified in the Order. In the event of early or over shipment, Agilent may, at its sole discretion, either return or retain the Products delivered earlier or in greater quantity than specified in the Order. If the Products are returned, the return will be in accordance with Sections 11.3 and 11.4. If Agilent elects to retain the Products, Agilent will not issue payment for the early and additional Products until such time that payment would have been due if Product Orders had been properly fulfilled.

        6.4    Rejected Products.    Prior to returning any rejected Product, Agilent will obtain a Return Material Authorization ("RMA") number from Flextronics, and will return such Product in accordance with Sections 11.3 and 11.4.

7.0    Prices and Payment Terms

        7.1    Product Pricing.    Specific Product prices, currency and any exchange rate sharing will be agreed upon by Flextronics and Agilent and set forth either in the applicable Addenda or Product Exhibit to this Agreement. All prices are to be understood to be net of Value Add Tax (VAT). VAT will be added where applicable. Unless otherwise agreed in the Addendum, the Parties agree to use the pricing models described in Exhibit Q, Appendix B. Prices will also be subject to any available prompt payment discounts that Flextronics may, at its discretion, offer to its customers. Flextronics and Agilent agree to review and implement adjustments to Product and Component prices on a semi-annual basis as specified in Exhibit Q, Appendix B.

        7.2    Adjusted Pricing.    The Parties agree to implement the following pricing methodology to implement new pricing or price adjustments, whether for a new product or existing Products. To introduce new pricing, Flextronics will issue a quotation to Agilent listing the Product and pricing for each assembly of the Product. To indicate Agilent's acceptance of the pricing on Flextronics quotation, Agilent will issue new Orders, or revise its existing Orders to reflect the new pricing in Flextronics quotation.

        7.3    Payment Terms.    Unless otherwise indicated below or as agreed to under the Addendum, Agilent and Flextronics agree to payment terms of net forty-five (45) for Eligible Buyers from the date of invoice which shall not be earlier than the shipment date. Payment will be made in the currency stated in Addenda or Order, as applicable. No payment otherwise due with respect to any Product will be payable to Flextronics until the Product has been accepted in writing by the Eligible Buyer or that Eligible Buyer fails to reject the Product within the designated testing and inspection period.

        7.4    Additional Charges and Expenses.    Unless otherwise agreed, Flextronics will separately list on its invoices the following charges and expenses, unless Agilent has paid for such charges or expenses directly or has provided Flextronics with proper evidence of its exemption from such charge: (i) freight (outbound), export licensing of the Product, or payment of broker's fees, duties, tariffs, or other similar charges; (ii) taxes or charges (other than those based on Flextronics net income or any other taxes or charges not directly related to the manufacture sale, shipment, storage, "value add" or use of Products to Agilent) imposed by any taxing authority upon the manufacture, sale, shipment, storage, "value add" or use of the Product that Flextronics is obligated to pay or collect; (iii) cost of compliance with any environmental legislation relating to the return or disposal of Products at the end of Product Life if Flextronics is required to comply with such environmental legislation; and, (iv) agreed to set-up, tooling, or non-recurring engineering activities (collectively "NRE Charges").

        7.5   If Flextronics offers a better price to any third party for materially similar products and materially similar volumes, based on a like for like comparison basis, Flextronics agrees to offer such price or pricing formula to Agilent immediately. Flextronics agrees to fulfill its obligations in this Section in good faith and further agrees that it will not create any purchasing programs, or other conditions that serve to deny Agilent the benefits of its favored purchaser status.

        7.6    Changed Prices.    If, during the Term, changed prices or price formulas are put in effect by mutual agreement of Agilent and Flextronics, such prices or price formulas will apply to all open Orders issued by Agilent and accepted by Flextronics per Section 5 that exist at the time of the effective date of such prices or price formulas and all new Accepted Orders after the effective date of such prices or price formulas. If such price changes result in a revaluation of inventory and the cost of this revaluation is mutually agreed, Flextronics will invoice or credit this cost as a separate line item.

        7.7    Cost Breakdown.    At Agilent's request, Flextronics agrees to utilize the format outlined in Exhibit C to respond to Agilent's requests for quotation on new or additional Products or for any other pricing submissions made to Agilent (e.g., Product revision pricing submittals). Upon reasonable request, Flextronics agrees to furnish Agilent with a fully-costed Bill of Material and fully detailed Assembly Lead-times for each Product quoted. All quotations by Flextronics are considered the confidential information of Flextronics.

        7.8    Electronic Pricing Submittals.    Upon request, Flextronics will provide pricing submittals electronically using the request for quote models outlined in Exhibit C attached hereto. The Parties will agree to an electronic method to be used for such submissions.

8.0    Cost Management

        8.1    Cost Management Process.    The Parties agree to implement on an on-going basis cost management processes to manage cost variances due to significant changes, such as Engineering or Manufacturing Changes, Component changes, Agilent approved AVL changes, or any other substantially significant change in environment. Such processes are described in Exhibit C hereto.

        8.2    Total Cost of Ownership.    Agilent and Flextronics agree to pursue cost reduction improvements throughout the supply chain (not limited to Component cost). An annual stretch goal of 10% total cost reduction is the objective, by investigating and improving total supply chain practice;

including but not limited to procurement practices with Component Suppliers and logistics and services providers.

        8.3    Cost Reduction Sharing.    Flextronics agrees to share any cost savings achieved equally with Agilent for a period of twelve (12) months and thereafter pass through all such savings to Agilent. Product prices will be amended accordingly. Flextronics will demonstrate cost reduction improvements and report such results to the appropriate Agilent Manager at a minimum quarterly, unless otherwise indicated in the Addendum.

        8.4    Cost Model Details.    For the purpose of continuous cost reduction and cost management, Flextronics will provide upon request (at any time during or after the Product quotation process) additional cost model details, including assembly, test, packaging, NRE and cost of acquisition.

9.0    Component Procurement

        9.1    Approved Vendor Lists.    Flextronics agrees to buy all Components from suppliers on the AVL. Use of "brokers" for Components will require specific approval by Agilent, which approval will not be unreasonably withheld, prior to use by Flextronics. In the event that Flextronics is unable to procure a Component(s) as a result of the AVL restrictions set forth herein, Agilent and Flextronics agree to negotiate changes to the AVL. Flextronics will use standard purchasing practices, including long lead-time Component management, minimum and multiple supplier order quantities and SMI programs in order to meet Agilent Forecasts.

        9.2    Usage Requirements.    All Components or other materials or parts ordered for any Products are to be used to manufacture Products only. Any other use or substitution of Components or materials must have Agilent's prior written consent. Flextronics is expected to follow commercially reasonable practices to meet Agilent demand flexibility and assurance of supply while minimizing total inventory exposure, including use of Supplier Managed Inventory or similar methodologies. In the event that prudent and normal procurement practices are not evident as defined above, in the event of excess due to cancellation, termination or demand reductions, Agilent will not be liable for that portion of the material purchased in excess of the amount that would have been purchased if such procurement practices had been used.

        9.3    Component Shortages.    Flextronics agrees to provide appropriate support to target supply of all Components or families of Components (affecting Products) that may be in limited supply. In the event of a probable or potential Component shortage or availability problem that may impact assurance of supply, Flextronics will immediately escalate the situation to the affected Eligible Buyer(s).

        9.4    Purchasing Components from Agilent Contracts.    Flextronics may procure Components through use of existing Agilent purchase agreements with Component Suppliers. Under such circumstances, the Components may be procured by an Agilent authorized representative and then transferred or resold to Flextronics pursuant to the consignment or Buy/Sell procedure described below in section 9.8. Alternatively, Agilent will seek authorization for Flextronics to purchase the Components directly from the Component Supplier under the terms of that Agilent purchase agreement. In such case, any such purchase must be at the price quoted by the Component Supplier, refer to and use the specific Agilent Part Numbers involved and must be used exclusively for Flextronics performance under this Agreement. Agilent will exercise all reasonable commercial efforts to secure supplier terms and conditions consistent with those necessary to support the requirements of this agreement including but not limited to SMI Programs, Flexibility agreements and excess and obsolescence liabilities. Flextronics shall identify to Agilent the impact of any inconsistency between the terms and conditions of this Agreement and Agilent' negotiated terms and conditions with their Suppliers. If the impact identified has a material affect on cost or performance, Agilent shall either use all reasonable commercial efforts to negotiate such terms and conditions or reach an appropriate and reasonable solution with Flextronics. If an Agilent Supplier causes a constraint on flexibility which Flextronics cannot resolve itself, using all commercially reasonable efforts, then Flextronics will notify Agilent. The Parties will work together to achieve a solution with respect to such constraint.

        9.5    Component Forecasts from Flextronics to Suppliers.    Flextronics will provide to Agilent Strategic Suppliers on a monthly basis a rolling twelve (12) month forecast of all Turnkey Component requirements. This Component forecast will be updated at least monthly for all planned orders in accordance with a mutually agreeable forecast implementation plan documented in Exhibit I. A copy of the Component forecast will simultaneously be provided to Agilent.

        9.6    Component Forecasts from Flextronics to Agilent.    Flextronics will provide to Agilent on a bi-monthly basis a rolling twelve (12) month forecast of all Buy/Sell Component requirements in accordance with a mutually agreeable Component forecast implementation plan documented in Exhibit I. In turn, Agilent will provide a written acknowledgement of all Buy/Sell Components needed within five (5) days.

        9.7    Use of Agilent Part Number.    For the purposes of Component forecasts, Orders and materials or inventory management reporting, Flextronics part numbering systems will utilize Agilent's Part Number with an additional prefix/suffix. Flextronics agrees to assure that the part numbers are recognized at the suppliers. Agilent will not engage in any efforts to change part numbers with pre-suppliers. Flextronics agrees to provide the Agilent part number in reports.

        9.8    Purchase of Agilent Component Inventory (Buy/Sell).    For the purposes of ongoing manufacturing, short-term requirements and the manufacturing of new Products, Flextronics recognizes that Component material may need to be acquired from Agilent inventories. Flextronics and Agilent agree to the following terms and conditions for the following categories of Buy/Sell Components:

          a)    Permanent Buy/Sell:    Flextronics will provide Agilent a forecast for these Components as defined in Section 9.6 above. Agilent will determine the list and the standard cost of the Components to be transferred to Flextronics. If needed, Agilent may elect to request in writing that a Permanent Buy/Sell Component or a batch of a Permanent Buy/Sell Component shipment should be stored separately or used to manufacture a specific Order or a Product by Flextronics.

          b)    Shortage Pull:    Flextronics will submit a list of Components to be acquired from Agilent's inventory. Agilent must respond to Flextronics request within 24 hours with details as to availability and date of delivery to Flextronics. Agilent will utilize Flextronics standard cost when accounting for the transfer of ownership of these Components to Flextronics

          c)    Seeding Buy/Sell:    Agilent and Flextronics will agree to in writing to the terms and conditions that will govern the transfer of Component inventory to Flextronics for the purpose of the manufacture of new Product. Agilent will determine the standard cost of the material to be transferred to Flextronics.

        9.9    Purchase Terms.    Flextronics will purchase the Buy/Sell Components under agreed terms and conditions defined in Exhibit F of this Agreement.

        9.10    Consigned Components.    Agilent reserves the right to supply through consignment, at its discretion, any Components to Flextronics related to the production of Product, however such changes are subject to cost model adjustments, including but not limited to material handling fees, which need to be mutually agreed. Agilent will retain all rights, title, interest, and obligation (including but not limited to, warranty related issues) in the Components furnished to Flextronics as consigned inventory. Agilent will retain ownership of all such Consigned Components including during the time such Components are used by Flextronics in the manufacturing of Agilent's Products. Percentage limits on the Consigned Components will be mutually agreed upon by the parties in the Addendum.

        9.11    Return of Consigned Components.    Flextronics will return, at Agilent's costs, all consigned Components upon written request from Agilent. If Flextronics fails to identify and return any

Components within a timeline agreed upon by the parties, Flextronics will be obligated to buy the Consigned Components from Agilent at Agilent's purchase price. The Consigned Components will be returned to Agilent in accordance with the written instructions provided by the Agilent Eligible Buyer.

        9.12    Component Price Auditing.    Agilent reserves the right, at Agilent expense, to conduct an audit of Component pricing quoted to Agilent for products supplied based on the use of Agilent's AVL. This auditing is limited to a three month (3) historical view. Additionally it is limited where Flextronics has other confidentiality agreements which prohibit the disclosure. In the event that a negative discrepancy "cost lower than price" is disclosed which is greater then 2% gross, between the prices charged and the price which should have been charged for the relevant period, Flextronics will pay Agilent the differential for the units shipped in the previous 90 days. In the event that a positive discrepancy "cost higher than price" is disclosed, that is greater then 2% gross between the price charged and the price which should have been charged for the relevant period, Agilent will pay Flextronics the differential for the units shipped in the previous 90 days.

10.0    Warranties

        10.1    Product Warranty.    Flextronics warrants that all Products will:

          a)    Be manufactured, processed and assembled by Flextronics in application of good industry practice, free from defects in workmanship. It is understood that this also applies in the event of a Product re-manufactured under this warranty, to the extent of the replaced or repaired defective Product or part of the Product, e.g. a board, which shall be manufactured in a manner that it is functionally equivalent to a newly manufactured Product, with functionally equivalent new components to replace any defective components, while any of the non-defective components will be re-assembled to the Product.

          b)    Be manufactured in accordance with the applicable Specifications. The "Specifications" for each Product or revision thereof, shall include but are not limited to bill of materials, designs, schematics, assembly drawings, process documentation, test specifications, current revision number, and Approved Vendor List. The Specifications as provided by Agilent and included in Flextronics' production document management system and maintained in accordance with the terms of this Agreement are incorporated herein by reference as Exhibit B;

          c)     Be free and clear of all Encumbrances and other claims to title or ownership;

          d)    Be free from defects in workmanship as specified in the Agilent Acceptability Specification 930.610, as listed in Exhibit B; and

          e)    Not violate or infringe any third party Intellectual Property Rights solely with respect to Flextronics manufacturing processes and Flextronics further warrants that it is not aware of any facts upon which such claim could be made. If Flextronics learns of any claim or any facts upon which a claim could be made, it will promptly notify Agilent of this information.

        10.2    Components Warranty.    Flextronics will endeavor to pass on to Agilent all Component Suppliers' warranties to the extent that they are transferable. Flextronics agrees to ensure that all Components used in the Product are manufactured by suppliers on Agilent's AVL unless otherwise agreed. Flextronics shall specifically endeavor to obtain and pass through to Agilent the following warranties with regard to the Materials (other than the Production Materials) including but not limited to: (i) conformance of the Materials with the vendor's specifications and/or with the Specifications; (ii) that the Materials will be free from defects in workmanship; (iii) that the Materials will comply with environmental regulations as referred to in section 1.1.5; and (iv) that the Materials will not infringe the intellectual property rights of third parties.

        10.3    No Impediment.    Flextronics warrants that, at the time of execution of this Agreement, there is no pending or threatened legal action or proceeding by or against it that may have a material adverse effect on its ability to fulfill its obligations under this Agreement. Flextronics further warrants that it will notify Agilent in writing immediately upon becoming aware of any such action or proceeding.

        10.4    Survival of Warranties.    Product Warranties will survive any inspection, delivery, acceptance or payment by Agilent and be in effect for a two (2) year period following the date of shipment of the Product to an Eligible Buyer (the "Warranty Period"). Should there be a breach of any of the Warranties specified during the two (2) year period, Flextronics will, at its option and its expense, repair, replace, or if repair or replacement is not possible issue a credit for Product found defective during the Warranty Period. Product Warranties will survive any obsolescence or other Flextronics cessation of the manufacture or support of such Product.

        10.5    DISCLAIMER.    THE WARRANTIES PROVIDED ABOVE ARE IN LIEU OF ANY OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING ANY PRODUCTS, OR REGARDING THEIR MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE.

11.0    Return of Non-Conforming Products under Warranty

        11.1    Non-Conforming Product.    Flextronics and Agilent will negotiate together in good faith to reach agreement on quality standards regarding the return of Non-Conforming Product to which Agilent is entitled to a remedy under the express limited warranty in section 10 ("Non Conforming Product"). Agilent may return for repair or replacement:

          a)    each System that fails acceptance test at customer site or fails at customer site or is not meeting the specifications due to Flextronics workmanship.

          b)    each Assembly (e.g. Repair, PCAs manufactured by Flextronics e.g. for upgrade customer orders) that fails or an entire Lot of Products if a tested sample of that lot contains Non-Conforming Products exceeding the agreed AQL level as per Exhibit Q Appendix G.

        11.2    Agilent Repair of Non-Conforming Product.    Agilent, at its election, may repair or partially repair Products at Agilent Customer locations. Agilent will notify Flextronics in advance of Agilent Repair on Non-Conforming Product, and where reasonable Agilent will offer to Flextronics the ability to participate in the fault analysis, and first give Flextronics the opportunity to repair itself or propose a remedy, to the extent Agilent is entitled to claim under warranty. Agilent will document costs, including labor and travel, associated with repair of Non-Conforming Products, and may claim such cost where the remedy is required as a result of a breach of Flextronics' warranty obligations under Section 10: however this cost shall not be higher than the cost that Flextronics would incur repairing it at its own facilities. Additionally any repairs made that are not in conformance with the Product Specifications and industry accepted best practices shall void Flextronics' remaining warranty liability. Flextronics will review and validate all documentation and costs. Upon agreement, Agilent will then proceed to invoice Flextronics for said costs net 45 days.

        11.3    Repair Period.    Unless otherwise specified in an Addenda, Flextronics will return the replacement or repaired Products as soon as possible but in no event later than twenty (20) calendar days after receipt of the Non-Conforming Product from Agilent.

        11.4    Return Material Authorization.    Prior to returning any rejected Product, Agilent will make a written request for a Return Material Authorization ("RMA") number from Flextronics, and will return such Product in accordance with the provisions of this Article or other provisions if mutually agreed to by the parties in writing and made a part of this Agreement. All returns shall be at Agilent's initial expense. For Non-Conforming Products, Agilent will notify Flextronics in writing of identified

Non-Conforming Products within an average of fifteen (15) days and no greater than thirty (30) days, in any case, of the discovery and completion of analysis of such Products. Agilent will specify the reason for the return in the RMA authorization request. In the event a Product is rejected by Agilent and it is agreed that the failure is due to Flextronics workmanship, Flextronics will promptly take corrective action to cure any defect that led to rejection.

        11.5    Return Process.    Agilent shall be responsible for all repair and transportation costs including inbound and outbound freight/loss and damage, except for Non-Conforming products for which a Flextronics warranty breach is found. All Non-Conforming Products returned by Agilent to Flextronics that are in warranty breach, and all replacement or repaired Products shipped by Flextronics to Agilent to replace Non-Conforming Products that are in warranty breach, will be at Flextronics' expense, including transportation charges (round trip charges for replacement or repaired Products). Flextronics will bear all risk of loss or damage to such Products while in transit.

        11.6    Line-Down Condition.    Flextronics will replace Non-Conforming Products as specified above except in those instances where Non-Conforming Product results in a line-down condition for Agilent. In the case of a "line down condition" where an entire Agilent Product line, e.g. PLAT or PLBG, cannot ship due to a problem solely caused by Flextronics, Flextronics will provide required resources and escalation as needed to accelerate replacement or repair. The Parties' Global Account Managers will agree upon the accelerated delivery methods and time period. Any so agreed accelerated replacement, repair and delivery will be at Flextronics' expense.

12.0    Product Support

        12.1    Product Life and Support Life.    The "Product Life" is the period beginning on the date of the first shipment of Product from Flextronics, including NPI activities, and continuing to the date when the Product is deleted from the Agilent Corporate Price List ("CPL"). The "Support Life" is the ten (10) year period beginning on the date the Product is deleted from the CPL or the term of this agreement, whichever is shorter.

        12.2    Flextronics Technical Support Obligation.    During the Product Life and Support Life, Flextronics will maintain technical expertise on Products consistent with services provided immediately upon the Effective Date, including, but not limited to: trained personnel with sufficient training to be able to repair the Products; Flextronics single point of support contact for Agilent; Tools and equipment needed for the repair of Product; and ready access to historical and most current manufacturing documents. Fees for Flextronics technical support will be listed in the Addenda or otherwise agreed to by the Parties' Global Account Managers. The Flextronics technical support obligations do not survive termination of this agreement unless otherwise agreed. For products which are not actively manufactured, the parties will outline and agree on the support required and the cost of such support.

        12.3    Product Support Documentation.    Flextronics will use commercially reasonable efforts to review Agilent documentation for accuracy and provide feedback to Agilent. Flextronics will make a reasonable effort to ensure completeness and accuracy of all documentation provided by Agilent, and notify Agilent when and if any errors are found.

        12.4    Class Failures.    Unless otherwise provided in the Addendum, under any of the following circumstances, Agilent will have the right to call for a joint engineering assessment meeting between Agilent and Flextronics to investigate and assess the severity of the situation: as defined in Exhibit Q Appendix G

        Agilent and Flextronics will mutually agree to the rate of failures in products that will constitute a Class failure rate ("Class Failure") once the product is transferred to Flextronics China. In the case of Class Failure, Flextronics and Agilent will cooperate to implement the following procedure: (a) Agilent will promptly notify Flextronics upon discovery of the failure and will supply Flextronics with samples of the failure; (b) within forty-eight (48) hours of receipt of the failed samples Flextronics will give an initial response to Agilent indicating its preliminary plan for diagnosing and addressing the problem; (c) Flextronics and Agilent will jointly exert all commercially reasonable efforts to diagnose the problem and plan a workaround or more permanent solution; and (d) if and to the extent the problem is a result of a breach of Flextronics Express Limited Warranty set forth in Section 10, then Flextronics will be responsible for the reasonable costs incurred in rectifying the Class Failure, Product Recall, including Product repair or replacement costs.

        Cost of freight shall be allocated between the parties in accordance with Exhibit E (RMA process).

        In the event a Class Failure is determined to exist as described in this section,    Agilent may upon written notice to Flextronics suspend deliveries under any further Purchase Orders for the relevant affected Products without penalty until Flextronics can demonstrate that the cause of the Class has been corrected in respect of the relevant Purchase Order(s).

13.0    Obsolescence and Manufacturing Rights

        13.1    Agilent's Right to Tools and Documents.

    13.1.1    If Flextronics seeks to discontinue the supply or support of a Product (Discontinued Product), Flextronics will provide to Agilent the items specified in Section 26.5 below regarding Agilent's rights upon termination within ten (10) days of Agilent's written request. Agilent will keep all Flextronics created documentation confidential in accordance with the terms of Section 20. For items specified in Section 26.5 and developed by Flextronics the parties will agree on a reasonable cost to be paid to Flextronics. If Flextronics refuses to cooperate with its obligations under this Article 13.1, Agilent may charge Flextronics for all reasonable costs to procure or prepare the documentation.

    13.1.2    Flextronics will furnish to Agilent, provided that Agilent pays the associated shipping cost, all Agilent owned Tools within a mutually agreed upon timeline after Flextronics has received Agilent's written notification to Flextronics of Agilent's exercise of its rights under this Section 13.1. If the Agilent owned Tools are not delivered within this time period, Flextronics will permit Agilent to enter upon Flextronics' premises to take possession of, assemble and collect such Tools or render them unusable, or Agilent may require Flextronics to assemble such Tools and make them available at a place Agilent designates in writing to allow Agilent to take possession or dispose of such Tools. Flextronics will also furnish to Agilent the names and addresses for sources for such Agilent owned Tools in Flextronics' possession.

    13.1.3    To the extent not proscribed by non-disclosure agreements between Flextronics and its vendors, Flextronics will furnish to Agilent within seven (7) days after Agilent's written request, the names and addresses of Flextronics' sources for Components or materials not manufactured by Flextronics, including the appropriate part numbers for commercially available equivalents of electronic parts. If requested by Agilent and the parties can agree on a reasonable cost to be paid to Flextronics, Flextronics will use commercially reasonable efforts to assist Agilent in procuring the right to purchase all such components or materials directly from Flextronics' vendors.

    13.1.4    To the extent permitted, Flextronics will assign to Agilent any license rights it may have with third parties for software, documentation, or Intellectual Property used in the manufacture of the Discontinued Product

14.0    Inventory Management

        14.1    Inventory Reporting.    Flextronics agrees to provide to Agilent a consolidated listing of all material inventories utilizing the reporting requirements guidelines set forth in Exhibit H.

        14.2    Management of Allocated Components.    Except for Components supplied by Agilent or for which Agilent takes specific responsibility under the Addendum, Flextronics will be responsible for managing Component allocations in the supply chain; provided, however, that Agilent retains the right to designate where the allocated Components are to be used, however limited to Flextronics' various manufacturing locations. As part of this responsibility, Flextronics will furnish the specified quantity of Products to Agilent on the designated Delivery Date and at the appropriate quality level. A designated Agilent Managers and Flextronics may include additional allocation methods to be used in the manufacture or design of the Product in the Addendum.

        14.3    Excess Components Inventory.    Agilent's liability for Excess Components will be as mutually agreed to by the Parties in Exhibit Q, Appendix C.

        14.4    Obsolete Component Inventory.    Obsolete Components will be communicated to the Agilent Global Account Manager or as appropriate to the designated Agilent Managers as part of the monthly Obsolete Component reporting or as soon as possible after forecasted demand is removed. Flextronics will exercise reasonable efforts to provide such report to Agilent by the last business day of the first full week of each month. For Obsolete Components inventory, Agilent has the option of: (i) purchasing the Obsolete Components from Flextronics, at Flextronics' current quoted price and having the Obsolete Components returned to Agilent, or a location indicated by Agilent; (ii) authorizing Flextronics to sell Obsolete Components internally or externally and Agilent, upon review and agreement, pays the difference between the Flextronics current quoted price and selling price; or (iii) scrapping and disposing of the Obsolete Components at Flextronics' current quoted price. Upon Agilent's receipt of Flextronics' Obsolete Component report, Agilent will advise Flextronics in writing within twenty (20) calendar days or less which option Agilent has selected to disposition the Obsolete Components. The process for selection of options by Agilent and disposal of Obsolete Components shall terminate within 30 calendar days after the termination of the Agreement, after which time Flextronics shall have the right to payment for all remaining obsolete components and inventory.

        14.5    Component Discontinuances.    If Flextronics receives notice from a Component supplier or Agilent that a Component will be discontinued, Flextronics will notify Agilent in writing within ten (10) calendar days and will use its best efforts to identify a form, fit and function replacement and in a reasonable period of time, notify Agilent by submitting in writing a list of alternatives. The Agilent Global Account Manager or, as appropriate, the designated Agilent Managers, and Flextronics will develop an appropriate action plan, including all sample requirements, product qualifications, updates to the AVL, and schedule changes necessary to reaching a mutually agreeable resolution of the discontinuance. Additionally, upon Agilent's request, Flextronics will disclose the agreements in place regarding discontinuance notification for all Turnkey Component Suppliers. For components controlled by Flextronics, Flextronics will make all commercially reasonable efforts to ensure all such suppliers are obligated to provide a minimum of six (6) months notification of any potential discontinuance to Flextronics. For components controlled by Agilent, Agilent will make all commercially reasonable efforts to ensure all such suppliers are obligated to provide a minimum of six (6) months notification of any potential discontinuance to Agilent.

        14.6    Component Lifetime Buys.    In the event that Agilent cannot identify a form, fit and function replacement, or does not approve a replacement identified by Flextronics, Agilent may purchase the LTB inventory and consign or Buy/Sell such LTB inventory to Flextronics for use in manufacturing Products. By mutual agreement, Agilent may also have Flextronics purchase the LTB inventory. Agilent will pay any costs associated with the storage or handling of such consigned LTB inventory to

Flextronics, and Flextronics will determine the most appropriate allocation of such inventory among its manufacturing locations. The Parties' Global Account Managers, or designated Agilent Managers as appropriate, agree to negotiate in good faith the terms of the allocation of such LTB inventory, including associated costs, adhering to the LTB Component Allocation Requirements set forth in Exhibit P attached hereto or as otherwise agreed in the appropriate Addenda. Any such LTB Component Allocation agreement will be appended to Exhibit P, made a part of this Agreement, and incorporated herein consistent with other exhibits to this Agreement. In addition, Flextronics agrees to provide a Discontinuance/LTB Report to Agilent as required under Exhibit H and any Addenda.

        14.7    Supplier Managed Inventory.    Where requested by Agilent, Flextronics and Agilent will jointly implement a Supplier Managed Inventory Program ("SMI") in a mutually agreeable time frame, and if applicable a mutually agreed cost impact. Any such "SMI' will be specified in the Addendum. A form of SMI Agreement for a "two-node supply chain" scenario, in which a supplier directly supplies products to Agilent, is provided as an example in Exhibit B. Elements of SMI will include but not be limited to:

          a)    Flextronics ownership of a mutually agreed level of finished goods inventory at an Agilent location with transfer of ownership to Agilent when material is actually consumed by Agilent;

          b)    Processes established to support Agilent's and Flextronics' requirements, including liability, damage, inventory discrepancy, aging of finished goods inventory, disaster recovery, COs, etc.; and

          c)     Invoices generated at transfer of ownership in accordance with the payment terms in Section 7.3.

        14.8    Inventory Valuation.    Unless otherwise agreed in the Addenda, Flextronics agrees to comply with the inventory valuation requirements and processes set forth in Exhibit H. These requirements and processes will be used for the purposes of providing the Inventory Material Liability Report to Agilent as required under that exhibit.

        14.9    Inventory Transfers to Flextronics.    In the event that Agilent adds additional Products to this Agreement, Flextronics and Agilent will enter into an Inventory Transfer Agreement ("ITA") that will be included within and become a part of the applicable Addendum. The ITA will establish, among other things, the purchase terms, quantities, delivery, storage, and other obligations of the Parties with respect to the inventory transfer, including Bridge Buys.

15.0    Performance Expectations and Quality Standards

        15.1    Continuous Improvement Objectives.    Agilent and Flextronics agree to work together to develop and mutually agree performance expectations according to Exhibit Q, Appendix N and as outlined in the TQRDCEb example attached hereto as Exhibit J. Both Parties will meet on at least an annual basis to review the progress made on the stated performance objectives. Flextronics is expected to maintain a minimum overall score of three (3.0) on a scale of zero to four (0-4) with no individual attribute below two (2.0). Flextronics agrees to establish and implement corrective action plans as necessary to correct any deficient score no later than three (3) months from the date that the review results are communicated to Flextronics by Agilent. Flextronics agrees to discuss and document in the performance review meetings any productivity improvement accomplishments and future plans relating thereto.

        15.2    Quality Standards.    Flextronics agrees to meet the quality standards and specifications set forth in Exhibit B to this Agreement.

        15.3    Process Improvement.    Flextronics agrees to provide Agilent with Quarterly information on process improvements. Flextronics will maintain an acceptable documented quality system

(e.g., ISO 9002 certified quality program or equivalent) at each authorized Flextronics site specified in Exhibit K to manufacture Products and any additional quality requirements agreed by Flextronics and Agilent as specified in the Addendum. Flextronics' program will include monitoring the manufacturing processes, statistical process control, corrective action analysis of returned Product and repairs, define failure modes, improving materials and procurement processes, component traceability for critical Components, and implementation of corrective actions.

        15.4    Reporting Requirements.    The Parties will mutually agree on those reports required using the Reporting Requirements Guideline in Exhibit H. The designated Agilent Manager may make appropriate modifications for Agilent. Any reports provided to Agilent pursuant to this Section will be subject to the provisions of the Confidential Disclosure Agreement attached as Exhibit D to this Agreement.

        15.5    ESD Audits.    Flextronics agrees that Agilent may, at least once per year, enter into its manufacturing facility to conduct ESD audits. Such audits will use the industry standards in the ANSI/ESD, Document No. S-20.20-1999, which is attached as part of Exhibit B, as the basis for these reviews. Deficiencies identified in the ESD audit relating to conditions existing as of the Effective Date will be waived. Such audits will be conducted in accordance with Section 15.7 below. Flextronics further agrees to conduct audits as required by the ANSI/ESD industry standard noted, at all locations which manufacture Product or store materials for Agilent (using Appendix E of Drawing No. A-5951-1589-1, Revision H), and make such reports available to Agilent upon Agilent's written request.

        15.6    Process Quality Problems.    Flextronics will properly monitor, identify and provide immediate notification to Agilent of Component and Products, or process quality problems that impact Products or Delivery Dates. Flextronics will remedy such issues that are attributable to Flextronics, as required to effect a full and complete corrective action. In all other cases, Flextronics will assist Agilent in defining an action plan for corrective action.

        15.7    Inspection.    Agilent will have the right to inspect and audit, at Agilent's expense, Flextronics' plant, purchasing processes, manufacturing processes, quality program and supporting documentation, including reports, quality test data, training documents and certificates of conformance, and third party audit results, for the Products at any time during the Term of this Agreement, provided such audit is in accordance with Flextronics' security procedure, occurs during normal business hours, and does not unduly interfere with Flextronics' operations. Though all efforts will be made to minimize the frequency of audits by Agilent or an Agilent authorized audit firm, in the case of an identified quality issue, Agilent will have the right to inspect within twenty-four hours (24 hrs) written notice to Flextronics' facility and to review applicable documentation and processes. Normal written notification for audits will be seven (7) days minimum prior to arrival. Flextronics will provide, at no charge to Agilent, access to such facilities and services as are reasonably required by Agilent in performing such inspection. All information gathered by Agilent during such audits will be subject to the confidentiality obligations under Article 20.

16.0    Change Notification

        16.1    Flextronics Proposed Changes.    No Engineering or Manufacturing Changes may be made to, or incorporated into, Products without the prior written approval of the Agilent Global Account Manager and the responsible Agilent Manager. Flextronics will provide Agilent advance notice of any proposed Engineering or Manufacturing Changes and provide evaluation samples and other appropriate information as may be specified by the Agilent Global Account Manager or by the designated Agilent Manager. Such information may include possible effects on price, performance, reliability, manufacturing capacity, lead and delivery times, or appearance, and any Obsolete Components (an "Impact Proposal"). The Agilent Global Account Manager and the affected Agilent Manager must provide written approval of the Impact Proposal prior to any implementation of the

Engineering or Manufacturing Change. Agilent shall not withhold its agreement to reasonably proposed changes by Flextronics which are documented by changed circumstances whether of an economic or technical nature.

        16.2    Agilent Proposed Changes.    Flextronics acknowledges that Agilent may need to change the Product or processes or rollover from one product to another during the Term for contractual, engineering or Product related reasons. These changes will be communicated through a Change Order (CO) request. Flextronics is only to take action when given change instructions in writing from Agilent. After receipt of the CO, Flextronics will provide to Agilent within two (2) business days an acknowledgement of the CO and promptly thereafter provide an Impact Proposal describing any delivery impact, an implementation date, potential scrap or material exposure and the impact on the cost of the Product due to CO changes. If the Impact Proposal is acceptable, Agilent will notify the Flextronics Global Account Manager and provide specific instructions to Flextronics on CO implementations. Flextronics will proceed with such engineering change implementation when the parties have agreed upon the changes to the Specifications, delivery schedule and Product pricing and implementation of such change is authorized in writing by Agilent Global Account Manager.

        16.3    Agilent Financial Responsibility.    If Agilent accepts the Impact Proposal, Agilent will assume liability for any material made obsolete due to a CO implementation per the terms and conditions described in Section 14.4 of this Agreement. In addition, Agilent will be responsible for increased labor or material charges and any reasonable rework or expedite charges for labor, materials and test resulting from a CO.

        16.4    Change Monitoring and Tracking.    Upon implementation of an Agilent approved change to a Product under this Article, Flextronics will provide the appropriate Agilent Managers with the first (1st) serial number, first shipping date, Order number and quantity of Product to be included in that first shipment of Product incorporating the change.

        16.5    Emergency Change Request.    Flextronics agrees to acknowledge all emergency change requests within one (1) business day, such acknowledgments to include at a minimum, a date on which Flextronics will respond to Agilent with the conditions (including but not limited to price and delivery impact) for implementing the proposed changes. An emergency will be defined as a severe situation, including Product safety, Product quality or a line shut down. Upon both Parties' agreement on the price, delivery, or any other conditions impacted by the emergency change request, Agilent will issue a Change Order to Flextronics reflecting these new terms and conditions.

17.0    Agilent Property

        17.1    Ownership of Agilent Property.    Flextronics hereby acknowledges that Agilent will at all times retain all right, title and interest in Agilent Property furnished to Flextronics. In addition, Flextronics further acknowledges that such property will, at all times, constitute Bailed Property. Flextronics hereby grants Agilent its power of attorney to file UCC financing statements or similar notices describing the Agilent Property and the proceeds thereof, wherever Agilent deems appropriate to provide notice to other parties that the Agilent Property is not property of Flextronics. Should this Agreement or the transactions under this Agreement be deemed for any reason to pass title to the Agilent Property to Flextronics, Flextronics agrees that Agilent will be deemed to hold, and Flextronics hereby grants to Agilent, a purchase money security interest in the Agilent Property and the proceeds thereof, to secure all of its obligations to Agilent, including its obligation to return Agilent Property and Flextronics' other obligations under this Agreement.

        17.2    Agilent Property.    Flextronics agrees to take all necessary steps to ensure that all Agilent Property will be:

          17.2.1    clearly marked as the property of Agilent Technologies;

          17.2.2    and remain personal property, and not become a fixture to real property;

          17.2.3    subject to inspection by Agilent at any time upon reasonable advance notice in accordance with Sections 15.7 and 17.6;

          17.2.4    used only in the performance of this Agreement;

          17.2.5    kept free of Encumbrances;

          17.2.6    at all times located at Flextronics' manufacturing sites listed in Exhibit K; and

          17.2.7    kept separate or identifiable from other materials, Tools or property of Flextronics or held by Flextronics.

        17.3    Additional Covenants.    Flextronics covenants and agrees that, until termination of this Agreement:

          17.3.1    Flextronics will not represent to any other party that it owns Agilent Property;

          17.3.2    Flextronics will not modify any Agilent Property in any manner without prior written permission from Agilent;

        17.4    Maintenance and Calibration.    Flextronics will put in place a system to ensure that Agilent Property consisting of test equipment provided to Flextronics is calibrated before use. Calibration will be done annually, or as required, and be done to industry acceptable standards (CGMP Standards) or as otherwise specified by Agilent. Flextronics will be held liable for any repair and replacement costs, normal wear and tear excepted, if damage to such test equipment is solely caused by Flextronics. Maintenance and calibration costs, and other related direct costs of other Agilent Property are to be mutually agreed to by Agilent and Flextronics.

        17.5    Return of Agilent Property.    Upon Agilent request, or upon the expiration or termination of this Agreement, Flextronics will return all Agilent Property to Agilent in good condition, normal wear and tear accepted. Agilent will determine the manner and procedure for returning the Agilent Property. Agilent Property will be shipped ex works according to INCOTERMS 2000. In the event that Agilent exercises its right to remove any of the Agilent Property, Flextronics will cooperate fully and will not hinder or obstruct Agilent's actions in any way.

        17.6    Records and Audits of Agilent Property.    Flextronics will maintain accurate records of the receipt and location of all Agilent Property, so that it may be identified with particularity. Agilent will have the right to conduct physical inventory audits of all Agilent Property located at Flextronics facilities with seven (7) days' written notice, provided such audits will be performed within business hours and will not unduly interfere with Flextronics' operations. Such audits will be at no charge to either Party.

        17.7    Warranty Disclaimer.    EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL AGILENT PROPERTY IS PROVIDED "AS-IS" WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESSED OR IMPLIED, AND ORAL OR WRITTEN. AGILENT SPECIFICALLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        17.8    Risk of Loss.    Flextronics will bear all risk of loss with respect to Agilent Property from receipt until return to Agilent.

        17.9    Software.    Any software or firmware provided to Flextronics by Agilent is licensed to Flextronics non-exclusively for use solely to perform its obligations under this Agreement. Such software and firmware may not be transferred or sublicensed and may not be disassembled or decompiled without Agilent's express written consent.

        17.10    Agilent Tools.    Agilent will own all rights in any Tools exclusively paid for by Agilent but legally owned by Flextronics' or Flextronics' subcontractors. Tools are subject to the provisions regarding Agilent Property specified above. Flextronics will fully qualify all new Tools, after both Parties have mutually agreed upon the cost for such qualification, and obtain Agilent's written approval before they are used in Flextronics' top-level production line. Flextronics will send Agilent a copy of its qualification report. In the event that Agilent does not concur with Flextronics' qualification results, Agilent has the right to reject the use of the new Tools until corrective actions are taken. The cost for such corrective actions shall be mutually agreed upon by both parties.

        17.11    Tools Maintenance.    As long as the Tools are used in the manufacturing of the Agilent Products, Flextronics will maintain the Tools in good working condition. In the event that Flextronics considers it necessary to renew the Tools for manufacturing the Agilent Products, or to add alterations to the existing Tools to meet Agilent's Requirements or requests, Flextronics will notify Agilent for approval prior to the actual implementation. Agilent will not withhold the approval unreasonably. The costs required for such renewals or alterations will be borne by Agilent. Agilent will own all rights in any modifications or improvements to the Tools and Flextronics agrees to assign over such rights to Agilent. Upon request of Agilent Flextronics will transfer title of tools and if required arrange delivery to location specified by Agilent.

18.0    Flextronics Intellectual Property Defense

        18.1    Duty to Defend.    Except as provided in Section 18.4, Flextronics will, at its expense, defend or settle any claim made or any suit or proceeding brought against Agilent based on an allegation that Flextronics' manufacturing processes used in any of the Deliverables constitute an infringement or unauthorized use of any third party's Intellectual Property (a "Third Party Claim"). Flextronics will pay all costs, damages and expenses awarded by a court or agreed to in settlement arising from a Third Party Claim.

        18.2    Duty to Notify.    Agilent will give Flextronics prompt notice of any Third Party claim, and will give Flextronics the authority, information, and assistance (at Flextronics' expense) to handle the defense. If Flextronics does not diligently pursue resolution of the claim nor provide Agilent with reasonable assurance that it will diligently pursue resolution, then Agilent may, without limiting its other rights and remedies, take responsibility for the defense.

        18.3    Remedies.    If the use of a Flextronics manufacturing process or a Deliverable is enjoined based on a claim of infringement, Flextronics will, at its sole expense and option:

          18.3.1    Procure the right for Flextronics to continue using the process and for Agilent the right to continue using the Deliverables;

          18.3.2    Replace the process or Deliverable with a non-infringing process or product of equivalent function and performance;

          18.3.3    Modify the process or Deliverable to be non-infringing, without detracting from function or performance of the affected Deliverable; or

          18.3.4    If none of these remedies is available after Flextronics expends all reasonable efforts, then terminate part or all of this Agreement. If Flextronics discontinues supplying a Deliverable as a result of Third Party Claim contemplated under this Section, then Flextronics agrees to reimburse Agilent for its reasonable costs and expenses with migrating its Requirements to a new manufacturing process with Flextronics, provided that Agilent gives Flextronics sufficient documentation supporting such costs. In the event Flextronics is unable to migrate to a new manufacturing process within Flextronics the issue will be submitted to the Global Account Managers of both parties for resolution of the consequences in good faith.

        18.4    Limitation.    Flextronics will be relieved of its obligations hereunder to the extent the claim of infringement or unauthorized use against Agilent arises from the Product Requirements or Specifications. This Article 18 states Flextronics' entire liability for any Third Party Claims against Agilent arising hereunder.

19.0    Agilent Intellectual Property Defense

        19.1    Duty to Defend.    Except as provided in Section 19.4, Agilent will, at its own expense, defend or settle any Third Party Claim brought against Flextronics based upon an allegation that the Products, Product Requirements, Marks which are licensed by Agilent Technologies, Inc. under Exhibit S or Agilent Property provided to Flextronics constitute an infringement or unauthorized use of the third party's Intellectual Property or Marks. Agilent will pay all costs, damages and expenses awarded by a court or agreed to in settlement arising from such Third Party Claim.

        19.2    Duty to Notify.    Flextronics will give Agilent prompt notice of any Third Party Claim, and will give Agilent the authority, information, and assistance (at Agilent's expense) to handle the defense. If Agilent does not diligently pursue resolution of the claim nor provide Flextronics with reasonable assurances that it will diligently pursue resolution, then Flextronics may, without limiting its other rights and remedies, take responsibility for the defense.

        19.3    Remedies.    If use of the Products, Product Requirements (except to the extent that such infringement exists as a result of Flextronics' manufacturing processes), or Agilent Property is enjoined, Agilent will, at its sole expense and option:

          19.3.1    Procure for Flextronics the right to continue using the Products (to the extent required in order to perform the Agreement), Product Requirements or Agilent Property;

          19.3.2    Replace the, Product Requirements or Agilent Property so that they are no longer subject to the Third Party Claim;

          19.3.3    Modify the, Product Requirements or Agilent Property so that they are no longer subject to the Third Party Claim; or

          19.3.4    If none of these options is reasonably available, terminate this Agreement. In addition Agilent will provide for Flextronics continued access to either Agilent Property or Products in order to enable Flextronics to meet its general obligations under Section 1.1 of this Agreement.

        19.4    Limitation.    Agilent will be relieved of its obligations hereunder to the extent the claim of infringement or unauthorized use against Flextronics does not arise from the Product Requirements or out of use of the Agilent Property. This Article states Agilent's entire liability for any Third Party Claims against Flextronics arising hereunder.

20.0    Confidential Information

        20.1    Confidential Information.    During the Term, a Party (the "Recipient") may receive or have access to certain information of the other Party (the "Discloser") that is marked as "Confidential," including information or data concerning the Discloser's Intellectual Property, products or product plans, business operations, strategies, customers and related information. The Parties will be bound by the terms of the Confidential Disclosure Agreement (CDA) attached as Exhibit D. To the extent any term of this Agreement conflicts with any term in the CDA, the terms of this Agreement will control and take precedence. Confidential Information, as defined in the CDA, may only be used by those employees or temporary employees of the Recipient who have a need to know such information for purposes related to this Agreement. The AVL, Bill of Material, Product Forecasts, Component forecasts, Orders, Product Requirements and other information identified in this Agreement as Agilent confidential must be held in confidence by Flextronics under the terms of the CDA. Notwithstanding the foregoing, Flextronics may provide Agilent's Confidential Information to Flextronics' subcontractors or suppliers, provided that Flextronics binds such third parties to substantially similar confidentiality obligations.

        Nothing contained in this Agreement shall be deemed to prevent disclosure of any of the Confidential Information or any term of this Agreement (including the existence hereof) if such disclosure is required to be made in a judicial, administrative or governmental proceeding pursuant to a valid subpoena or other applicable order or in order to meet securities laws or other regulatory requirements.

21.0    Governmental Compliance

        21.1    Duty to Comply.    Flextronics agrees to comply with all federal, state, local and foreign laws, rules and regulations of any Governmental Authority applicable to its manufacturing of the Products. Any approvals necessary to allow for Agilent's sale and customers' use of the Products will be implemented in mutual consultation but shall be the ultimate responsibility of Agilent, including in respect of costs. Without limiting the generality of the foregoing sentence, Flextronics represents that:

          21.1.1    Flextronics will comply with all equal employment opportunity and non-discrimination requirements prescribed by Presidential Executive Orders, including the requirements of Executive Order 11246, the Vocational Rehabilitation Act, and the Vietnam Era Veterans' Readjustment Assistance Act;

          21.1.2    Flextronics does not manufacture Agilent Product with under-age or forced labor as defined by local laws, or, if there are no applicable local laws, basic international principles relating to labor standards;

          21.1.3    All Agilent Products will be prepared for shipping in conformance with government or freight regulations as specified in the Product Requirements and

          21.1.4    Upon Agilent's request, Flextronics will provide complete and accurate material safety data sheets.

        21.2    Procurement Regulations.    For Products purchased under this Agreement for incorporation into products to be sold under a government contract or subcontract, those applicable procurement regulations that are required by law, statute or regulation to be inserted in such contract or subcontract will be specified in the associated Order or otherwise set forth the Addendum and thereby made applicable to all Orders for such Addendum.

        21.3    Ozone Depleting Substances.    Flextronics certifies that their processes used to manufacture any Agilent Product does not contain any "Class 1 Substance", or "Class 2 Substance", as those terms are defined in 42 USC Section 7671 and implementing regulations of the United States Environmental Protection Agency at 40 CFR Part 82, as now in existence or hereafter amended.

22.0    Country of Manufacture and Duty Drawback Rights

        22.1    Country of Origin Certification.    Upon Agilent's request, Flextronics will provide Agilent with an appropriate certification stating the country of origin for the Products (including the Components comprising the Products), sufficient to satisfy the requirements of any applicable United States export licensing regulations.

        22.2    Country of Origin Marking.    Flextronics will mark each Product, or the container if there is no room on the Product, with the country or region of origin, as may be required (eg EU). Agilent will outline in its product specifications the exact requirement and details.

        22.3    Duty Drawback.    If Products delivered under this Agreement are imported, Flextronics will require Agilent to be the importer of record. If by mutual agreement Agilent is not the importer of record and Flextronics obtains duty drawback rights to such Products, Flextronics will, upon Agilent's request, provide Agilent with documents required by the customs authorities of the country of receipt to prove importation and to transfer duty drawback rights to Agilent.

23.0    Electronic Data Interchange (EDI) Requirements

        23.1    EDI Implementation.    It is Agilent's intent to utilize applicable EDI transactions (ANSI X.12, EDIFACT, or other similar electronic data exchange) wherever feasible to facilitate the timely communication of information between Agilent and Flextronics. Agilent and Flextronics agree to provide adequate resources (including personnel and technology) to effectively implement EDI applications in a timeframe to be mutually agreed to by Agilent and Flextronics. Specific mapping for EDI will include, but not be limited to:

  a)
  Component forecasts (per the specific requirements as set forth in Exhibit I);

          b)    Forecasts to Flextronics, Orders to Flextronics; and

          c)     Flextronics shipment notices and invoices (as specifically required by Exhibit N).

          Exhibit B and the Addenda and Exhibits may contain other EDI requirements and guidelines.

        23.2    IT Systems.    Agilent and Flextronics agree to work jointly, in good faith, to co-develop and implement IT solutions as needed to improve all communications contemplated under this Agreement.

24.0    Force Majeure Events

        24.1    Delaying Causes.    Subject to the provisions of this Article, neither Party will be liable for any delay in performance under this Agreement caused by any "act of God" or other cause beyond that Party's reasonable control and without that Party's fault or negligence, including but not limited to, any act by any Governmental Authority, act of war, strike, boycott, embargo, riot, lockout, labor dispute, or civil commotion causing delays. Notwithstanding the above, neither Party will be relieved of any liability for any delay or failure to perform its defense obligations with respect to third party Intellectual Property or furnish remedies for infringement as described in Articles 18 and 19 above. Except as otherwise more specifically provided for in this Agreement, each Party experiencing a delaying cause will immediately give the other notice of such delaying cause and an estimate of its duration, and the other Party may act in its sole discretion to terminate this Agreement or any part hereof or suspend this Agreement in whole or in part for the duration of the delaying cause if such delay exceeds ninety (90) days unless otherwise specified in the Business Continuity Plan.

        24.2    Resumption of Agreement.    The Parties may resume performance under this Agreement once the delaying cause ceases and extend the Term up to the length of time the delaying cause endured. Unless a Party gives notice of termination as provided above within thirty (30) days notice of the delaying cause, that Party will be deemed to have elected to suspend this Agreement for the duration of the delaying cause.

25.0    Events of Default

        25.1    Notice of Breach.    If either Party is in Breach of any provision of this Agreement, the non-breaching Party may, by notice to the breaching Party, except as otherwise prohibited by the United States bankruptcy laws, terminate the whole or any part of this Agreement or any Order, unless the breaching Party cures the Breach within thirty (30) days after receipt of notice.

        25.2    Causes of Breach.    For purposes of this Agreement, the term "Breach" includes any:

          a)    Proceeding, whether voluntary or involuntary, in bankruptcy or insolvency by or against a Party;

          b)    Appointment, with or without a Party's consent, of a receiver or an assignee of a Party for the benefit of creditors;

          c)     Failure by Flextronics to make a delivery on Accepted Orders affecting more than 15% of the orders based on a 3 month rolling average for which the failure is directly attributed to Flextronics' performance and is supported by historical Agilent performance data. Failures which are not considered directly attributed to Flextronics' performance include but are not limited to the following: a) shipments impacted by Force Majeure; b) shipments impacted by performance of Agilent Strategic Suppliers.

          e)    Other failure by a Party to comply with any material provision of this Agreement with additional failure to provide the non-breaching Party, upon request, with reasonable assurances of future performance.

26.0    Termination

        26.1    Termination For Convenience.    After the initial four (4) year term either party may terminate this Agreement hereunder for any reason at its convenience upon nine (9) months prior written notice.

        26.2    Effect of Expiration or Termination.    Upon expiration or termination of this Agreement, the Parties agree to the following terms regarding the relevant Agilent Property and Termination Inventory:

          a)    All Orders issued prior to the effective date of the termination or expiration will be fulfilled pursuant to and subject to the terms of this Agreement, even if the Delivery Dates of Products under such Orders are after the effective date of expiration or termination; and

          b)    All licenses granted by Agilent to Flextronics to any Agilent Property or Intellectual Property will automatically terminate at the end of the Support Life as set forth in Section 12.1 or upon earlier termination or expiration of this Agreement.

        26.3    Survival.    The rights and obligations under the following Articles of this Agreement will survive any expiration or earlier termination of this Agreement in accordance with their terms: Articles 2 ("Definitions); 4 ("Ownership"); 7 ("Prices and Payment Terms"); 10 ("Warranties"); 12 ("Product Support"); 17 ("Agilent Property"); 18 ("Flextronics Intellectual Property Defense"); 19 ("Agilent Intellectual Property Defense"); 20 ("Confidential Information"); 21 ("Governmental Compliance"); 26 ("Termination"); 27 ("Limitation of Liability"); and 30 ("Miscellaneous").

        26.4    Agilent Obligations upon Complete or Partial Termination.    In the event of a complete or partial termination of this Agreement by either Party, Agilent will reimburse Flextronics for any mutually agreed non-amortized Flextronics costs associated with Product not originally funded through Non-Recurring Engineering (NRE) or other charges. In addition, in the event of a complete or partial termination of this Agreement, the Parties agree to take the following actions:

          26.4.1    Flextronics will identify any Components in inventory, and Agilent will have the right of first refusal to purchase such Components;

          26.4.2    Flextronics will use commercially reasonable efforts to cancel its purchase commitments or return for credit or find other use for all Components intended for use in the Product (including all Components rendered excess/obsolete by Engineering Changes or Manufacturing Changes, or COs);

          26.4.3    Flextronics will cancel all cancelable, pending orders to Component Suppliers within seven (7) business days from the date of notification by Agilent of the complete or partial termination of this Agreement, and will also notify Agilent in writing of the date the cancellations are completed. Agilent will not be liable for orders with Component Suppliers where Flextronics has not issued a cancellation notice within this seven (7) business days period unless expressly notified by Flextronics and approved by Agilent in writing;

          26.4.4    Agilent will reimburse Flextronics for all validated actual costs, charges and fees incurred to return any portion of the Termination Inventory to Component Suppliers. All costs will be justified by appropriate documentation; and

          26.4.5    Agilent will reimburse Flextronics for Termination Inventory remaining after Flextronics has taken those steps required above. Any such reimbursement will be: (i) at Flextronics' quoted price for Turnkey Components to Agilent; (ii) at Agilent's selling price to Flextronics for Buy/Sell Components; and (iii) the purchase price in effect at the date of cancellation for finished Products.

        26.5    Agilent's Rights Upon Termination.    In the event of termination by Agilent, Flextronics will provide Agilent the following:

          a)    All Agilent Property (unless sold to Flextronics pursuant to the terms of this Agreement or otherwise agreed in the Addendum);

          b)    Any other documentation or materials as set forth in Section 13 above;

          c)     Product routings and panelization drawings developed by Flextronics, Agilent or third parties solely for manufacturing Agilent Products as set forth in Section 13 above;

          d)    Any other rights specified in Article 13 above;

          e)    Developments; and

          f)     Any other information that is unique to the Products and is required to manufacture such Products.

        In the event Agilent terminates this Agreement in whole or in part on account of a material breach by Flextronics or if Flextronics ceases to offer manufacturing capabilities substantially similar to those as of the Effective Date for a particular Product or Products, in addition to the manufacturing rights described in Section 13 above, Agilent may procure, upon such terms and in such manner as Agilent reasonably deems appropriate, manufacturing services and products similar to the Products and services as to which this Agreement is terminated. Flextronics further agrees to continue the performance of this Agreement to the extent not terminated under the provisions of this Section.

27.0    Limitation of Liability

        EXCEPT WITH RESPECT TO INTELLECTUAL PROPERTY INDEMNIFICATION AND CONFIDENTIALITY OBLIGATIONS (PURSUANT TO SECTIONS 18, 19 AND 20), AND THE INDEMNITY OBLIGATIONS IN SECTIONS 4.6 AND 4.7, NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES TO THE OTHER (INCLUDING LOSS OF SAVINGS, PROFITS OR "COVER" DAMAGES) ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE ABOVE, EACH PARTY WILL BE RESPONSIBLE FOR ANY DAMAGES OF ANY KIND INCLUDED IN AN AWARD OR SETTLEMENT OF A THIRD PARTY INTELLECTUAL PROPERTY CLAIM UNDER ARTICLES 18 OR 19, OR ANY DAMAGES ARISING FROM DEATH OR BODILY INJURY. IN ADDITION, EACH PARTY WILL BE RESPONSIBLE FOR ALL DAMAGES, OF ANY KIND, SUFFERED AS A RESULT OF ANY UNAUTHORIZED DISCLOSURE OF THE OTHER PARTY'S TRADE SECRETS WHERE SUCH DISCLOSURE RESULTS IN ACTUAL DAMAGES.

28.0    Insurance Requirements

        During the Term and at all times that Flextronics performs work for Agilent Technologies, Flextronics shall maintain in full force and effect, at Flextronics' own expense, insurance coverage to include:

        28.1    Workers Compensation and Employers Liability.    Workers Compensation/Employers Liability insurance will be provided as required by law or regulation where the work under this Agreement is performed. Employers Liability insurance, for work taking place in the United States, will be provided in amounts of not less than $500,000 per accident for bodily injury by accident, $500,000 policy limit by disease, and $500,000 per employee for bodily injury by disease. Where permitted by law, such Workers

Compensation/Employers Liability policies will contain waivers by the insurer's subrogation rights against Agilent.

        28.2    General Liability.    Flextronics will maintain Comprehensive or Commercial General Liability Insurance (including but not limited to premises and operations, products and completed operations, broad form contractual liability, broad form property damage and personal injury liability). Comprehensive General Liability policy limits shall be not less than a Combined Single Limit for Bodily Injury, including death, and Property Damage of US$ 10,000,000 per occurrence. Required limits referenced in this paragraph can be provided by a combination of Comprehensive or Commercial General Liability and Umbrella or Excess Liability Insurance.

        Commercial General Liability (Occurrence) policy limits shall be not less than US$ 10,000,000 per occurrence (combined single limit for bodily injury and property damage) and US$ 10,000,000 General Aggregate to the extent that such damages arise from Flextronics's negligent manufacturing of the Products or to the extent such damages is proximately caused by the negligent and/or intentional acts or omissions of Flextronics under this Agreement.

        Such policies will name Agilent, its officers, directors and employees as Additional Insureds and the insurance afforded Additional Insureds will apply as primary insurance and no other insurance will be called upon to contribute to a loss covered thereunder. In addition, such policies will permit Flextronics to waive, on its own behalf and on behalf of its insurers, any rights of subrogation against Agilent. Such insurance policies will be written with appropriately licensed and financially responsible insurers, and Flextronics shall endeavor to provide for a minimum of twenty (20) days written notice to Agilent of any cancellation in coverage.

AUTOMOBILE LIABILITY INSURANCE
        Flextronics shall carry coverage including owned, hired and non-owned autos with a combined single limit of liability for each accident of not less than US$1,000,000, or statutory limit, whichever is greater.

PROFESSIONAL LIABILITY
        Flextronics shall carry Professional Liability Insurance covering acts, errors or omissions arising out of the rendering of, or failure to render, professional services related to the work performed or services provided under this Agreement. Such Insurance shall include limits of coverage of not less than US$1,000,000 per occurrence.

        28.3    Claims Made Coverage.    If any policies have "claims made" coverage, Flextronics will maintain such coverage for a minimum of three years after termination of this Agreement. Any such coverage must have a retroactive date no later than the date upon which work commenced under this Agreement.

        28.4    Certificates of Insurance evidencing the required coverage and limits above will be furnished to Agilent before any work is commenced hereunder. Flextronics will deliver Certificates to the Agilent Agreement Coordinator.

        28.5    Additional Requirements.    All deductibles on policies providing coverage will be paid by Flextronics. In the event Flextronics is self insured for matters described above, Flextronics agrees to respond to any claims or losses made against or incurred by Agilent in the same fashion as if insurance had been purchased with the same or broader coverage terms than what is generally available to similar Flextronics. In no event will the coverage's or limits of any insurance required under this Article, or the lack or unavailability of any other insurance, be deemed to limit or diminish Flextronics's obligations or liability to Agilent under this Agreement.

29.0    Business Continuity Plan

        29.1    Risk Management and Continuity Plans.    Flextronics will develop and keep current a formal Business Continuity Plan detailing Flextronics' plans, procedures, and designated resources for timely response to and recovery from potential civil, natural, and physical plant disasters that could reasonably be expected to disrupt production and delivery to Agilent. Upon request, Flextronics will make such plan available to Agilent's Global Account Manager or its designated representative for review. In addition, the designated Agilent Manager may request a specific Business Continuity Plan.

        29.2    Notification.    Flextronics agrees to notify Agilent as soon as possible in the event of a crisis that disrupts manufacturing or delivery of Products. Unless otherwise authorized by Agilent's Alliance Manager, Flextronics will not make any references to Agilent in any public communications about the crisis and subsequent recovery.

        29.3    Loss Control.    Flextronics will be responsible for maintaining its facilities and operations in accordance with applicable fire protection and loss control standards. Flextronics will, with reasonable notice, allow the Agilent Global Account Manager or its designated representatives to visit and conduct loss control evaluations.

30.0    Miscellaneous

        30.1    Notices.    All notices to be given under this Agreement must be in writing addressed to the Party's Global Account Manager designated in Exhibit A, or to the designated Agilent Manager. Notices are validly given upon the earlier of confirmed receipt by the receiving Party or seven (7) days after dispatch by reputable courier or certified mail, return receipt requested, postage prepaid, properly addressed to the receiving Party. Notices may also be delivered by telefax, EDI or other recorded electronic communication and will be validly given upon receipt. Either Party may change its designated contact and address for purposes of notice by giving notice to the other Party in accordance with these provisions

        30.2    Exhibits.    Each of the following Exhibits attached to this Agreement is deemed a part of this Agreement and incorporated herein wherever reference to it is made:

    Exhibit A Administration and Notices
    Exhibit B Agilent General Technical Specifications and Reference Standards
    Exhibit C Cost Breakdown—Request for Quote (RFQ) Format
    Exhibit D Confidential Disclosure Agreement
    Exhibit E Agilent Product Return Billing Process
    Exhibit F Flextronics Terms and Conditions
    Exhibit G Left blank
    Exhibit H Reporting Requirements
    Exhibit I Component Forecast Requirements
    Exhibit J Flextronics Performance Metrics—TQRDCEb Requirements
    Exhibit K Authorized Flextronics Affiliates (Manufacturing Sites and Eligible Sellers)
    Exhibit L List of Agilent Eligible Buyers
    Exhibit M Left blank
    Exhibit N Shipping Instructions
    Exhibit O Left blank
    Exhibit P Component Allocation Requirements
    Exhibit Q Addendum
    Exhibit R Strategic Suppliers and Strategic Commodities
    Exhibit S Agilent Manufacturing Trademark License Agreement

        30.3    Reference to Days.    All references in this Agreement to "days" will, unless otherwise specified herein, mean calendar days.

        30.4    Independent Contractors.    Each Party represents and warrants to the other that its relationship with the other under this Agreement will be as an independent contractor and neither Party is a partner, employee, agent or joint venturer of or with the other.

        30.5    Severability.    If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable in any respect, such determination will not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct. To the extent that any such provision is found to be invalid, illegal or unenforceable, the Parties hereto will negotiate in good faith to substitute for such provision, to the extent possible, a new provision that most nearly effects the Parties' original intent in entering into this Agreement or to provide equitable adjustment in the event no such provision can be added. The other provisions of this Agreement will remain in full force and effect.

        30.6    Hierarchy of Documents.    Unless otherwise specifically agreed to by the Parties, in the event of any conflict between the provisions of this Agreement and Exhibits negotiated either prior to or subsequent to this Agreement, the order of precedence is as follows: (i) any Addendum or SOW and any Appendices thereto; (ii) this Agreement and its Exhibits; and then (iii) the front of each Order. In the event of any conflict between this Agreement and the APA, this Agreement shall govern all manufacturing service related issues, while on any transferred assets and resources related issues, the APA shall prevail. Unless otherwise specifically agreed, the Parties acknowledge that the pre-printed provisions on the reverse side of any quotation, Order, acknowledgment or invoice will be deemed deleted and of no effect whatsoever.

        30.7    Entire Agreement.    This Agreement, together with the APA referred to in Section 5.8.3 above, the Exhibits and Addenda and any SOWs, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral; for purposes of construction, this Agreement will be deemed to have been drafted by both Parties. No modifications, amendments, or waiver of any term, condition, or provision of this Agreement will be binding on either Party unless in writing and signed by an authorized representative of each Party.

        30.8    Governing Law.    This Agreement will be governed in all respects by the laws of the State of Colorado without reference to the conflict of laws provisions. In the event of any dispute that is not resolved under the dispute resolution procedures provided below, the Parties agree that suit may be brought only in a court of competent jurisdiction in the State of Colorado.

        30.9    Arbitration:    Any disputes, differences, controversies and claims arising out of or relating to the Agreement or any other aspect of the relationship between Flextronics and Customer or their respective affiliates and subsidiaries (collectively, "Disputes") that is not settled by the parties in accordance with the dispute resolution provision of Section 30.13 shall be referred to arbitration under the rules and procedures of Judicial Arbiter Group, Inc. ("JAG"), who shall act as the arbitration administrator. The parties shall agree on a single arbitrator (the "Arbitrator"). The Arbitrator shall be a retired judge selected by the parties from a roster of arbitrators provided by JAG. Unless otherwise mutually agreed to by the parties, the place of arbitration shall be Denver, Colorado. The Federal Arbitration Act shall govern the arbitrability of all Disputes. The Federal Rules of Civil Procedure and the Federal Rules of Evidence (the "Federal Rules"), to the extent not inconsistent with this Agreement, govern the conduct of the arbitration. The parties may engage in discovery, the extent of which shall be agreed upon by the parties or determined by JAG if the parties cannot agree.

        This Agreement's arbitration provisions are to be performed in Denver, Colorado. Any judicial proceeding arising out of or relating to this Agreement or the relationship of the parties to review or confirm the award shall be brought exclusively in a court of competent jurisdiction in the county of Denver, Colorado. Each party shall pay their own expenses in connection with the resolution of Disputes pursuant to this section, including attorneys' fees.

        IN THE EVENT OF ANY DISPUTE BETWEEN THE PARTIES, WHETHER IT RESULTS IN PROCEEDINGS IN ANY COURT IN ANY JURISDICTION OR IN ARBITRATION, THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY, AND HAVING HAD AN OPPORTUNITY TO CONSULT WITH COUNSEL, WAIVE ALL RIGHTS TO TRIAL BY JURY, AND AGREE THAT ANY AND ALL MATTERS SHALL BE DECIDED BY A JUDGE OR ARBITRATOR WITHOUT A JURY TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW. In the event of any lawsuit between the parties arising out of or related to this Agreement, the parties agree to prepare and to timely file in the applicable court a mutual consent to waive any statutory or other requirements for a trial by jury.

        Nothing herein will prohibit either party from seeking injunctive relief, initiating judicial or administrative proceedings if such party would be irreparably harmed by a failure to act while the parties are attempting to resolve the dispute through negotiation or arbitration.

        30.10    Assignment.    Neither Party may, directly or indirectly, in whole or in part, by operation of law or otherwise, assign or transfer this Agreement or delegate any of its obligations under this Agreement without the other party's written consent which shall not unreasonably be withheld. Any attempted assignment, transfer or delegation without such prior written consent will be void. such consent shall not be withheld where either party or its permitted successive assignees or transferees, wishes to assign or transfer this Agreement or delegate any rights or obligations hereunder: (1) to any entity controlled by, or under common control with, its current ultimate parent or its permitted successive assignees or transferees; or (2) in connection with a merger, reorganization, transfer, sale of assets or product lines, or change of control or ownership of a party or its permitted successive assignees or transferees; provided that in the event of an assignment by Agilent the successor entity shall be required to meet Flextronics Credit Control department criteria and provide reasonable assurances of creditworthiness. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

        Agilent understands that Flextronics will engage related legal entities ("Affiliates") to perform all or part of the services contemplated in this Agreement. As a result, Flextronics may assign, convey or otherwise transfer its rights and obligations under the Definitive Agreements, in whole or in part, to any of its Affiliates authorized in Exhibit K.

        30.11    No Publication.    Neither Party may publicize or disclose to any third party, without the written consent of the other Party, the terms of this Agreement. Without limiting the generality of the foregoing sentence, no press releases may be made without the mutual consent of each Party.

        Agilent agrees not to use the Flextronics name or identify Flextronics or any other Flextronics Confidential Information in any advertising, promotion or other public announcement without the prior express written consent of Flextronics.

        30.12    Headings.    The section headings in this Agreement are for convenience of reference only. The will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this Agreement. The plural will be deemed to include the singular, and the singular will be deemed to include the plural.

        30.13    Dispute Resolution.    Prior to any Party pursuing legal remedies hereunder, the Parties' Global Account Managers agree to negotiate in good faith to resolve any disputes arising during the performance of the Agreement that cannot be resolved by Site or Tactical Managers. If such negotiations and meetings do not resolve the dispute within five (5) business days after notice of the dispute, then a Senior Vice President from each Party will meet face to face within ten (10) business days or as mutually agreed between them to attempt to resolve such dispute. If the dispute is not resolved to the satisfaction of these executives within three (3) business days, then either Agilent or Flextronics may terminate this Agreement in whole or in part and commence arbitration in accordance with section 30.9.

        30.14    Subcontracting; Agilent acknowledges that Flextronics has right to subcontract any or all of its rights and obligations under this contract subject to Flextronics remaining liable for the performance of the agreement. Without limiting the foregoing, Flextronics will, or will cause any subcontractor or other applicable Supplier agent to comply with the terms of this Agreement.

        IN WITNESS WHEREOF, the Parties have executed this Global Manufacturing Services Agreement as of the date first written above.

AGILENT TECHNOLOGIES INTERNATIONAL SARL		FLEXTRONICS TELECOM SERVICES, LTD
By:	/s/ ROMAN RAMER	By:	/s/ ALAIN AHKONG

Place and date		Place and date

Name:	Roman Ramer	Name:	Alain Ahkong
Title:	Strategic Procurement Manager	Title:	Director, FLEXTRONICS TELECOM SERVICES LTD.

Exhibit A

Administration and Notices

        Notices: Any notice or other communication required or permitted to be given hereunder will be in writing and will be delivered in person, by a reputable courier, transmitted by telecopy, EDI or similar means of recorded electronic communication or sent by certified mail, return receipt requested, charges prepaid, addressed as follows:

a)	if to Agilent:	Agilent Global Account Manager (Alliance Manager) Agilent Technologies International Sàrl [Address] Telecopier No. [ ] Attention: [ ] e-mail: [ ]@agilent.com
	with a copy to:	[Name and Title] (designated Agilent Manager) Agilent Technologies International Sàrl [Address] Telecopier No. [ ] Attention: [ ] e-mail: [ ]@agilent.com
b)	For all discontinuance notices: e-mail: corp_discontinuance@agilent.com
c)	if to Flextronics:	Flextronics Global Account Manager [Flextronics [Address] Attention: [ ] Telecopier No.: [ ] Email: [ ]@[ ].com
	with a copy to:	[Name and Title] [Flextronics] [Address] Telecopier No. [ ] Attention: [ ] e-mail: [ ]@[ ].com
d)	For escalations:
	if to Flextronics:	Flextronics Global Account Manager [Flextronics [Address] Attention: [ ] Telecopier No.: [ ] Email: [ ]@[ ].com
	If to Agilent:	[Name and Title] Agilent Technologies International Sàrl [Address] Telecopier No. [ ] Attention: [ ] e-mail: [ ]@agilent.com

        Other points of contact for specific reports and notices may be respectively designated in Exhibit H or the other Exhibits or addenda to this Agreement. The Global Account Manager(s) for the respective companies will determine designated points of contact for specific issues where not specified in this Agreement.

Exhibit F

Flextronics Terms and Conditions

STANDARD TERMS AND CONDITIONS OF PURCHASE

        1.     REVOCATION AND EFFECT OF ORDER. This Order may be revoked at any time prior to Flextronics's receipt of written acceptance by Seller. To the extent that this Order might be treated as an acceptance of Seller's prior offer, such acceptance is expressly made on condition of assent by Seller to the terms hereof, and the shipment of the products covered by this Order ("Goods") by Seller shall constitute such assent.

        2.     DELIVERY. Time is of the essence in this Order. Delivery of the Goods shall be made pursuant to the schedule, via the carrier, and to the place specified on the face hereof unless changed by written instructions from Flextronics prior to shipment. Seller shall promptly inform Flextronics of any anticipated delay in shipment. Flextronics reserves the right to return, shipping charges collect, all Goods received more than three business days in advance of the specified delivery date or after the specified delivery date. If this Order calls for delivery in installments and Seller fails to deliver an installment on the designated delivery date, Flextronics may decline to accept subsequent installments and terminate the balance of this Order.

        3.     SHIPPING INSTRUCTIONS. Unless otherwise specified on the face hereof, all Goods shall be packaged by Seller in suitable containers to permit safe transportation and handling. Each delivered container must be labeled and marked to identify contents without opening, and all boxes and packages must contain packing sheets listing contents. Flextronics's purchase order number, as well as Flextronics's part number(s), must appear on all shipping containers, packing sheets, delivery tickets, and bills of lading. All Goods shall be shipped on carriers certified compliant with C-TPAT (Customs-Trade Partnership Against Terrorism).

        4.     TITLE AND RISK OF LOSS. Unless otherwise specified on this Order, Goods shall be delivered DDP Flextronics's location designated on the face hereof (Incoterms 2000), at which time title and risk of loss on the Goods shall pass to Flextronics. If any of the ordered Goods are destroyed prior to the time risk of loss passes to Flextronics, Flextronics may cancel this Order as to the destroyed Goods or require the prompt delivery of substitute Goods of equal quantity and quality.

        5.     PRICE AND PAYMENT. The price paid by Flextronics for the Goods shall be that stated on the face hereof. Payment terms shall be net sixty (60) days from Flextronics's receipt of Goods unless otherwise specified on the face hereof. If Seller ships the Goods in installments and such installments are not specified in this Order, payment will be made following receipt of the final installment. Seller invoices must list the applicable purchase order number and must be issued for each shipment made pursuant to this Order. Unless otherwise specified on the face hereof, the price of the Goods includes all shipping charges, taxes, VAT, duties and packaging. Personal property taxes assessable upon the Goods prior to the receipt by Flextronics shall be borne by Seller.

        6.     INSPECTION. Flextronics shall have thirty (30) days from the date of receipt of the Goods for inspection and acceptance testing. Any Goods not rejected during that 30-day period shall be deemed accepted.

        7.     WARRANTIES. Seller warrants to Flextronics and its customers that the Goods shall be free of liens, new and unused, and perform in accordance with their published specifications and be free from defects in materials, workmanship and design for a period of two years from Flextronics's receipt of such Goods. Goods not meeting this warranty may be returned to Seller for credit or replacement, and Seller will be responsible for governmental fines levied for failure to meet Seller's environmental specifications. Should Goods shipped in any 90-day period to Flextronics or should all Goods received by Flextronics experience a failure rate of more than 3% from the same defect or more than 5% from cumulative defects during the warranty period, Seller will be responsible for all reasonable costs incurred in rectifying such failures, including testing and field-recovery costs.

        8.     ITEMS FURNISHED BY FLEXTRONICS. Unless otherwise specified by Flextronics in writing, all designs, tools, patterns, drawings, data, materials, and equipment supplied or paid for by Flextronics to Seller shall remain the property of Flextronics, shall be used only for making the Goods for Flextronics, shall be insured by Seller at replacement value, and shall be returned to Flextronics in good condition upon completion of this Order. Seller assumes all responsibility for the accuracy of tooling used in the production of the Goods, whether such tooling is fabricated by Seller or furnished by Flextronics.

        9.     INDEMNITY. Seller agrees to indemnify, defend and hold Flextronics and its customers harmless from all costs, losses, penalties, fines, liabilities and damages arising from third-party claims alleging (a) infringement by the Goods of intellectual property or proprietary rights, (b) personal injury or property damage caused by the Goods, (c) defects in the Goods which amount to a breach of Seller's warranties in Section 7, or (d) breach of Section 15.

        10.   CHANGES. Flextronics may, by purchase order amendment issued to Seller, change (a) the method of shipment or packing, (b) the drawings, designs, or specifications, (c) the place of delivery, or (d) the shipment date. Seller shall promptly inform Flextronics of any modifications to the delivery schedule necessitated by the changes. Within 20 days from receipt of a purchase order amendment, Seller shall notify Flextronics in writing of any increase or decrease in the cost of performance caused by a purchase order amendment and provide supporting documentation. Flextronics shall make an equitable adjustment in the Order to reflect valid cost variances by the requested Flextronics changes. Seller shall advise Flextronics in writing of any potential part shortages, obsolescence and/or end-of-life situation that could prevent Seller from supporting Flextronics ability to order Goods.

        11.   TERMINATION AND REMEDIES. Flextronics may terminate this Order in whole or in part at any time by written notice to Seller, even Goods designated as non-cancelable/non-returnable. Seller will thereupon immediately (a) stop work on the cancelled Goods (b) notify its subcontractors to do likewise, (c) cancel orders for components for the cancelled Goods, (d) return unneeded components for cancelled Goods to their suppliers or divert such components to jobs for other customers, and (e) broker unreturnable unneeded components for cancelled Goods. Seller shall not be entitled to compensation for cancelled non-custom Goods. Except for termination due to default or delay of Seller, Seller shall be entitled to compensation for cancelled custom Goods and custom components therefor on hand at the termination date as follows. Flextronics will purchase finished Goods at the Order price, work-in-process at a reasonable pro-rata percentage of the finished Goods Order price based on the percentage of completion, and custom components for the cancelled Goods, which Seller properly ordered and was not able to cancel, sell, or broker using diligent efforts within 90 days after cancellation, at Seller's cost for such custom components plus two percent (2%). Flextronics shall also pay any cancellation or restocking fees incurred in the return of components for the cancelled Goods and the difference between Seller's cost for such components and the amount received for such components. The total paid by Flextronics for such cancellation shall not exceed the price on the Order for the cancelled Goods. In the event that Flextronics breaches its obligations under this Order, including without limitation wrongful rejection of Goods, Seller's exclusive remedy shall be to receive damages for the Goods in question as if such Goods were cancelled, computed in the manner set forth in this section. In no event shall Seller be entitled to incidental, consequential, special, or punitive damages for Flextronics's breach of the terms and conditions of this Order.

        12.   WAIVER. No claim or right arising out of the breach of this Order by Seller can be discharged by a waiver of the claim or right by Flextronics unless the waiver is supported by consideration and is in writing signed by Flextronics.

        13.   ASSIGNMENT. Seller shall not assign its rights or obligations under this Order without the advance written permission of Flextronics. Flextronics may assign its rights under this Order to a subsidiary or affiliate upon written notice to Seller.

        14.   CONFIDENTIALITY. Seller shall not, without first obtaining Flextronics's written permission, advertise, publish, or disclose the terms, details, or specifications of this Order, the amount of revenue generated or to be generated from this Order, or the fact that is has furnished or has contracted to furnish Flextronics with the Goods.

        15.   COMPLIANCE WITH LAW. Seller shall comply with all applicable law concerning the manufacture and distribution of the products, including without limitation environmental laws, export laws, and any applicable C-TPAT requirements.

        16.   DISPUTE RESOLUTION. Any dispute arising out of or relating to this Order shall be settled by binding arbitration before the Judicial Arbiter Group, Inc. ("JAG"), under its applicable rules and procedures, with mandatory venue in Denver, Colorado. The parties hereby knowingly and voluntarily, and having had an opportunity to consult with counsel, waive all rights to trial by jury.

        17.   INTENDED BENEFICIARIES. Seller agrees that Buyer's customers are intended beneficiaries of Sections 7 (WARRANTIES), 9 (INDEMNITY), 15 (COMPLIANCE WITH LAW). Seller further agrees that any intended beneficiaries identified in this Agreement are creditor beneficiaries.

        18.   INTERPRETATION. This Order, including the provisions on its face and these terms and conditions, contains the entire agreement between the parties concerning the purchase and sale of the Goods. Except to the extent Flextronics has relied upon statements and writings of Seller and Seller's agents, there are no oral understandings, representations, or agreements relative to this Order which are not fully expressed herein. Subject to the provisions hereof, this Order shall be construed and governed by the laws of the State of Colorado, excluding those portions relating to conflicts of laws. The United National Convention on Contracts for the International Sale of Goods shall not apply.

        By accepting this purchase order, Seller warrants that Seller is familiar with and agrees to be bound by Flextronics's standard terms and conditions of sale, which are hereby incorporated by reference into this document and which can be found at the following website:
 http://www.flextronics.com/Corporate/partners.asp

Exhibit H

Reporting Requirements

        Flextronics agrees to provide Agilent the following reports. All reports will be provided to the Agilent Global Account Manager or his or her designee unless otherwise provided here or in the Addenda.

        1)    Flextronics Shipment Report.    Flextronics will provide to the designated Agilent procurement manager a monthly report of Products shipped to Eligible Buyers at each buying locations for the preceding month and a consolidated report on a Quarterly basis. This report must be submitted by the 15th day following the end of each month following the Effective Date. The report will include at minimum total Product, Product dollars shipped and Placements actually delivered, and actually demanded during the subject period to each Agilent site by each Flextronics site, plus any further detail required by Agilent and mutually agreed to by both Parties. Reports should also include plans to address carryover of undelivered demand for each Eligible Buyer.

        2)    Excess Materials Report.    Flextronics will provide a monthly Excess Materials Report as more fully described in Exhibit Q, Appendixes C and H hereto. A consolidated Excess Materials Report must also be provided Quarterly to the designated Agilent Commodities Manager.

        3)    Inventory Material Liability Report.    Flextronics will provide a monthly report of all Material Inventory Liabilities in a spreadsheet or database format containing at least the following information:

  1.
  Agilent Component Part Number (4x4, 5x5)

  2.
  Manufacturer's Part Number (MPN)

  3.
  Agilent Assembly (BOM) number/name

  4.
  Deliver-to or Build Location

  5.
  Component Supplier Name or D&B Number

  6.
  Part Historical Usage (Historical Qty./time period)

  7.
  Forecast (Quantity/time period)

  8.
  On Hand Inventory at Flextronics site by count and weeks of supply

  9.
  Agilent site from which order originated.

  10.
  Standard cost.

  11.
  Inventory Date

  12.
  Annual Usage.

  •
  Flextronics will value inventory at [*] that is computed on a first-in, first-out (FIFO) basis. The standard cost will be based on two assumptions regarding the flow of the elements of cost: (i) elements of cost that are determined by [*] are assumed to flow out of inventory on a FIFO basis; and (ii) elements of cost that are determined by [*] are assumed to flow out of inventory on the basis of the average rate at which they were incurred.

  •
  If Agilent departs from the cost basis of inventory valuation where there is evidence that the ultimate disposition of a product or a part will yield a value [*] than its cost. The value of inventory will then be [*] at standard setting periods, as follows:

  (i)
  If parts used for the Products then cost [*], the Flextronics will [*] its price for the Products [*] at the at next standard setting after the stock on hand (SOH) at the [*] has been consumed.

  (ii)
  If parts used for the Products then cost [*], the Flextronics will [*] its price for the Products [*] and invoice Agilent for the difference. (Difference equal to SOH times Standard Cost change).

        4)    Buy/Sell Component Report.    Flextronics will provide a Quarterly report detailing variance of Component price by Component for Buy/Sell Components.

        5)    Inventory Turns Report.    Flextronics will provide a monthly report indicating consolidated turns report by material category for all Products.

        6)    Discontinuance Report.    Flextronics will provide a monthly report showing all open discontinuances, LTB and Bridge Buys. This report will provide details of current status of activities and responsible Flextronics and Agilent person, date of last buy availability, and date for closure. This report will be sent to Agilent and will include inventory balances for all LTB and Bridge Buy Components. For each Flextronics Product manufacturing location, the following inventory information should be gathered and assembled in a spreadsheet format: part number, description, forecasted requirements at Flextronics in the standard forecast format, inventory balance at Flextronics, piece part cost in US$ and any related comments. The report will indicate the total SOH inventory currently at the Flextronics, including inventory transferred to the manufacturing floor but not yet incorporated into finished Products

        7)    Yield Report.    Flextronics will provide a monthly report detailing 1st pass test yield by Product. Flextronics will also maintain records of test results and repair detail by Product for review upon request.

        8)    Delivery Report.    Flextronics will provide a monthly report comparing actual delivery to first requested date and first acknowledgement by Eligible Buyers.

        9)    Additional Reporting Requirements.    Flextronics will provide other additional management reports as reasonably requested to allow Agilent to measure Flextronics performance.

Exhibit I

Component Forecast Requirements

1.
Flextronics will provide the following forecast data to Component Suppliers for Components purchased on Turnkey basis, with a copy to Agilent for Buy/Sell and Consigned Components:

(1)
Date forecast generated

(2)
Agilent Component part number

(3)
Component supplier part number

(4)
Agilent Product platform identification

(5)
Date of requirement

(6)
Forecast quantity (planned by date required)

(7)
Current on-order quantity (open orders by date required)

(8)
Component supplier name

(9)
Comments

2.
On a [*] basis for Turnkey Components and a [*] basis for Buy/Sell Components, Flextronics will provide the above forecast data to the appropriate parties by the last Business Day of the month. The forecast time horizon will be at least [*]. Both the forecast frequency and horizon may be modified by written agreement.

3.
Wherever possible, Flextronics will make reasonable effort to use EDI forecast transaction sets (ANSI X.12 830 or EDIFACT or equivalent) to transmit forecast data to the appropriate parties as outlined herein.

4.
Flextronics acknowledges that the process for forecasts may change in phases to an on-line electronic system when Agilent implements a company-wide Oracle ERP system (implemented in stages beginning June 2002).

Exhibit L

List of Agilent Eligible Buyers

        The following are Agilent Eligible Buyers which may place Orders with Flextronics for Agilent Products and/or Components:

Eligible Buyers:

Switzerland:	Agilent Technologies International Sàrl
USA:	Agilent Technologies Inc.
Germany R&D:	Agilent Technologies R&D and Marketing GmbH & Co. KG
Germany Sales:	Agilent Technologies Sales & Services GmbH & Co. KG
China:	Agilent Technologies (Shanghai) Co., Ltd

Exhibit P

Component Allocation Requirements

1.
When transferring Products to Flextronics for manufacturing, Agilent will provide a list of all LTB Components that are included in all instruments or assemblies being transferred. The list will be separated according to LTB Components that will actually be used to build assemblies at a Flextronics manufacturing location, and LTB Components that will be used on assemblies that are already completed assemblies when they are transferred. Flextronics will determine the required distribution of the LTB inventories across the Flextronics' Product manufacturing sites, and Agilent will ship the inventory accordingly.

2.
Any special, divisional, or protected part numbering should be noted. The Agilent entity originating the transfer will be responsible for indicating which assemblies' common LTB parts are reserved. Because the entity will not have visibility on all usage, Flextronics will be responsible for separating commonly used Components by assembly and insuring that those LTB Components are used on the respective assemblies.

3.
Flextronics acknowledges that LTB requirements are subject to change when Agilent implements a company-wide Oracle ERP system (implemented in stages beginning June 2002).

Exhibit Q

Addendum

TO GLOBAL MANUFACTURING SERVICES AGREEMENT NO. M1-05-099
(the "Agreement" or "MSA")

        This Addendum is referred to pursuant to section 30.6 of the MSA and forms part thereof. The order of precedence provided in the MSA shall apply, unless otherwise agreed.

1.     DEFINITIONS

        The following capitalized terms will have the meanings given for the purposes of this Addendum:

        1.1   "Agile" is the Flextronics used Product Data Management System.

        1.2   "Early Failure Rate" (EFR) measures the early [*] hardware failures of systems shipped in [*]. The EFR measured in per cent (%) is calculated by dividing the number of failures within the [*] after installation by the number of systems shipped in [*] multiplied by 100 (Example: 10 Pin Scale systems shipped in [*]; These systems fail 12 times during the [*]. This results in an EFR of [*]).

        1.3   "Mean Time Between Failure" (MTBF) measures the average operating time of all systems that are currently in warranty. The MTBF measured in hours (h) is calculated by dividing the maximum hours of operating time [*] by the number of hardware failures in [*] and by [*] times the no. of systems in warranty. Example: 37 Pin Scale systems fail in [*]. 150 Pin Scale systems are in warranty. The maximum operating time per year is [*]. This results in a Pin Scale MTBF of [*] times 150 systems in warranty).

        1.4   "Product Prices" mean the prices agreed to be paid by Eligible Parties for each of the Products, as listed in Appendix B to this Addendum, subject to price reductions as set forth in the Agreement.

        1.5   "APA" or "APAs" means the Asset Purchase and Inventory Transfer Agreements ("ITA"), individually and jointly as required by the context, which are referred to in the MSA and to be concluded between the parties or their affiliates.

2.     PRODUCTS, PRODUCT REQUIREMENTS AND SERVICES

        Products, product requirements and services are set forth in Appendix A to this Addendum.

3.     PRODUCT PRICING

        Agilent will pay Flextronics for the Products under the terms set forth in the Agreement. Prices for the Products are set forth in Appendix B to this Addendum

4.     INVENTORY AND FLEXIBILITY

        Flextronics agrees to the inventory management guidelines set forth in Appendix C to this Addendum.

5.     IT -REQUIREMENTS

        Flextronics agrees to meet the IT requirements set forth in Appendix D to this Addendum.

6.     QUALITY AND REPORTING

        6.1    Specific Quality Standards.    Flextronics agrees to meet the quality standards and performance metrics set forth in Appendix G to this Addendum and supported by the historical data.

        6.2    Performance Review.    Agilent and Flextronics Account Managers will determine appropriate reviews of Flextronics' performance.

        6.3    Reporting Requirements.    Flextronics will provide reports as defined in Appendix H to this Addendum.

7.     SUBCONTRACTORS

        Agilent authorizes Flextronics to use the subcontractors listed in Appendix I to this Addendum to provide listed services described in such Appendix.

8.     AGILENT PROPERTY AND SYSTEMS

        The Agilent Property and Systems described in Appendix J to this Addendum will be provided to or made available to Flextronics solely for use in performance of this Addendum, subject to the terms and conditions of the Agreement and any security or other procedures that accompany such Property or Systems. Any software included with or running on Agilent Property or Systems may be used by Flextronics only as contemplated under this Addendum and is subject to Agilent's then current software license terms.

9.     NEW PRODUCT INTRODUCTIONS

        Agilent may introduce new Products from time to time, which may require Flextronics' manufacturing services. The process to introduce a new Product into Flextronics' manufacturing process, along with New Product Introduction Support, is described in Appendix K to this Addendum.

10.   BUSINESS CONTINUITY PLAN

        Flextronics will develop and maintain a business continuity plan that details strategies for response to and recovery from potential disasters that may disrupt operations and the performance of Services. The initial business continuity plan is appended hereto as Appendix L to this Addendum.

11.   GENERAL AGREEMENTS

        General agreements are set forth in Appendix M to this Addendum.

12.   PERFORMANCE STANDARDS

        Flextronics agrees to meet the performance standards and expectations described in Appendix N to this Addendum.

13.   TRANSITION AND SET UP

        The agreements on transition and set up are set forth in Appendix O to this Addendum.

14.   EQUIPMENT

        Agreements on equipment are set forth in Appendix P to this Addendum.

15.   SERVICE PARTS PRODUCTION AND REPAIR

        Service parts production and repair is handled according to the agreements set forth in Appendix Q to this Addendum.

16.   BUSINESS MODEL

        The agreed business model is set forth in Appendix R to this Addendum.

17.   MISCELLANEOUS

        17.1    Appendices.    Each of the following Appendices attached to this Addendum is deemed a part of this Addendum and incorporated herein wherever reference to it is made:

Appendix A	Products; Product Requirements and Services
Appendix B	Product Pricing
Appendix C	Flexibility and Inventory
Appendix D	IT Requirements
Appendix E	Left blank
Appendix F	Left blank
Appendix G	Quality Standards
Appendix H	Reporting Requirements
Appendix I	Authorized Subcontractors
Appendix J	Left blank
Appendix K	New Product Introduction Process
Appendix L	Business Continuity Plan
Appendix M	General Agreements
Appendix N	Performance Standards
Appendix O	Transition and Set Up
Appendix P	Equipment
Appendix Q	Service Parts Products and Repair
Appendix R	Business Model

APPENDIX A

PRODUCTS, PRODUCT REQUIREMENTS AND SERVICES

1
Flextronics will manufacture the following Flash Memory and SOC products as well as their Services and Support Components in accordance with requirements provided to Flextronics by Agilent.:

•
Flash Memory Products: [*] (V54XX), [*] (V50XX), and [*] (V55XX) systems per Agilent's CPL (Corporate Price List), incorporated herein by reference and as reflected in the attached document entitled "CPL-Jan.xls" The following attached document is not an exhaustive list of every possible product option.

  •
  SOC Products 93K, 83K, 84K and 94K systems per Agilent's CPL (Corporate Price List), incorporated herein by reference and as reflected in the attached document entitled "CPL-Jan.xls" The following attached document is not an exhaustive list of every possible product option.

  •
  Services and Support Components for SPO per Agilent's FRU (Field Replaceable Unit) incorporated herein by reference, and as reflected in the attached document entitled "SPD-FRU listing". The following attached document is not an exhaustive list of every possible product option.

2
Flextronics agrees to provide all services that are currently provided by the Boeblingen and Loveland production floor, including but not limited to:

•
System and upgrade shipments:

•
All necessary activities to deliver customer configured, tested and packaged product.

•
Pre-building systems where customer order will be matched during production process

•
All necessary quality management activities, including failure analysis, rework/repair, scrap, RMA with suppliers

•
Adopting the order changes into the production process.

•
Engineer to order.

•
Qualifications

•
Spares part shipments and repair of field returns [*]

•
All necessary activities to deliver spares and repaired products.

•
Adopting the order changes into the production process.

•
FACT failure analysis

•
Other services

•
Design related rework and/or scrap

•
NPI services as referenced in Appendix K to this Exhibit.

•
NPI services, including prototyping, failure analysis, providing space and people resources in Germany.

•
Customer returns and reconfigurations

•
Refurbishment of used products

•
Retrofit

•
Recommendations for Supply Chain flexibility and cost reductions.

•
Flextronics owns responsibilities for all documentation set-up and data ownership, as well as maintenance.

3      Flextronics shall meet the expectations as outline below provided that historical data supports these expectations:

  •
  [*] of the new orders should be firm scheduled latest within [*] working hours, ideally most of them within [*] working day.

  •
  [*] of the new orders can be scheduled within [*] working days, including resolution of material escalations.

        If there are [*] to orders or reprioritizations requests, scheduling turn around time (TAT) shall be [*] as for [*] orders.

        Expected accuracy of the scheduled dates [*] = (including material availability problems and technical issues), [*] excluding material availability issues, [*] for Flextronics owned topics.

        Flextronics should warn any late shipments at least [*] prior to scheduled date (expected accuracy on this also [*]).

        Flextronics will calculate and communicate the impact of any supply shortage (also outside of Flextronics control) on to backlog and expected shipment plan.

APPENDIX B

PRODUCT PRICING, FINANCIAL TERMS AND BILLING MODEL

        See attached document for Product Pricing, Financial Terms and Billing Model.

Appendix B: Pricing, Financial Terms and Billing Models

Vertical Integration and Localization

        i)     Agilent will open its AVL for recommendations from Flextronics to support China localization.

        ii)    Flextronics may elect to localize material in China in parallel to transition upon mutual agreement (qualification process TBD, including ROI analysis) with Agilent. It is understood by both parties that Flextronics will vertically integrate materials and localize where financially and technically feasible commencing no later than [*] of contract including but not limited to the following components:

  •
  Mechanics (Metal & Plastics)

  •
  PCBA (Printed Circuit Board Assembly)

  •
  PWB (Printed Wire Board)

  •
  Common B & C class components on open AVL etc.

        On parts that are vertically integrated, profit will only be taken at the highest level (no double-dipping). However Flextronics will recover the cost of invested capital on full integrated systems. Any invested capital costs for vertically integrated material will be embedded in the vertically integrated material price. There will be no incremental carry charges or cost of capital charges billed to Agilent.

        In addition to the vertical integration savings, Agilent expects ongoing material cost reductions of [*] per year.

  •
  Flextronics provides cost reduction recommendations for at least [*] on costs outside the control of Flextronics on a yearly basis.

  •
  Flextronics will endeavor to achieve at least [*] cost reduction on all localized material in China.

Pricing Models

        Pricing will be reviewed [*] for implementation in the following Agilent fiscal quarter. The initial validation phases (PLBG [*]; PLAT [*]), are needed to build confidence in Phase 1 starting costs. After this period, value add segments referenced in Table B-1 will not be open to negotiation unless there is a significant change in [*] or [*] which would drive a change to the [*] or agreed upon currency fluctuations as defined in the Currency Fluctuations section of this document.

        Each pricing model (Tables referenced in this Addendum) includes lists of pricing categories (e.g. MOH, in-bound freight, etc.). The pricing models are all inclusive within these categories: meaning that no incremental charges will be billed to Agilent for the categories (activities) that are listed in each of the pricing models.

Agilent Fiscal Year—November thru October
Agilent Fiscal Quarters are defined as:

  Q1—November thru January
  Q2—February thru April

  Q3—May thru July
  Q4—August thru October

Phase 1—PLBG in Boeblingen (BBN) Pricing Model
([*] thru [*])

        The pricing in this phase will be a [*] model.

        This model determines the price as being the [*] by Flextronics, with the understanding that Flextronics is entitled to add:

  •
  [*] on material [*]; and

  •
  [*] profit on [*] as defined in Table B-1

        Flextronics agrees to provide the same level of services and capacity with the same level or less resources and costs as in Agilent today, and works to reduce the costs and resources down to the targeted levels and timing for Phase 2 PLBG pricing.

        The costs defined in Table B-1 will be verified and have to be mutually agreed upon by Flextronics and Agilent by the end of [*]. Any changes to the costs will be put into effect beginning [*]. These costs will be reviewed on a [*] basis going forward, any changes will need to be mutually agreed upon by both parties.

        Flextronics and Agilent agree that Phase 1 BBN pricing is all inclusive and there will be no additional incremental charges after verification. Flextronics will take over approximately [*] inventories from Agilent till [*]. If necessary, an independent audit shall be conducted to determine the validity of the inventory. Flextronics shall only take over inventory that is active and excludes excess and obsolete materials or inventory. Agilent assumes that all parts are counted by Flextronics with this physical move and assumes that all inventory cycle count adjustments are owned by Flextronics based on their processes quality & ERP systems moving forward... There will be no non recurring engineering charges to Agilent without a quote from Flextronics and Agilent acceptance of that quote.

        This includes but is not limited to the following services:

        Systems/Upgrades

    •
    Pre-builds [*]

    •
    Owned costs rework & scrap [*]

    •
    Order changes prior to shipment

    •
    Return to vendor aspects (all RTV handling and claims with Flex Suppliers)

    •
    Packaging

    •
    Engineer to order [*]

    •
    Qualifications with established limits (to support agreed qualifications of a production change with assembly, test and test results reporting activities included but not limited to people, space, equipment).

  •
  Spares & [*]

  •
  Owned costs rework & scrap [*]

  •
  Order changes prior to shipment

  •
  Fact failure analysis (further defined in MSA)

    •
    Packaging

  •
  Special items

  •
  Design related rework/scrap

  •
  NPI services

  •
  Customer returns/reconfigurations

  •
  [*]

  •
  [*]

  •
  System or component recalls

        Within Phase 1 BBN until [*] is considered a start up phase and during this timeframe Agilent will not agree to a minimum purchase [*]. It is understood by both parties that the conclusion of the [*] and [*] period is dependent on mutually established [*] being achieved. Details of all purchase volume commitments and quarterly ranges are defined in Appendix C.

Phase 2—PLBG Pricing Model
(Beginning earliest [*] or latest [*])

        Table B-2 reflects the agreed upon pricing model, [*] Phase 2—BBN. If there are fundamental pricing changes determined during the Verification Process prior to Phase 1, the changes will be mutually agreed upon to be applied to Phase 2 pricing. [*]

        Agilent expects Phase 2 pricing to begin no later than [*]. This timing will be triggered by the transfer of production to China. It is understood by both parties that the conclusion of the [*] and [*] period is dependent on mutually established [*] being achieved, which include but are not limited to the demonstrated successful performance of manufacturing of our products (both PLAT and PLBG in Germany and or China). If the transfer to China is delayed due to Flextronics' inability to meet these milestones solely due to Flextronics' fault then Phase 2 [*]. This means that:

  •
  Agilent will pay [*] for systems that would have been produced in China based on the transfer plan

  •
  Agilent will pay [*] pricing rates for systems that would have been produced in BBN. These rates will incorporate the [*] levels that are expected due to the reduced resource requirements, whether fully realized by Flextronics, in BBN.

  •
  If a delay occurs due to circumstances outside Flextronics control then this pricing will not apply.

        During this phase pricing will be as follows:

        There will be [*]—on a per unit basis.

  1.
  The [*] will cover [*]. (Agilent expects that the pricing model will change to incorporate the additional split of MOH between fixed labor and temp labor, and that the temp labor will be modeled [*]. This shall be established during the Verification Process.

  2.
  The [*] will cover the [*].

  3.
  Flextronics has validated that there will be [*] to Agilent. From the model supplied by Agilent Flextronics can concur that there will be [*]. Model and scenario attached at the end of this document with stated assumptions. However Flextronics cannot be responsible for Governmental policy within any country.

        [*] in Phase 2 for PLBG includes:

  •
  Reductions (to be included in pricing) to account for [*].

  •
  [*] on material [*]

  •
  Profit

  •
  [*]

  •
  [*]

  •
  [*]

        The Phase 2 BBN pricing currently reflects [*]. However, during Phase 1 in BBN, Flextronics agrees to collect and report data to support the future separation of the activities into the following categories:

  a.
  OF (System/Upgrade shipments, NPI and Qualification activities, as defined in the MSA)

  b.
  Service and Support (Spare parts, Field Return Repair, as defined in the MSA)

        These categories will be priced separately for Phase 2 BBN pricing implementation; and the consolidation of the category pricing will not result in an increase in overall pricing for this portfolio of services. There will be no non recurring engineering charges to Agilent without a quote from Flextronics and Agilent acceptance of that quote.

        Table B-3 is the agreed upon pricing for Phase 2—PLBG China. If there are fundamental pricing changes determined during verification in Phase 1, the changes will apply to Phase 2 pricing. [*]. Additionally the Parties expect a [*] from [*] can be achieved in Phase 2. This pricing will be verified in the Verification Process. At present [*]. In Phase 2 Agilent and Flextronics will jointly agree on [*].

        After the successful transfer of production to China, Flextronics will endeavor to achieve at least [*] cost reduction on [*].

Phase 1—PLAT China Pricing Model
([*]—[*])

        During this phase pricing will be as follows:

        Variable price per unit in Phase 1 for PLAT includes:

  •
  [*] on material [*]

  •
  Profit

  •
  [*]

  •
  [*]

  •
  [*]

        Flextronics and Agilent agree that per unit pricing includes the following standard items:

  •
  Systems/Upgrades

  •
  Pre-builds

  •
  Owned costs rework & scrap

  •
  Order changes prior to shipment

  •
  Return to vendor aspects

    •
    Packaging

    •
    Engineer to order (Phase 2 BBN)

    •
    Qualifications w/ established limits

        Verification comments referenced under PLBG Table B1.

        Pricing for the following special items have to be agreed and quoted to Agilent. There will be no non recurring engineering charges to Agilent without a quote from Flextronics and Agilent acceptance of that quote.

  •
  Design related rework/scrap

  •
  Customer returns/reconfigurations

  •
  [*]

  •
  [*]

  •
  System or component recalls

  •
  NPI services in China (this one will be quoted separately and is defined in the NPI addendum)

        ECO handling and pricing is to be defined in the MSA.

        Table B-4 includes the prices which will be the starting price points for PLAT system builds in China and will be in effect from [*] until [*].

        This pricing may be adjusted based on the mutually agreed upon verification that will take place until the end of [*]. It is understood by both parties that the conclusion of the transition period is dependent on mutually established key operational milestones being achieved, which include but are not limited to the demonstrated successful performance of manufacturing of our products (both PLAT and PLBG in Germany and or China).

        Flextronics will take over approximately [*] inventories from Agilent /BEI based on the agreed transfer schedule. If necessary, an independent audit shall be conducted to determine the validity of the inventory. Flextronics shall only take over inventory that is active and excludes excess and obsolete materials or inventory. Agilent assumes that all parts are counted by Flextronics with this physical move and assumes that inventory cycle count adjustments are owned by Flextronics based on their processes quality & ERP systems moving forward.

        Beginning [*] per system will be implemented on a per unit basis.

  1.
  The [*] will cover [*]. (Agilent expects that the pricing model will change to incorporate the additional split of MOH between fixed labor and temp labor, and that the temp labor will be modeled [*].

  2.
  The [*] will cover [*].

  3.
  From the model supplied by Agilent Flextronics can concur that there will be [*]. Model and scenario attached at the end of this document with stated assumptions. However Flextronics cannot be responsible for Governmental policy within any country.

        Table B-5 reflects the currently agreed upon [*] for Phase 1—PLAT. [*].

Phase 2—PLAT China Pricing Model
(Begins [*])

        During this phase pricing will be as follows:

        We will have [*] per system on a per unit basis:

  1.
  The [*] will cover [*].

  2.
  The [*] will cover [*].

        Variable price per unit in Phase 2 for PLAT includes:

  •
  [*] on material [*]

  •
  Flextronics will endeavor to achieve at least [*] on all [*].

  •
  Profit

  •
  [*]

  •
  [*]

  •
  [*]

  •
  From the model supplied by Agilent, Flextronics can concur that there will be [*]. Model and scenario attached at the end of this document with stated assumptions. However Flextronics cannot be responsible for Governmental policy within any country.

  •
  The same standard vs. special classifications and pricing as defined in Phase 1—PLAT applies.

        Table B-6 reflects the currently agreed upon 2 band price points for Phase 2—PLAT. Additionally, the Parties expect a [*] reduction from [*] can be achieved in Phase 2. This will be verified during the verification process to be concluded by end of [*]. Until such time, all pricing shall be based on Agilent's supplied existing cost base in Table B-6. In Phase 2 Agilent and Flextronics need to jointly agree on a cap of total fixed costs for each of the totals of PLAT and BG portfolio.

China Repair Pricing Model

        Price per unit in Phase 1 (contract signature thru [*]) for Repair includes:

  •
  [*] on material [*]

  •
  Profit

  •
  [*]

  •
  [*]

  •
  [*]

  •
  Agilent and Flextronics agree that the pricing shall include a [*] on [*] for the initial legacy repair activities that are being transferred to Flextronics. The [*] which will be the relevant validation period. In the event that the risk identified in the validation period is higher, the profit percentage may increase, but will not exceed [*]. In the event the risk is minimal, a reduced profit of [*] will be put into effect. This applies only to existing legacy repair and not to any currently manufactured Products that may become future legacy product repairs.

        Per email from [*] (3/3/06 4:39AM PST) "I understand that there may be further changes to the repair plan, in which case we may need to revise the repair example." Open subject for renegotiation until final plan developed—expected closure on 3/31/06.

  •
  Agreed upon [*]

  •
  Per unit agreed upon carrying charges to cover the deposit that Flextronics needs to make

        Price per unit in Phase 2 (beginning [*]) for Repair includes:

  •
  [*] on material [*]

  •
  Flextronics will endeavor to achieve at least [*] on [*].

  •
  Profit

  •
  [*]

  •
  [*]

  •
  [*]

  •
  Agreed upon per unit VAT.

  •
  Per unit agreed upon carrying charges to cover the deposit that Flextronics needs to make.

        Table B-7 reflects the agreed upon Phase 1 & Phase 2 Repair Pricing for China.

        Agilent and Flextronics agree to use an average material and repair effort spend, based on history. The current historical information is included in Table B-7. This will be validated thru [*], at which point the data points will be set forward looking. The average material consumption will be revalidated on a semi-annual basis.

Spare Part—[*]

        [*] pricing will be based on [*] only as stated below:

        Phase 1 (contract signature thru [*])

  •
  [*]

  •
  [*]

  •
  [*]

        Phase 2 (Beginning [*])

  •
  [*]

  •
  [*]

  •
  [*]

        There is no incremental [*]. Agilent and Flextronics need to verify the need to build [*] for inactive products going forward.

Invoicing, On-time Payment Performance, Pricing Terms:

        All prices have been agreed to and will be invoiced in US Dollars. Agilent and Flextronics agree to payment terms of net forty-five (45) days for Eligible Buyers from the date of invoice which shall not be earlier than the shipment date. Agilent reserves the right to withhold payment to Flextronics if Flextronics fails to meet the agreed upon payment terms in an invoice raised by Flextronics on Agilent subject to Exhibit F in the MSA, without a mutually agreed valid claim. This condition is reciprocal. Neither party can withhold payment without making a formal claim to the other party and mutually agree that an open and valid claim exists, provided that no such withholding shall exceed the amount of the mutually agreed claim. Flextronics agrees that invoicing to Agilent will be triggered when systems are delivered to the 3PL under agreed INCOTERMS 2000.

Currency Fluctuations

        The agreed pricing with Flextronics in BBN and China is in US Dollars. Agilent and Flextronics agree to keep pricing based on currency fluctuations stable for 3 months. The conversion rates shall be the 3 months forward rates set on a mutually agreed date applicable for the subsequent quarter

Billing Format

        There will be separate invoicing models for Phase 1 Boeblingen and all China Phases including PLAT & PLBG.

        In all phases, material will be negotiated at the [*].

        On a manufacturing BOM level Options are the group of items which are orderable by a customer. All optional components on a BOM are grouped under an option class. The invoicing takes place on the configuration BOM level. This is a set of option choices made from the model BOM that comprise a build-able, sellable product..

Material Costs

        Flextronics and Agilent have discussed to have latest material prices reflected in next upcoming standard setting [*]. This implies that Agilent will be charged or credited for [*] for Inventory which is [*] which was based on [*] as well as the ongoing [*] in the standard setting quarter. The billing for standard Revision Variance has to be done by Flex by the end of the 1stmonth of the upcoming standard Setting Quarter. The ongoing Price Variance will be invoiced monthly within the new quarter. (Billing details according to the specified Reports from Agilent). The billing has to be split for BG and PLAT related business. Flextronics will provide the detail required within the specified reports except where prevented by non-disclosure commitments.

        Standard Material will be invoiced on a per system basis based on the configuration ordered. Material pricing will be based on [*]. Flextronics will revalue inventory in the mid month of each Agilent fiscal quarter using the latest [*] and standard revision adjustments (whether positive or negative).

        The standard revision impact related to the stock on hand balance at the end of the previous quarter of the items at the time of the standard change (positive or negative) will be invoiced to Agilent with separate invoices for PLAT and PLBG in the beginning of the following Agilent

        Invoice will contain only the invoice [*].

        Although invoicing is at a summarized level, Flextronics will provide detailed monthly reporting to support all invoiced amounts, this includes but is not limited to the line item details listed in above in Table B-1, only for BBN Phase1.

        China & Phase 2 Boeblingen: Details of the underlying [*] based upon agreed upon unit volumes will be shared by Flextronics in the event that Agilent and Flextronics revisit pricing assumptions.

        Flextronics agrees to provide the following cost accounting reports:

        — Quarterly standard costing comparison at the [*] (in USD)

    •
    Showing current standard cost

    •
    New standard cost

        — Quarterly Standard Revision Reports (in USD)—in relation to all Agilent material

    •
    Showing current standard cost

    •
    New standard cost

    •
    OHB

        — Monthly Purchase Price Variance Reports (in USD)—in relation to material purchases.

    •
    Showing current standard cost

    •
    PO Price

    •
    PO QTY

        Embedded is an example of the reports as requested by Flextronics.

IMi Item Number	DESCRIPTION	PRIMARY UNIT OF MEASURE	Make or Buy Flag	Verigy Business Owner	On Hand Qty DETAIL	Flextronic Unit Standard Cost Euro	Flextronic Actual Unit Cost Euro	Unit Cost Chg Euro	Currency Conversion Rate	Ext Flextronic Unit Standard Cost USD	Ext Flextronic Actual Unit Cost USD	Ext Unit Cost Chg USD	Ext Cost Chg %	Abs Val of Ext Cost Chg

6 Attachments: Tables B-1, B-2, B-3, B-4, B-5, B-6 and B-7 (Excel Files)

Table B-1
Phase 1 PLBG—[*]

# of Systems	30	74
[*] Category	Low Range	Expected Range	Due Diligence Comments, how to read the line items prior to verification. Final wording will be agreed to during verification.
Material Cost	[*]	[*]
— Direct Material			Direct material is the sum of standard costed BOM including standard revision and price variances
— Inventory Adjustments (Cycle Count)			Historically SOC had no material/significant costs with inventory adjustments. LGI was liable for warehouse cycle count adjustments. Moving forward we expect Flextronics will do a 100% physical count in taking material over either LGI or Agilent. Any adjustments related to this have to be claimed at LGI. With the physical inventory count Flextronics has ensured that they are fully accountable in future for this material and potential inventory adjustments at their own expense.
— Scrap Materials			This only covers the material portion of scrap, rework and factory warranty support based on historic rate and also discussed in due diligence phase with Martin and Werner. Rework labor is included in the MOH line.
— E&O			Owned by Agilent as defined in Inventory & Flexibility Appendix C.
— Trade Royalties			Cost of sales reported expense item fully owned by Agilent.
— Warranty			Division warranty expense from our customers and fully owned by Agilent.
— Inbound freight			Today part of Agilent's expense and taken over and managed by Flextronics.
— Outbound Duties			Fully owned by Agilent as part of ExFactory agreement.
— Mfg. Supply			These are SRM (stock room minimum) parts: screws, low cost items that are immediately expensed.
Value Add
— MOH			BBN part of MOH that Flextronics takes over.
— Occupancy			Owned by Agilent in Phase 1.
— Depreciation			BBN part of equipment that Flextronics takes over (US GAAP NBV).
— Outbound Freight			Owned by Agilent as part of Ex-Factory agreement.
— Warehousing			Current LGI warehousing costs. Based on inventory agreement there will be a portion of this remaining with Agilent. Since Agilent is still liable for obsolete, LTB components this number on Flextronics side will be lower than the [*].
— GM			Agilent rejects separate GM — M Hug (in MOH)
— Insurance			Flextronics owned
— Telephone			Flextronics owned
Corp and Local G&A
— IT			Flextronics variable IT based costs (people based hardware and software). Non ERP related as Agilent is paying upfront for IT system.
— Finance, HR, etc.			Flextronics owned (Agilent to verify during verification)
— Corporate SG&A			Flextronics owned and agreed with Agilent to cap at [*] Corp SG&A applies to Material, Value Add, IT, Finance & HR
Profit			Flextronics owned and agreed with Agilent to [*] uplift on costs.
Total Cost

Table B-2

Phase 2—Germany in Germany

Categories	Germany (in 1000 USD)	Units	Variable	Fix	Profit %	Profit on Variable	Profit on Fixed	China	Fix/Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Profit
Total
Minimum
Expected
Maximum
Price unitl Minimum
Price above Minimum
	Germany P2	China P2
Minimum	[*]	[*]
Expected	[*]	[*]
Maximum	[*]	[*]
	Germany P2	China P2
Price unitl Minimum	[*]	[*]
Price above Minimum	[*]	[*]

Assumptions

Base is [*] sent to Agilent

[*] is sufficient to produce max quantity

Material is for [*] / quarter

	Split of Costs	Germany	China
—MOH	[*]	[*]
—Occupancy
—Depreciation
—Outbound Freight
—Warehousing
—GM
—Insurance
—Telephone
—IT
—Finance, HR, etc.

[*] as in PLAT model

All fix costs burdened on minimum quantity

[*]

[*]

[*]

[*]

Table B-3

Phase 2—Germany in China

Categories	China (in 1000 USD)	Units	Variable	Fix	Profit %	Profit on Fix	Profit on Variable	China	Fix/ Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Profit
Total
Minimum
Expected
Maximum
Price unitl Minimum
Price above Minimum
	Germany P2	China P2
Minimum	[*]	[*]
Expected	[*]	[*]
Maximum	[*]	[*]
	Germany P2	China P2
Price unitl Minimum	[*]	[*]
Price above Minimum	[*]	[*]

Assumptions

Base is [*] sent to Agilent

[*] is sufficient to produce max quantity

Material is for [*] units / quarter

	Split of Costs	Germany	China
—MOH	[*]	[*]
—Occupancy
—Depreciation
—Outbound Freight
—Warehousing
—GM
—Insurance
—Telephone
—IT
—Finance, HR, etc.

[*] as in PLAT model

[*]

[*]

[*]

[*]

[*]

Table B-4
Phase 1 PLAT (starting Price Points)

	[*]	[*]	[*]	[*]	[*]
Mtl	[*]	[*]	[*]	[*]	[*]
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Total Value Add
Corp G&A
Profit (ROIC)
Total

Total Fixed Costs based on Q106 capacity (excl S&S)	[*]

[*]

Categories	Phase 1	Profit %	Profit $	Total	Fix/Variable	Fix (Capacity)	Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Profit on Mat'l for Scenarios
Total

Note:

The assumption is that the originally given VA for Loveland is sufficient to produce the "High".

We do not have the data to verify this assumption, hence this model can only be used for illustration purposes.

The data we had at hand was relative to a quantity of [*] pcs. per quarter.

Quantity per Quarter	[*]
Total Fixed Cost	[*]
Volume/Quarter	Scenario 1	Scenario 2
Low	[*]	[*]
Expected	[*]	[*]
High	[*]	[*]
Price 1 / unit	[*]	[*]	up to low
Price 2 / unit	[*]	[*]	above low

[*]

Categories	Phase 1	Profit %	Profit $	Total	Fix/Variable	Fix	Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Total

Note:

The assumption is that the originally given VA for Loveland is sufficient to produce the "High".

We do not have the data to verify this assumption, hence this model can only be used for illustration purposes.

The data we had at hand was relative to a quantity of [*] pcs. per quarter.

Quantity per Quarter	[*]
Total Fixed Cost	[*]
Volume/Quarter	Scenario 1	Scenario 2
Low	[*]	[*]
Expected	[*]	[*]
High	[*]	[*]
Price 1 / unit	[*]	[*]	up to low
Price 2 / unit	[*]	[*]	above low

[*]

Categories	Phase 1	Profit %	Profit $	Total	Fix/Variable	Fix	Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Total

Note:

The assumption is that the originally given VA for Loveland is sufficient to produce the "High".

We do not have the data to verify this assumption, hence this model can only be used for illustration purposes.

The data we had at hand was relative to a quantity of [*] pcs. per quarter.

Quantity per Quarter	[*]
Total Fixed Cost	[*]
Volume/Quarter	Scenario 1	Scenario 2
Low	[*]	[*]
Expected	[*]	[*]
High	[*]	[*]
Price 1 / unit	[*]	[*]	up to low
Price 2 / unit	[*]	[*]	above low

[*]

Categories	Phase 1	Profit %	Profit $	Total	Fix/Variable	Fix	Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Total

Note:

The assumption is that the originally given VA for Loveland is sufficient to produce the "High".

We do not have the data to verify this assumption, hence this model can only be used for illustration purposes.

The data we had at hand was relative to a quantity of [*] pcs. per quarter.

Quantity per Quarter	[*]
Total Fixed Cost	[*]
Volume/Quarter	Scenario 1	Scenario 2
Low	[*]	[*]
Expected	[*]	[*]
High	[*]	[*]
Price 1 / unit	[*]	[*]	up to low
Price 2 / unit	[*]	[*]	above low

[*]

Categories	Phase 1	Profit %	Profit $	Total	Fix/Variable	Fix	Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Total

Note:

The assumption is that the originally given VA for Loveland is sufficient to produce the "High".

We do not have the data to verify this assumption, hence this model can only be used for illustration purposes.

The data we had at hand was relative to a quantity of [*] pcs. per quarter.

Quantity per Quarter	[*]
Total Fixed Cost	[*]
Volume/Quarter	Scenario 1	Scenario 2
Low	[*]	[*]
Expected	[*]	[*]
High	[*]	[*]
Price 1 / unit	[*]	[*]	up to low
Price 2 / unit	[*]	[*]	above low

Table B-5
Phase 1 PLAT [*]

	[*]	[*]	[*]	[*]	[*]
Material Outside	[*]	[*]	[*]	[*]	[*]
Scrap
In-bound
Mfg Supply
Corp G&A
Variable Cost
Total
Split	[*]	[*]	[*]	[*]	[*]	[*]
Fix Cost Factor
Fix Cost
Minimum
Maximum
Fix Cost / Unit
Variable Cost / Unit
Price up to Minimum
Price above Minimum
Phase 1	[*]	[*]	[*]	[*]	[*]
Price up to Minimum	[*]	[*]	[*]	[*]	[*]
Price above Minimum

Ranges
Minimum	[*]	[*]	[*]	[*]	[*]	[*]
Maximum	[*]	[*]	[*]	[*]	[*]	[*]

Total Fixed Costs based on Q106 capacity (excl S&S)	[*]

[*]

Categories	Phase 1	Profit %	Profit $	Total	Fix/Variable	Fix (Capacity)	Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Profit on Mat'l for Scenarios
Total

Note:

The assumption is that the originally given VA for Loveland is sufficient to produce the "High".

We do not have the data to verify this assumption, hence this model can only be used for illustration purposes.

The data we had at hand was relative to a quantity of [*] pcs. per quarter.

Quantity per Quarter	[*]
Total Fixed Cost	[*]
Volume/Quarter	Scenario 1	Scenario 2
Low	[*]	[*]
Expected	[*]	[*]
High	[*]	[*]
Price 1 / unit	[*]	[*]	up to low
Price 2 / unit	[*]	[*]	above low

[*]

Categories	Phase 1	Profit %	Profit $	Total	Fix/Variable	Fix	Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Total

Note:

The assumption is that the originally given VA for Loveland is sufficient to produce the "High".

We do not have the data to verify this assumption, hence this model can only be used for illustration purposes.

The data we had at hand was relative to a quantity of [*] pcs. per quarter.

Quantity per Quarter	[*]
Total Fixed Cost	[*]
Volume/Quarter	Scenario 1	Scenario 2
Low	[*]	[*]
Expected	[*]	[*]
High	[*]	[*]
Price 1 / unit	[*]	[*]	up to low
Price 2 / unit	[*]	[*]	above low

[*]

Categories	Phase 1	Profit %	Profit $	Total	Fix/Variable	Fix	Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Total

Note:

The assumption is that the originally given VA for Loveland is sufficient to produce the "High".

We do not have the data to verify this assumption, hence this model can only be used for illustration purposes.

The data we had at hand was relative to a quantity of [*] pcs. per quarter.

Quantity per Quarter	[*]
Total Fixed Cost	[*]
Volume/Quarter	Scenario 1	Scenario 2
Low	[*]	[*]
Expected	[*]	[*]
High	[*]	[*]
Price 1 / unit	[*]	[*]	up to low
Price 2 / unit	[*]	[*]	above low

[*]

Categories	Phase 1	Profit %	Profit $	Total	Fix/Variable	Fix	Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Total

Note:

The assumption is that the originally given VA for Loveland is sufficient to produce the "High".

We do not have the data to verify this assumption, hence this model can only be used for illustration purposes.

The data we had at hand was relative to a quantity of [*] pcs. per quarter.

Quantity per Quarter	[*]
Total Fixed Cost	[*]
Volume/Quarter	Scenario 1	Scenario 2
Low	[*]	[*]
Expected	[*]	[*]
High	[*]	[*]
Price 1 / unit	[*]	[*]	up to low
Price 2 / unit	[*]	[*]	above low

Categories	Phase 1	Profit %	Profit $	Total	Fix/Variable	Fix	Variable
Material Inside	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
Total

Note:

The assumption is that the originally given VA for Loveland is sufficient to produce the "High".

We do not have the data to verify this assumption, hence this model can only be used for illustration purposes.

The data we had at hand was relative to a quantity of [*] pcs. per quarter.

Quantity per Quarter	[*]
Total Fixed Cost	[*]
Volume/Quarter	Scenario 1	Scenario 2
Low	[*]	[*]
Expected	[*]	[*]
High	[*]	[*]
Price 1 / unit	[*]	[*]	up to low
Price 2 / unit	[*]	[*]	above low

Table B-6
Phase 2 PLAT [*]

	[*]	[*]	[*]	[*]	[*]
Material Outside	[*]	[*]	[*]	[*]	[*]
Scrap
In-bound
Mfg Supply
Corp G&A
Variable Cost
Total
Split	[*]	[*]	[*]	[*]	[*]	[*]
Fix Cost Factor
Fix Cost
Minimum
Maximum
Fix Cost / Unit
Variable Cost / Unit
Price up to Minimum
Price above Minimum
Phase 2	[*]	[*]	[*]	[*]	[*]
Price up to Minimum	[*]	[*]	[*]	[*]	[*]
Price above Minimum

Ranges
Minimum	[*]	[*]	[*]	[*]	[*]	[*]
Maximum	[*]	[*]	[*]	[*]	[*]	[*]

Table B-7

	Manufactured			Legacy		Manufactured
PLAT Full System Quote	[*] Phase 1		[*] Phase 1	[*] Phase 1	[*] Phase 1	[*] Phase 2	[*] Phase 2
Price Category		[*]	[*]	[*]	[*]	[*]	[*]
Material Inside
Material Outside
Scrap
In-bound
Mfg Supply
MOH
Warehouse
Dep
G&A
Occupancy
IT
Corp G&A
VAT
Carrying Cost
Profit
Price
Total Price per Unit	$
MOH per Unit	$
Material Cost per Unit	$
Total Value Add/Unit	$
Profit per Unit	$
VAT	$
Carrying Cost	$

Agilent—Flextronics Cost Model for China Repairs

DEPOSIT CHARGE CALCULATIONS

Factors	Calculations	Complex	Simple
Declared Value	[*]	[*]	[*]
Duty
VAT
Deposit
Opportunity cost of capital
Turnaround Time
Rate of Overforecasting
Carrying Charge

NOTE: We are assuming this will be some average for "complex" and another average for "simple" repair units. Actual values TBD)

CHARGE FOR VAT & DUTIES ON LOWER-LEVEL COMPONENTS USED IN REPAIR

Factors	Calculations	Complex	Simple
Average RBOM mat'l content	[*]	[*]	[*]
Duty
VAT
Total charge
EXCLUSIONS
Agilent Acceptance Notes	Proposed Exclusion
[*]	[*]

APPENDIX C

Flexibility and Inventory

1    Inventory

        Agilent and Flextronics agree that Flextronics will manage Agilent specific inventory in the following manner:

        1.1   The period from the date of signature to [*] will be a manufacturing [*] and [*] period. The date of [*] may be [*] as it is subject to [*] manufacturing the Products in both China and Germany by Flextronics. It is understood by both parties that the conclusion of the [*] and [*] period is dependent on mutually established [*] being achieved. During this period Agilent will purchase all products manufactured by Flextronics that meet Agilent provided specifications.

        1.2   Starting [*] Agilent agrees to purchase a minimum of [*] total units per quarter, [*] for [*] product lines. This minimum commitment will remain in effect through [*], provided that when the PLBG product manufacturing move to China is completed, Agilent will set [*] commitments for [*] product lines.

        1.3   Flextronics will manage the inventory for the contract period starting on [*] based on [*] purchase commitments by Agilent, as described in point 2 below.

        1.4   Agilent will not purchase back inventory or pay inventory holding costs for any Agilent related inventory, including all vertically integrated material at Flextronics. Agilent manages all existing agreements or contracts with Strategic Suppliers in the same manner. Flextronics will benefit from these agreement terms when becoming an Eligible Purchaser under these contracts.

        1.5   Agilent will provide Flextronics with [*] rolling forecast on a monthly basis, details of format and content to be mutually agreed upon.

        1.6   Flextronics will own and manage all active inventories. It is understood that approximately [*] of the PLBG Material spend is covered under Agilent SMI agreements. Agilent will endeavor to procure that the terms of those agreements will apply to Flextronics as Eligible Purchaser; Agilent agrees to provide copies to Flextronics of all Agilent Controlled Materials Terms upon the execution of this Agreement and promptly upon execution of any new agreements with suppliers.

        1.7   Active Inventory is defined as:

  a)
  All inventory transferred under the Asset Purchase Agreements and the Inventory Transfer Agreement.

  b)
  All other inventory with the exception of [*], [*], [*] in excess of [*] support demand, [*], and [*] which will be owned by Agilent. Agilent owned inventory will be managed and handled by an Agilent 3PL solution and will be sold to Flextronics through a buy-sell arrangement. Details of the buy-sell arrangement will be established through mutual agreement to the extent not already defined in Section 9.8 of the MSA.

        1.8   Inventory Liabilities: Agilent is liable for Agilent specific or customized parts or parts purchased from strategic suppliers based on agreements Agilent has signed to meet agreed upon range commitments. Liabilities for standard catalog parts are owned by Flextronics.

        The Agilent liability is defined as follows:

  a)
  Lower level Agilent specific and/or customized parts. [*]

  b)
  Work in Process—material [*]

  c)
  Open purchase orders with lower-level suppliers that is not cancelable. Flextronics will make every effort to manage inventory accordingly (i.e. use the parts in other Flextronics-manufactured products) or return the parts to the original supplier.

        Flextronics shall endeavor to keep the raw material in the supply chain at a minimum level as determined by the individual lead times and range requirements as forecasted.

        1.9   Excess inventory: Excess inventory is defined as stocked inventory that exceeds internal and external customer demand expectations on an aggregate level, and shall be determined with the following:

        1.9.1 Agilent is liable for all inventory that is in excess of:

  a)
  [*] demand for demand planned parts and products or

  b)
  [*] usage/consumption for non-demand planned parts (fabricated and/or purchased)

        1.9.2 For all inventory transferred as defined in the Asset Purchase Agreements it is understood by both parties that the identification of Excess materials is dependent on:

  a)
  The stabilization of the PLBG and PLAT manufacturing in China

  b)
  Consumption of the [*] active purchased inventory during the period of [*] to [*] as per the inventory transfer schedule shown below;

    Agilent's planned inventory transfer schedule is as follows. Final agreement will be defined in the APA.

    •
    [*]

    •
    [*]

    •
    [*]

    •
    [*]

  c)
  In the event that any of this inventory remains in excess after [*], i.e. has not been consumed and is thereby not active. One of the following options will be exercised by Agilent

  i)
  The inventory will be purchased,

  ii)
  The inventory will be converted to consigned material, or

  iii)
  Agilent will pay an agreed upon holding cost, of not to exceed ten (10) % per annum, or

  iv)
  Agilent will purchase the inventory and instruct Flextronics to scrap.

    The management of the inventory will remain within Flextronics.

  d)
  Flextronics will provide on a [*] basis usage reports of the consumption of the above inventory.

        1.9.3 For all other excess inventory both parties will mutually agree to define a correct scenario that will minimize the excess inventory and the subsequent impact on both parties operating models. This agreed upon scenario will be implemented no later than [*]. The scenarios that will be considered will include, but are not limited to:

    i)
    Increase Agilent's minimum buy levels in either PLAT or PLBG

    ii)
    The inventory will be converted to consigned material,

    iii)
    Agilent [*],

    The management of the inventory will remain within Flextronics.

    Flextronics will provide on a quarterly basis excess reports of its entire inventory.

        1.10 Obsolete inventory is defined under Section 2.47 in the MSA. Agilent agrees to purchase obsolete inventory in excess of [*] support demand from Flextronics on a [*] basis [*] payment terms.

        1.11 Flextronics agrees to provide [*] supply chain inventory liability and excess and obsolescence reports. These will be defined in Exhibit H and Appendix H of Exhibit Q. The exact format, timing, and specific details of the reporting requirement will be defined by Agilent no later than [*].

2    Flexibility for years 2, 3 and 4

        Flextronics agrees to manage Agilent's flexibility requirements as follows:

        2.1   Agilent will provide Flextronics with a [*] rolling forecast which will be used for information purposes only and is non-binding.

        2.2   Agilent will provide Flextronics with a range forecast containing commitment (minimum), expected and availability (maximum) volumes. These volumes represent manufacturing for both PLAT and PLBG. An example of such a requirement is shown below.

        2.3   Agilent guarantees to purchase the defined minimum system requirement (commit pull) on a [*] basis. Should the actual purchase orders provided to Flextronics within a [*] not be equal to or exceed the minimum system requirement, Agilent reserves the right to purchase the remaining balance in whatever configuration Agilent chooses.

        2.4   Flextronics agrees to manage the end-to-end supply chain to deliver the requested maximum system requirements within the agreed upon lead time.

        2.5   Flextronics will use the SMI buffers and/or die banks established with the applicable Strategic Suppliers to ensure the lead times specified can be kept. Specifically, Flextronics agrees to manage the availability quantities, as defined in the respective contracts with Agilent's Strategic Suppliers.

        2.6   Flextronics will calculate [*] range proposals for the defined purchase parts based on the ranges on system level provided by Agilent to support the [*] contracting process.

        2.7   Agilent will exercise all commercially reasonable endeavors to cause Strategic suppliers to assign all Terms and Conditions from all Strategic Supplier contracts to Flextronics in order for Flextronics to operate as Eligible Purchaser.

        An example of Quarterly System Requirement is below:

		Current Quarter	Next Quarter
Minimum = Commit pull	PL BG BBN	[*]	[*]
PL BG China
PL AT
Expected	PL BG BBN
PL BG China
PL AT
Maximum = Availability	PL BG BBN
PL BG China
PL AT

        Ranges will be provided per the agreed upon schedule.

APPENDIX D

IT Requirements

        1.     Flextronics will be responsible to provide, own and maintain the IT infrastructure as from the transfer of the manufacturing in Germany, including:

          1.1   Voice and data services

          1.2   Network connectivity

          1.3   Email

          Agilent agrees to make-autoreply available 1 June to 30 June on Agilent email boxes to redirect contacts to new email address

        2.     Flextronics will be responsible to provide PCs and/or access to PCs to the employees. Flextronics and Agilent agree that employee PCs (including Lease or no Lease, PC or laptop) will not be provided by Agilent

        3.     Agilent agrees to

          3.1   Grant Flextronics access to the main power/telecom room in Bld2 ground floor to establish their own external telecom lines.

          3.2   Grants Flextronics usage to the Engineering Server room and provides space for data servers

          3.3   Grant usage for the network switches in building 2, ground floor

          3.4   Grant usage for the network cables in building 2, ground floor.

        4.     Flextronics provides the IT Solution interfaces and executes the data exchange as specified below. Flextronics agrees to:

          4.1   Load [*] data (including, but not limited to [*] and [*] information.), sent by Agilent. Format and method will be agreed by Agilent and Flextronics.

          4.2   Send [*] Buy/Sell information. Format will be agreed by Agilent and Flextronics.

          4.3   Send [*] data for scenario planning. Format will be agreed by Agilent and Flextronics.

          4.4   Provide scheduled ship dates for each configured purchase order. Format to be agreed by Agilent and Flextronics

          4.5   Provide shipment information for each shipment. Format and frequency to be agreed by Agilent and Flextronics

          4.6   Access Agilent Bill of Material data via Supplier Central online. Format will be agreed by Agilent and Flextronics.

          4.7   Print licenses and attach to shipment. Agilent agrees to enable online access to Agilent owned Licensing Tool (Macrovision). Format will be agreed by Agilent and Flextronics.

        5.     Flextronics agrees to enter the following data into [*] in order to allow Flextronics and Agilent to review quality performance:

          5.1   Parametric measurement results: (Performance Verification and Diagnostic data)

          5.2   In Process Quality Data (IPQ data), including but not limited to TOR, Yields, Failure data, Failure Pareto data for System and Board/Assemblies,

        6.     [*]. Flextronics agrees to perform root cause failure analysis in the first run and to enter the data into the relevant [*] data base.

        7.     Flextronics agrees to implement his own ERP system for BBN shop floor automation

        8.     Flextronics agrees to allow controlled remote access for Agilent to production floor applications. Access control will be agreed between Agilent and Flextronics.

APPENDIX G

QUALITY STANDARDS

        1.    Certification of Operators.    Flextronics will maintain a certification training program for their operators, technicians and engineering staff. Flextronics is obligated to provide the content of these certification training programs and certification status of employees upon Agilent request.

        2.    Certificate of calibration.    Flextronics needs to attach to each system shipment a certificate of calibration.

        3.    Acceptable Quality Level (AQL).    The AQL is [*]. The [*] AQL criteria is dependent on Agilent or Agilent's current supplier one year (1) historical performance average being equal to or better than this metric. In the event that the historical performance is greater than [*] the parties will negotiate the AQL for given products in good faith. For new or NPI products the comparison will be to a similar platform or product. After the initial ramp up period to be agreed, which shall be at leastbe [*] following the Effective Date, Flextronics will achieve the expected AQLs as per historical quality data.

        4.    Class Failure definition

        Agilent and Flextronics will mutually agree to the rate of failures in Products that will constitute the appropriate Class Failure rate to the extent defects are actually experienced by users, which shall be determined as per the following reference examples. Both parties shall mutually agree on the final definition of class failure prior to April 30, 2006.

          4.1.  Exceeding [*] per cent (%) failures or a minimum of.............Products per Lot over a period of [*] on system/assembly level.

          4.2.  Classified by Agilent as safety impacting/risk.

          4.3.  Product not meeting Mean Time Between Failure (MTBF) minimum requirements (as defined below) and/or Early Failure Rate (EFR) not meeting minimum requirement (as defined below)

    4.3.1
    Minimum acceptable MTBF:
    [*]: [*]
    [*]: [*]
    [*]: [*] [*]: [*]

    4.3.2
    Maximum acceptable EFR:
    [*] [*],
    [*] [*],
    [*] [*]
    [*] [*]

          4.4.  Not meeting mutually agreed in process quality targets (Metrics to be agreed in performance review process.)

          4.5.  Material failure of same component /assembly in more than [*] of the [*] (e.g. shipped in [*], all systems in warranty).

          4.6   Any engineering or reliability test (i.e. life test, shock and vibration test) that results in more than [*] tested units not meeting the confidence test.

        5.     Products are optical faultless (e.g. specified color, no scratches, no rust, no bent parts).

        6.     Additional metrics related to quality will be covered in the monthly operational review (MOR) process.

        Any Class Failure in this Appendix G will be handled in accordance with the process specified in section 12.4 of the MSA.

APPENDIX I

AUTHORIZED SUBCONTRACTORS

        No authorized subcontractors are identified as of the Effective Date.

Name of Subcontractor	Deliverables/Services

APPENDIX K

NEW PRODUCT INTRODUCTION PROCESS

        Both parties will reach a mutual agreement on the New Product Introduction process in due course.

APPENDIX L

BUSINESS CONTINUITY PLAN

        Flextronics will provide latest by April 1st, 2006 a Business Continuity Plan, which needs to be approved by the Agilent Global Account Manager before April 30th, 2006. The Business Continuity plan has to be continuously updated and reviewed and approved by both parties on an annual basis.

APPENDIX M

GENERAL AGREEMENTS

1.    Agilent competitors at Flextronics

        Flextronics will not provide services or similar products to Agilent competitors within the same facility utilized for Agilent product manufacturing, unless approved by Agilent.

        Flextronics will request Agilent permission prior to employee transfer from Agilent production line to a competitor's production line within Flextronics.

        Competitors shall not visit the Agilent production line.

2..    Safety Related working instructions need to be made available to Agilent upon request in English language.

3..    Flextronics confirms to be in possession of the following certifications for the Shanghai site:

  •
  ISO14001

  •
  ISO9000-2000

  •
  QS9000

  •
  TL9000

APPENDIX N

PERFORMANCE STANDARDS

        1.     Agilent and Flextronics agree to work together to develop mutually agreed performance expectations. Agilent and Flextronics will establish a performance standard that is consistent with the current performance standards in Boeblingen and Loveland and in alignment with the TQRCDC performance standards as described in the examples below under subsections 2 and 3.

        Agilent will evaluate the performance of Flextronics on a regular basis. Details will be mutually agreed between the parties.

        Flextronics and Agilent will mutually agree on performance standards and expectations to be reached. These standards shall be based on past experience and Flextronics will endeavor to reach or exceed those standards.

        2.     Agilent provides monthly performance results through the MOR Scorecard (Monthly Operational Review Scorecard) and yearly results through the TQRDCE-b process. The scores range from 0.00 unacceptable to 4.00 exceeding expectations.

        3.     Example Performance Expectations:

          3.1.  MOR/TQRDCE-b expectations

From 3.00 to 4.00:	Expected performance
From 2.50 to 2.99:	Flextronics has to improve results, but can still qualify for new business.
From 2.00 to 2.49:	Results need fast improvement. Flextronics/Agilent management attention. No new business will be awarded to Flextronics, unless exceptionally approved by Agilent.
Below 2.00:	Agilent will investigate and implement at its own discretion contingencies to move business away from Flextronics.

APPENDIX O

TRANSITION AND INITIAL SET UP

        Flextronics and Agilent agree to the following investments, set-up and transition costs:

1.     Infrastructure/Facility

        This shall be provided in detail during the Verification Process defined in Appendix B.

2.     IT

        Flextronics and Agilent have agreed on a set of IT requirements.

        2.1.    Set-up Germany

        Flextronics and Agilent agree to work together to have the IT setup completed and fully operational in Germany by [*].

        Agilent agrees to pay for the Flextronics actual IT setup cost for the Agilent site in Boeblingen/Germany not exceeding [*], as per the embedded IT plan. Payment will be made upon Flextronics providing a detailed cost overview and proof of expenses incurred.

        2.2.    Set-up China

        Flextronics and Agilent agree to work together to have the IT setup completed and fully operational in China by [*]. Excluding Agilent's ERP functionality and interfaces to Flextronics IT systems. Agilent provides only [*] online access.

        Flextronics agrees to [*] in the IT setup cost in the China facility, estimated at US[*].

3.    Flextronics agrees to [*] Agilent for all cost as described below:

        3.1.  Loveland inventory transfer to China

        3.2.  Flextronics transition team cost (program management, engineering, materials, etc.

        3.3.  Travel for Flextronics personnel

        3.4.  China Site preparation. Flextronics will [*] and make available [*] all required manufacturing infrastructure such as water, power, floor (load & ESD), facilitation, air conditioning, etc.

        3.5.  IT costs as specified above

        3.6.  China line set-up and product introduction.

4.    Agilent agrees to cover for additional costs due to Agilent caused delays, as well as for the actual IT set-up costs described above.

APPENDIX P

EQUIPMENT

1.    Equipment

        Agilent will, subject to the terms of the relevant Asset Purchase Agreement agreed between Flextronics and Agilent or its affiliates, sell equipment to Flextronics, necessary in the manufacturing of current products. Flextronics hereby agrees to buy this equipment at a price equivalent to Agilent`s US GAAP net book value for capital equipment or fair market value for expensed equipment. Flextronics is not allowed to sell this equipment to any third party without the written consent by Agilent.

        Agilent reserves the right to buy-back, at its discretion and at any timetest equipment sold to Flextronics, provided that such transactions do not impact the performance metrics that Flextronics is responsible for.

        Agilent agrees in any event to repurchase such equipment from Flextronics, provided the following two conditions met:

          1)    A product discontinuance, or redundancy of the equipment, or if the products are transferred to another manufacturer; and

          2)    Flextronics does not succeed in selling the Equipment to a third party using reasonable efforts, within 30 days.

        Agilent will pay for the equipment a price equivalent to Flextronics` US GAAP net book value. Agilent will determine the manner and procedure for returning the Equipment.

        Flextronics hereby agrees to sell the Equipment to Agilent at Flextronics` US GAAP net book value. Flextronics will bear all risk of loss with respect to Agilent Equipment upon receipt.

        Flextronics also agrees to provide a quarterly updated list of equipment that falls under this agreement including (Equipment Type, Description, New Value, NBV, Full depreciation period in months, Remaining depreciation period, Transfer Date, Value at Transfer Date).

2.    Equipment Maintenance

        Flextronics will maintain the Equipment in good working condition, normal wear and tear accepted. In the event that Flextronics considers it necessary to renew the Equipment for manufacturing the Agilent Products, or to add alterations to the existing Equipment to meet Agilent's Requirements or requests, Flextronics will notify Agilent for approval prior to the actual implementation. Agilent will not withhold the approval unreasonably. The costs required for such renewals or alterations will be borne by Flextronics and may be depreciated and included in the Product sales price.

        Flextronics will own all test equipment and is responsible to adapt to capacity requirements.

        Flextronics will be responsible for:

  •
  Calibration of all consigned test equipment

  •
  Maintenance of the test systems

  •
  Maintenance of any consigned fixtures

  •
  Flextronics will own the spares for test system

3.
Agilent will initially sell required equipment to Flextronics under the APAs.

APPENDIX Q

SERVICE PARTS PRODUCTS AND REPAIR

        Both parties will reach a mutual agreement on the Service and Repair process in due course, no later than March 31st, 2006.

APPENDIX R

BUSINESS/OPERATING MODEL

1.    Future state for PLBG:

        Subject to the completed transfer of assets and resources under the corresponding Asset Transfer and Inventory Transfer agreements, Flextronics will take over, and Agilent shall transfer to Flextronics, the responsibility for manufacturing and provide all the current production activities, tactical procurement, first level engineering support, NPI support and any field repair out of the present location in Germany. This will occur by [*].

        Details of business model and requirements are described in the Attachment Operating Model (see below in section 5 of this Appendix):

  •
  Agilent will guarantee the manufacturing of the Products at the Boeblingen site for at least 18 months.

  •
  Flextronics will guarantee to remain at the present location in Germany unless authorized by Agilent.

  •
  At volume production, Flextronics will manage the transfer (first time transfer and all future NPI transfers) of Agilent products (except [*]) to its own China location with its own resources at no additional cost. The timing of such transfer will be mutually agreed upon by Agilent and Flextronics.

  •
  Upon transfer to Flextronics, Agilent will have no future liabilities for the German/Boeblingen facility, unless otherwise provided in the Asset Transfer Agreements.

    For the term of this Agreement, Flextronics shall be entitled to occupy as a Sub-tenant to Agilent STS the part of the building—or any part thereof as defined further below—as marked red in the floor plan to be attached to the lease agreement.

    Reasonably prior to the transfer to China according to Phase 1, but no later than [*], Flextronics shall propose to Agilent STS a revised floor plan suitable for the remaining operation.

    Agilent STS has the right to occupy the space on the ground floor no longer used by Flextronics as identified in the new floor plan upon conclusion of Phase 1. During Phase 1 Agilent, upon mutual agreement with Flextronics, may occupy space on the ground floor that will become vacant as it is no longer used by Flextronics.

    During Phase 1 and as long as Flextronics operates under the agreed [*] model, until transfer of the 93k-business to China is completed no later than [*], Flextronics shall have no obligation to pay rent / utilities.

    Upon changeover from the [*], Flextronics shall pay rent per [*] not exceeding the amount equivalent to the rent Agilent STS is then paying to the owner of the building plus any utilities / operating costs.

    In order to provide a continually fully flexible model to Agilent, Flextronics shall have the right to terminate the lease and to return the then occupied part of the building to leaseholder at any time with three months written notice to the leaseholder.

    No building or infrastructure alterations or improvements will be allowed to the space Flextronics operates in without the written consent of the leaseholder. Reinstatement [removal and restoration] costs for any approved improvements during the Phase I period will be negotiated prior to approval. The obligation for reinstatement [removal and restoration] cost for any installation existing for the rented part of the building prior to the Closing Date stays with Agilent STS also for any space exited by Flextronics by the end of Phase I. Any reinstatement [removal and restoration] installed by Flextronics during the term of the lease will be borne by Flextronics.

            The lease agreement shall reflect the above business terms.

            For Phase 2 operations, as long as Flextronics is a tenant in the building and Flextronics does not initiate any building infrastructure changes, Agilent STS is responsible for returning the building back to its original configuration.

            Agilent STS will pursue an initial lease term for the Phase I space that Flextronics occupies that expire on [*] Agilent STS will also pursue extension options for all or part of this space.

        It is expected that after volume production is stabilized in China, Flextronics will pursue material cost reductions through localization of non strategic commodities, after agreement with Agilent.

2.    Future state for PLAT:

        Flextronics will transfer all production activities associated with the 5XXX products and the field repair activities for the 4XXX and 5XXX products to Flextronics' facility in China.

        First Article Inspection (FAI) for at least 1 (one) product will occur no later than [*].

        Full volume production will occur in China by [*].

        Upon reaching above milestones, Flextronics will localize non strategic commodities, defined in Exhibit R of the Agreement, to deliver lowest cost opportunities in the region.

        Flextronics will work with Agilent to support the direct launch of PLAT new products from [*] to the production facility in China for products being released in the [*] and beyond, as defined in the NPI appendix K of this Addendum.

        After the First Article Ship from China Flextronics will gradually ramp up volume production in China, which will require Flextronics to purchase the appropriate levels of inventory, take over accounts payables and open orders to support the production volumes in China. The detailed plan will be mutually agreed upon by both parties.

3.    Procurement and supplier management:

        Flextronics owns all tactical procurement. In general terms tactical procurement refers to the purchase of all Bill of Material components, first level assurance of supply escalations, and first level quality management functions.

        Agilent owns all strategic procurement activities for the commodities described in the Agreement, Exhibit R.

        For Agilent's Strategic Suppliers and strategic commodities, Flextronics operates as Eligible Purchaser under the Agilent contracts.

        For Agilent's non strategic suppliers, Flextronics will perform strategic supplier management functions.

        All material supplied from Agilent to Flextronics needs to be managed in the buy sell process. Agilent expects a forecast and purchase orders and will deliver the material accordingly. Agilent expects Flextronics to order quarterly demand.

4.    Documentation responsibility:

        Flextronics owns responsibilities for all documentation set-up and data ownership, as well as maintenance at [*].

        As part of the transition, Flextronics will validate and create and maintain manufacturing, test and any other relevant documents to support the manufacturing of products that will be transitioned to Flextronics. This will not be limited to volume production but also new product introduction at both NPI sites. Flextronics will also ensure ECO changes are implemented in a timely fashion through Agile.

5.    Operating Model:

        The operating model is outlined in Attachment below (Operating Model Powerpoint file)

Exhibit R

Strategic Suppliers and Strategic Commodities:

Strategic Commodities:

—ASICs, MCMs
—Memories,
—LLD/PLDs
—OEM/ICOEM (Cooler, Manipulator, Workstation, T&M)
—Cooling
—Power, Relays
—PCA / PCB
—HF/RF Cables
—Precision Mechanics

Strategic Suppliers:

Accretech
Acronis
Advantech
Agilent EMG
Altera
AMI Semiconductor
Analog Devices Inc. (ADI)
Astec
Avago (exSPG)
Benchmark (BEI)
Bitsoft
BVS
CNC-Technik
Heppler"
Coto
Delphi
EIT
Elpida
Enteq
Esmo
Fauston
Formfactor
Frei
Gore
Hoermann
HP
HP GPS
Huatek
Intercon/Amphenol
Intest
Jabil
JEM
Kimble
Klink&Oechsle
Mado

Manz
Maxim
Microhandling
MicroHelix / Moore
Midwest
Mirae
Multek
Rambus
Redhat
PSPL
Riese electronic Gmbh
Rosenberger
Samsung
Sanyu
Semtech
SGA
Single
Solectron
Sun
TDI
Techwing
TEL
Tektronix
TSE
Toppan
Toyo
TYCO
Venture
Vicor
WUS
Xandex
Xilinx
Youngtek
Zollner

EXHIBIT S

MANUFACTURING TRADEMARK LICENSE AGREEMENT

between

AGILENT TECHNOLOGIES, INC. ("Agilent")

and

FLEXTRONICS TELECOM SERVICES LTD. ("Flextronics")

Effective as of March 3, 2006

MANUFACTURING TRADEMARK LICENSE AGREEMENT

        This Manufacturing Trademark License Agreement ("License") is effective as of the Effective Date (as defined in the MSA), between Agilent Technologies, Inc., a Delaware corporation ("Agilent"), and Flextronics Telecom Services Ltd., a company incorporated under the laws of Mauritius ("Flextronics").

        WHEREAS, Agilent and certain direct and indirect Subsidiaries of Agilent are engaged in, among other things, the manufacturing and distribution of Licensed Products;

        WHEREAS, Agilent Technologies International Sàrl ("ATIS"), an Agilent Subsidiary, and Flextronics have entered into an Global Manufacturing Services Agreement dated as of March 3rd, 2006, Agreement No. M1-05-099 ("MSA"), pursuant to which Flextronics shall manufacture, test, pack, and sell Product to Eligible Buyers at the direction of ATIS;

        WHEREAS, in connection with the foregoing, Agilent desires to grant to Flextronics a license to use certain Marks (as defined in the MSA); and

        NOW, THEREFORE, in consideration of the mutual promises of the parties, and of good and valuable consideration, it is agreed by and between the parties as follows:

ARTICLE I
DEFINITIONS

        For the purpose of this License, unless specifically defined otherwise in this License, all defined terms will have the meanings set forth in the MSA:

        1.1    COLLATERAL MATERIALS.    "Collateral Materials" means all packaging, tags, labels, instructions, warranties, Licensed Product data sheets, descriptions and specifications (including online versions thereof), and other materials of any similar type associated with the Licensed Products that are marked with at least one of the Licensed Marks.

        1.2    EFFECTIVE DATE.    "Effective Date" means the Effective Date as defined in the MSA.

        1.3    LICENSED AGILENT MARKS.    "Licensed Agilent Marks" means the Agilent Marks listed on Attachment 1 to this License, as may be amended from time to time by Agilent in its sole discretion.

        1.4    LICENSED MARKS.    "Licensed Marks" means the Licensed Agilent Marks and Licensed Other Marks.

        1.5    LICENSED OTHER MARKS.    "Licensed Other Marks" means the Other Marks listed on Attachment 3 to this License, as may be amended from time to time by Agilent in its sole discretion.

        1.6    LICENSED PRODUCTS.    "Licensed Products" means Products as defined in the MSA. 1.7 PERSON. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

        1.8    QUALITY STANDARDS.    "Quality Standards" means written standards of quality applicable to the Licensed Products as defined in the MSA, or if not addressed in the MSA then as in use by Agilent and its Subsidiaries immediately prior to the Effective Date, unless otherwise modified in writing by Agilent from time to time during the Term.

        1.9    SUBSIDIARY.    "Subsidiary" means Subsidiary as defined in the MSA.

        1.10    TERM.    "Term" means the term defined in Paragraph 26 of the MSA.

        1.11    THIRD PARTY.    "Third Party" means a Person other than Agilent and its Subsidiaries, Flextronics, its Subsidiaries or licensed subcontractors of either party.

        1.12    TRADEMARK USAGE GUIDELINES.    "Trademark Usage Guidelines" means the written guidelines for proper usage of the Licensed Agilent Marks, as in use immediately prior to the Effective Date and located at: http://www.agilent.com/secure/agilentbrand/

  User Name: brandid
  Password: spark

for literature, packaging, exhibit standards, emarketing, learning products, web; and third party trademark use standards located at: http://www.agilent.com/secure/trademark/

  User Name: trademark
  Password: ez4u

and product labeling standards attached hereto as Attachment 2. All such guidelines may be revised and updated in writing at the sites listed above by Agilent, in its sole discretion, from time to time during the Term; or by written communication to Flextronics with regard to the product labeling standards.

ARTICLE II
LICENSES

        2.1    LICENSE GRANT.    Agilent grants to Flextronics a personal, non-exclusive, worldwide and non-transferable license during the Term to use the Licensed Marks on or in connection with the Licensed Products and Collateral Materials to the extent required in order for Flextronics to perform its obligations under the MSA. Notwithstanding the foregoing, Flextronics may grant sublicenses under this License in accordance with Article 3.1.

        2.2    LICENSE RESTRICTIONS

          (a)   Flextronics may not make any use whatsoever, in whole or in part, of the Licensed Marks, or any other Marks owned by Agilent, in connection with any activities not covered by this License.

          (b)   In all respects, Flextronics's usage of the Licensed Marks during the Term pursuant to the license granted hereunder shall be in a manner consistent with the high standards, reputation and prestige of the Agilent as represented by its use of the Licensed Marks, and any usage by Flextronics that is inconsistent with the foregoing shall be deemed to be outside the scope of the license granted hereunder.

          (c)   Flextronics shall not use the Licensed Marks (or any other Mark of Agilent) in any manner contrary to public morals, in any manner which is deceptive or misleading, which ridicules or is derogatory to the Licensed Marks, or which compromises or reflects unfavorably upon the goodwill, good name, reputation or image of Agilent or the Licensed Marks, or which might jeopardize or limit Agilent's proprietary interest therein.

          (d)   Flextronics shall not use the Licensed Marks in connection with any products other than the Licensed Products, including without limitation any other products sold and/or manufactured by Flextronics.

          (e)   Flextronics shall not: (i) misrepresent to any Person the scope of its authority under this License, (ii) incur or authorize any expenses or liabilities chargeable to Agilent, or (iii) take any actions that would impose upon Agilent any obligation or liability to a Third Party other than obligations under this License, or other obligations which Agilent expressly approves in writing for Flextronics to incur on its behalf.

ARTICLE III
PERMITTED SUBLICENSES

        3.1    SUBLICENSES TO SUBCONTRACTORS.    Subject to the terms and conditions of this License, including all applicable Quality Standards and Trademark Usage Guidelines and other restrictions in this License, Flextronics may grant sublicenses to a subcontractor authorized under Paragraph 30.14 of the MSA to use the Licensed Marks in accordance with the license grant in Article 2.1 above; provided, that: (a) Flextronics enters into a written sublicense agreement with each such subcontractor no less restrictive than the terms of this License, and (b) such agreement does not include the right to grant further sublicenses.

        3.2    ENFORCEMENT OF AGREEMENTS.    Flextronics shall endeavor to take all reasonably appropriate measures at Flextronics's expense promptly and diligently to enforce the terms of any sublicense agreement or other agreement with any subcontractor and shall restrain any such subcontractor from violating such terms, including without limitation: (a) monitoring the subcontractor's compliance with the relevant Trademark Usage Guidelines and Quality Standards and causing any non-complying subcontractor to promptly remedy any failure, (b) if need be, terminating such sublicense, and/or (c) if need be, commencing legal action. In each case, Flextronics shall use a standard of care consistent with Agilent's practices as of the Effective Date, but in no case using a standard of care less than what is reasonable in the industry.

ARTICLE IV
TRADEMARK USAGE GUIDELINES

        4.1    TRADEMARK USAGE GUIDELINES.    Flextronics and its subcontractors shall use the Licensed Agilent Marks during the Term only in a manner that is consistent with the Trademark Usage Guidelines.

        4.2    TRADEMARK REVIEWS.    At Agilent's reasonable request, Flextronics agrees to furnish or make available for inspection to Agilent samples of all Licensed Products and Collateral Materials that Flextronics has marked with one or more of the Licensed Marks. Flextronics further agrees to take reasonably appropriate measures to require its subcontractors to furnish or make available for inspection to Flextronics and Agilent samples of all Licensed Products and/or Collateral Materials. If Flextronics is notified or reasonably determines that it or any of its subcontractors are not complying with any Trademark Usage Guidelines, it shall notify Agilent.

ARTICLE V
QUALITY STANDARDS

        5.1    GENERAL.    Flextronics acknowledges that the Licensed Products permitted by this License to be marked with one or more of the Licensed Marks must continue to be of sufficiently high quality as to provide protection of the Licensed Marks and the goodwill they symbolize.

        5.2    QUALITY STANDARDS.    Flextronics and its subcontractors shall use the Licensed Marks only on and in connection with Licensed Products that meet or exceed in all respects the Quality Standards.

        5.3    QUALITY CONTROL REVIEWS.    At Agilent's reasonable request and expense, Flextronics agrees to furnish or make available to Agilent for inspection sample Licensed Products marked with one or more of the Licensed Marks. Flextronics further agrees to take reasonably appropriate measures to require its subcontractors to furnish or make available for inspection to Flextronics and Agilent samples of all Licensed Products. If Flextronics is notified or reasonably determines that it or any of its subcontractors is not complying with any Quality Standards, it shall notify Agilent.

ARTICLE VI
PROTECTION OF LICENSED MARKS

        6.1    OWNERSHIP AND RIGHTS.    Flextronics agrees not to challenge the ownership or validity of the Licensed Marks. Flextronics shall not disparage, dilute or adversely affect the validity of the Licensed Marks. Flextronics's use of the Licensed Marks shall inure exclusively to the benefit of Agilent and Flextronics shall not acquire or assert any rights therein. Flextronics recognizes the value of the goodwill associated with the Licensed Marks, and that the Licensed Marks may have acquired secondary meaning in the minds of the public.

        6.2    PROTECTION OF MARKS.    Flextronics shall assist Agilent, at Agilent's request and expense, in the procurement and maintenance of Agilent's respective intellectual property rights in the Licensed Marks. Flextronics will not grant or attempt to grant a security interest in the Licensed Marks or record any such security interest in the United States Patent and Trademark Office or elsewhere against any Mark application or registration belonging to Agilent. Flextronics agrees to, and to cause its subcontractors to, execute all documents reasonably requested by Agilent, and at Agilent's expense, to effect further registration of, maintenance and renewal of the Licensed Marks, recordation of the license relationship between Agilent and Flextronics, and recordation of Flextronics as a registered user. Agilent makes no warranty or representation that Mark registrations have been or will be applied for, secured or maintained in the Licensed Marks throughout, or anywhere within, the world. For an avoidance of doubt the preceding sentence is not intending to change any warranties or representations regarding infringement in this Agreement or the MSA. To the extent reasonably requested by Agilent and at Agilent's expense, Flextronics shall cause to appear on all Licensed Products and all Collateral Materials, such legends, markings and notices as may be required by applicable law.

        6.3    SIMILAR MARKS.    Flextronics agrees not to use or register in any country any Mark that infringes on the rights of Agilent in the Licensed Marks, or any element thereof. If any application for registration is, or has been, filed in any country by Flextronics which relates to any Mark that infringes the rights of Agilent in the Licensed Marks, Flextronics shall immediately abandon any such application or registration or assign it to Agilent. Flextronics may not adopt any trademarks incorporating the root "Agil" or any other trademark similar to the Licensed Marks. Flextronics shall not challenge Agilent's ownership of or the validity of the Licensed Marks or any application for registration thereof throughout the world. Flextronics shall not use or register in any country or jurisdiction, or permit others to use or register on its behalf in any country or jurisdiction, any copyright, domain name, telephone number, keyword, metatag, other electronic identifier or any other intellectual property right, whether recognized currently or in the future, or any other designation which would affect the ownership or rights of Agilent in and to the Licensed Marks, or otherwise take any action which would adversely affect any of such ownership rights, or assist anyone else in doing so.

        6.4    INFRINGEMENT PROCEEDINGS.    In the event that Flextronics learns, during the Term of this License, of any infringement or threatened infringement of the Licensed Marks, or any unfair competition, passing-off or dilution with respect to the Licensed Marks, Flextronics shall immediately notify Agilent or its authorized representative giving particulars thereof, and Flextronics shall provide necessary information and assistance to Agilent or its authorized representatives at Agilent's expense in the event that Agilent decides that proceedings should be commenced. Notwithstanding the foregoing, Flextronics is not obligated to monitor or police use of the Licensed Marks by Third Parties other than as specifically set forth in Article 3.2 hereof. Except for those actions initiated by Flextronics pursuant to Article 3.2 hereof to enforce any sublicense or other agreement with any subcontractor, Agilent shall have exclusive control of any litigation, opposition, cancellation or related legal proceedings. The decision whether to bring, maintain or settle any such proceedings shall be at the exclusive option and expense of Agilent, and all recoveries shall belong exclusively to Agilent. Flextronics shall not and shall have no right to initiate any litigation, opposition, cancellation or related legal proceedings with respect to the Licensed Marks in its own name (except for those actions initiated by Flextronics pursuant to

Article 3.2 hereof), but, at Agilent's request, agrees to cooperate with Agilent at Agilent's expense to enforce its rights in the Licensed Marks, including to join or be joined as a party in any action taken by Agilent against a third party for infringement or threatened infringement of the Licensed Marks, to the extent such joinder is required under mandatory local law for the prosecution of such an action. Agilent shall incur no liability to Flextronics or any other Person under any legal theory by reason of Agilent's failure or refusal to prosecute or by Agilent's refusal to permit Flextronics to prosecute, any alleged infringement by Third Parties, nor by reason of any settlement to which Agilent may agree.

ARTICLE VII
TERMINATION

        7.1    TERMINATION WITH MSA.    This License and any authorized sublicense shall terminate upon any termination or assignment of the MSA by Agilent, ATIS or Flextronics.

        7.2    TERMINATION FOR CAUSE.    Agilent may terminate this License and/or any sublicense on thirty (30) days notice to Flextronics for any material breach of this License..

ARTICLE VIII
LIMITATION OF LIABILITY

        IN NO EVENT SHALL EITHER PARTY OR ITS SUBSIDIARIES BE LIABLE TO THE OTHER PARTY OR ITS SUBSIDIARIES FOR ANY DAMAGES, INCLUDING WITHOUT LIMITATION SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS OR ANY OTHER DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE IX
MISCELLANEOUS PROVISIONS

        9.1    DISCLAIMER.    EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN THE MSA, EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL LICENSED MARKS AND ANY OTHER INFORMATION OR MATERIALS LICENSED OR FURNISHED HEREUNDER ARE LICENSED OR FURNISHED WITHOUT ANY WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF TITLE, ENFORCEABILITY OR NON-INFRINGEMENT. Except as otherwise set forth herein or in the MSA, neither Agilent nor any of its Subsidiaries makes any warranty or representation as to the validity of any Mark licensed by it to Flextronics or any warranty or representation that any use of any Mark with respect to any Licensed Product or service will be free from infringement of any rights of any Third Party.

        9.2    NO IMPLIED LICENSES.    Nothing contained in this License shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this License with respect to the Licensed Marks. Neither party is required hereunder to furnish or disclose to the other any information (including copies of registrations of the Marks), except as specifically provided herein or in the MSA.

        9.3    INFRINGEMENT SUITS.    Neither party shall have any obligation hereunder to institute any action or suit against Third Parties for infringement of any of the Licensed Marks or to defend any action or suit brought by a Third Party which challenges or concerns the validity of any of the Licensed Marks.

        9.4    NO OBLIGATION TO OBTAIN OR MAINTAIN MARKS.    Neither party, nor any of its Subsidiaries, is obligated to: (a) file any application for registration of any Mark, or to secure any rights in any Marks, (b) maintain any Mark registration, or (c) provide any assistance, except for the obligations expressly assumed in this License.

        9.5    ENTIRE AGREEMENT.    This License and the MSA constitute the entire understanding between the parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof. To the extent there is a conflict between this License and the MSA between the parties, the terms of the MSA shall govern, provided, however, that the terms of this License shall govern with respect to: (a) Article VII with respect to termination of the licenses granted hereunder, (b) Article XIII solely with respect to intellectual property that is licensed by one party to another party pursuant to this License, (c) Article 9.7 concerning notice, (d) Article 9.10 consent to jurisdiction and waiver of a jury trial, and (e) Article 9.11 concerning assignment or transfer of rights or obligations arising under this License. In addition, in the event of a conflict between this License and the Trademark Usage Guidelines or the Quality Standards, this License shall prevail.

        9.6    SECTION HEADINGS.    The section headings contained in this License is inserted for reference purposes only and are not intended to be a part, nor should they affect the meaning or interpretation, of this License.

        9.7    NOTICES.    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by telecopy with answer back, by express or overnight mail delivered by an internationally recognized air courier (delivery charges prepaid), by registered or certified mail (postage prepaid, return receipt requested) or by e-mail with receipt confirmed by return e-mail to the respective parties as follows:

        If to Agilent:

    Agilent Technologies, Inc.
    395 Page Mill Road, MS A3-10
    P.O. Box 10395
    Palo Alto, California 94303-0870
    Attention: Trademark Counsel
    Telecopy: +1 (650) 752-5743

        If to Flextronics:

    Flextronics TELECOM SERVICES LTD.
    802 St. James Court
    St. Denis Street
    Port Louis, Mauritius

or to such other address as the party to whom notice is given may have previously furnished to the other in writing in the manner set forth above. Any notice or communication delivered in person shall be deemed effective on delivery. Any notice or communication sent by e-mail, telecopy or by air courier shall be deemed effective on the first business day following the day on which such notice or communication was sent. Any notice or communication sent by registered or certified mail shall be deemed effective on the third business day following the day on which such notice or communication was mailed.

        9.8    GOVERNING LAW.    This License will be governed in all respects by the laws of the State of Colorado without reference to the conflict of laws provisions.

        9.9    ARBITRATION.    This Article 9.9 specifically incorporates herein by this reference Paragraph 30.9 of the MSA. Notwithstanding the foregoing, Agilent reserves the right to seek equitable relief or any relief relating to the ownership or integrity of the Marks licensed in this License without regard to Paragraph 30.9 of the MSA.

        9.10    CONSENT TO JURISDICTION/WAIVER OF JURY TRIAL.    Each party irrevocably submits to the jurisdiction of the United States District Courts located in Colorado, or if such court does not have jurisdiction, the state courts of the State of Colorado, for the purposes of any suit, action or other proceeding arising out of this License. Each of the parties, further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party's respective address set forth in Article 9.7 shall be effective service of process for any action, suit or proceeding in Colorado with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties, irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding set forth above arising out of this License and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereby irrevocably and unconditionally waive trial by jury in any legal action or proceeding relating to this License and for any counterclaim with respect thereto.

        9.11    NONASSIGNABILITY.    Neither party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this License, without the other party's prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other party. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer any or all of its rights or obligations under this License to one or more Subsidiaries of such party; provided, however, that no such assignment or transfer shall release the assigning party from any of its liabilities or obligations hereunder. Without limiting the foregoing, this License will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

        9.12    SEVERABILITY.    If any provision of this License shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this License shall not be affected and shall remain in full force and effect, and Agilent and Flextronics shall negotiate in good faith to replace such illegal, void or unenforceable provision with a provision that corresponds as closely as possible to the intentions of the parties as expressed by such illegal, void or unenforceable provision.

        9.13    AMENDMENT; WAIVER; REMEDIES CUMULATIVE.    This License, including this provision of this License, may be amended, supplemented or otherwise modified only by a written instrument executed by the parties hereto. No waiver by either party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this License, including any investigation by or on behalf of any party or a failure or delay by any party in exercising any power, right or privilege under this License, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants, or agreements contained herein, and in any documents delivered or to be delivered pursuant to this License and the MSA. The waiver by any party hereto of a breach of any provision of this License shall not operate or be construed as a waiver of any subsequent breach. All rights and remedies existing under this License are cumulative to, and not exclusive of, any rights or remedies otherwise available.

        9.14    COUNTERPARTS.    This License may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Article 9.13, provided that receipt of copies of such counterparts is confirmed.

        WHEREFORE, the parties have signed this Manufacturing Trademark License Agreement effective as of the Effective Date first set forth above.

AGILENT TECHNOLOGIES, INC.		FLEXTRONICS TELECOM SERVICES LTD.
By:		By:
Name:	Jack Trautman	Name:	Alain Ahkong
Title:	Senior VP & General Manager STS	Title:	Director, Flextronics Mauritius
Date:		Date:

ATTACHMENT 1
TO TRADEMARK MANUFACTURING LICENSE

AGILENT

AGILENT TECHNOLOGIES

VERIGY

(Spark Logo)

3 Dot Spark Logo

(Agilent Corporate Signature)

TBA
[Verigy Logo]

Attachment 2

# Agilent Identity System

Product Labeling Standards

March 1, 2001

Agilent Technologies

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1.07

## Product Labeling System

### Preferred Horizontal Format

Agilent Technologies Corporate Signature
Model Number/Sub-brand
Range
Agilent Technologies
8662A
10 KHz to 1280 MHz
Synthesized Signal Generator
Descriptor

3A – the width/height of the Spark of Insight in the Corporate Signature
3A – the minimum space between the Corporate Signature and the Model Number/Sub-brand
1.5A – the minimum space between the Model Number/Sub-brand and the Range
3A
1A
1A
1A
Agilent Technologies
8662A
10 KHz to 1280 MHz
Synthesized Signal Generator
1/3A
2/3A
1/3A
2/3A

1A
Agilent Technologies
8662A
10 KHz to 1280 MHz
Synthesized Signal Generator

Clear Space

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1.08

# Product Labeling System

## Optional Stacked Format

3A – the width/height of the Spark of Insight in the Corporate Signature
1.5A – the minimum space between the Model Number/ Sub-brand and the Range
3/4A
3A
1A
1A
1A
Agilent Technologies
1A
8662A
10 KHz to 1280 MHz
Synthesized Signal Generator
1/3A
1/3A
2/3A
1/3A
2/3A

**This is not the preferred product labeling option.**

Agilent Technologies Corporate Signature
Agilent Technologies
Model Number/ Sub-brand
8662A
10 KHz to 1280 MHz
Range
Synthesized Signal Generator
Descriptor

A
Agilent Technologies
8662A
10 KHz to 1280 MHz
Synthesized Signal Generator
Clear Space

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## 2.05 Placing Product Labeling

### Optional Product Labeling Position for System Products

25mm
Minimum distance
to the left edge
15mm
Minimum distance
to the upper edge
Agilent Technologies
8662A
10 KHz to 1280 MHz
Synthesized Signal Generator

**This is not the preferred product labeling option.**

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For applications immediately above 6mm, use the 6mm artwork of the Corporate Signature. See page 1.05 for details.

Agilent Technologies

6mm

Agilent

Abbreviated Corporate Signature with the 3-Dot Spark of Insight. Use only at or between 5mm and 6mm.

Adjust the height to fit your space. Use the Spark of Insight to measure.

Agilent

5mm

Agilent

3mm

Agilent

Abbreviated Corporate Signature. Use only at or between 1.5mm and 3mm.

Adjust the height to fit your space. Use the the letter A to measure.

Agilent

Agilent

1.5mm

Agilent

1.4mm

A

The Letter A (for components only). Use only at or between 1.4mm and 1mm.

A

A

1mm

A

4.05 **Restricted Space Format**

## Scaling from 1mm to 6mm

### The Abbreviated Corporate Signature

### The Letter A

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4.06 Restricted Space Format

## 4.06 Restricted Space Format

### Horizontal Identity Format

Abbreviated Corporate Signature
with the 3-Dot Spark of Insight
Model Number/Sub-brand
Range
Agilent
8662A
10 KHz to 1280 MHz
Synthesized Signal Generator
Descriptor

2A – the width/height of the
3-Dot Spark of Insight in the
Abbreviated Corporate Signature
2A – the minimum space between
the Abbreviated Corporate Signature
and the Model Number/Sub-brand
1.5A – the minimum space
between the Model Number/
Sub-brand and the Range
2A
1A
1A
Agilent
8662A
10 KHz to 1280 MHz
Synthesized Signal Generator
1/3A
2/3A
1/3A
2/3A

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4.07

## Restricted Space Format

### Stacked Identity Format

Abbreviated Corporate Signature with the 3-Dot Spark of Insight
Agilent
Range
Model Number/ Sub-brand
8662A
10 KHz to 1280 MHz
Synthesized Signal Generator
Descriptor

2A – the width/height of the 3-Dot Spark of Insight in the Abbreviated Corporate Signature
1.5A – the minimum space between the Model Number/ Sub-brand and the Range
2A
1A
1A
Agilent
1A
8662A
10 KHz to 1280 MHz
Synthesized Signal Generator
1/3A
1/3A
2/3A
1/3A
2/3A
1/3A – the space between the lower limit of the 3-Dot Spark of Insight and the Model Number/Sub-brand

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4.10 **Restricted Space Format**
Product Identity Placement on Accessories

Agilent
1234A
Descriptor 10 KHz to 100 MHz

Abbreviated Corporate Signature with the 3-Dot Spark of Insight
Model Number/Sub-brand
Descriptor
Range
Agilent
1234A
Descriptor
10 KHz to 100 MHz

2A – the width/height of the 3-Dot Spark of Insight in the Abbreviated Corporate Signature
2A – recommended minimum space between the Abbreviated Corporate Signature and the Model Number/Sub-brand
1A – recommended minimum space between the Model Number/Sub-brand and the Descriptor
1/2A – recommended minimum space between the Model Number/Sub-brand and the Descriptor
2A
1A
1A
Agilent
1234A
Descriptor
10 KHz to 100 MHz
1/3A
2/3A

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# 4.13 Restricted Space Format

## Unique Applications

VME single-width, full-height module panel example
2mm
2mm
2mm
Descriptor
Information
Product Descriptor
2 lines max.
linespace 1.5mm
Abbreviated Corporate
Signature centered
on panel
3mm
2mm
2mm
Agilent
12345
Product Number,
if used, left-justified
under Abbreviated
Corporate Signature

VME half-height panel module example
3mm
2mm
2mm
Agilent
12345

VME extractor example

### Hardware

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5.07

# Artwork and Color References

## Color Specifications: 8mm and Larger

Spark of Insight
Agilent Logotype
Model Number/ Sub-brand
Range
Agilent Technologies
8662A 10 KHz to 1280 MHz
Synthesized Signal Generator
Descriptor

### Light-Panel Background

| Preferred color: X<br>Optional color: 0 | Front Panel | Spark of Insight | Agilent Logotype | Descriptor, Model No./ Sub-brand, Range |
|---|---|---|---|---|
| Arctic White | X | | | |
| Quartz Gray | X | | | |
| Glacier Gray | X | | | |
| Flint Gray | 0 | | | |
| Pewter Gray | | | | |
| Slate Gray | | | | |
| Graphite Gray | | 0 | X | 0 |
| Sable Black | | 0 | 0 | 0 |
| Agilent Blue | | X | | 0 |
| Medium Blue | | 0 | | X |
| Medium Purple | | | | 0 |
| Medium Green | | | | 0 |
| Dark Blue | | | | 0 |
| Dark Purple | | | | 0 |
| Dark Green | | | | 0 |

### Dark-Panel Background

| Preferred color: X<br>Optional color: 0 | Front Panel | Spark of Insight | Agilent Logotype | Descriptor, Model No./ Sub-brand, Range |
|---|---|---|---|---|
| Arctic White | | X | X | 0 |
| Quartz Gray | | | | 0 |
| Glacier Gray | | | | |
| Flint Gray | | | | |
| Pewter Gray | 0 | | | |
| Slate Gray | 0 | | | |
| Graphite Gray | X | | | |
| Sable Black | X | | | |
| Agilent Blue | | | | 0 |
| Medium Blue | | | | X |
| Medium Purple | | | | 0 |
| Medium Green | | | | 0 |
| Dark Blue | | | | 0 |
| Dark Purple | | | | 0 |
| Dark Green | | | | 0 |

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[GRAPHIC]	Agilent Identity System
Product Labeling Standards

March 1, 2001

[LOGO]	• Master TOC

Product Labeling Standards

02	Updated 3.1.01

03	Introduction

1.0	Product Labeling System

2.0	Placing Product Labeling

3.0	Spark of Insight Applications

4.0	Restricted Space Format

5.0	Artwork and Color References

6.0	Unacceptable Usage

03	Product Labeling Standards
Introduction

Product labeling is a critical factor in our identity that covers, with equal importance, our whole product range from the largest to the smallest product offering.

The Product Labeling Standards document is an important tool used to establish the Agilent Technologies name and to build our brand. Attentive and appropriate use of these standards will ensure a positive and lasting impression of our company.

Because of the requirements of the materials and reproduction processes used in product labeling, these standards give specifications (e.g., color, signature) that differ from other Agilent standards. Care must always be taken to use the standards and specifications appropriate for each application.

1.0	Product Labeling System

1.01	Updated 3.1.01

1.02	Introduction

1.03	The Corporate Signature

1.04	Proportional Measurement System

1.05	Scaling the Corporate Signature: 8mm to 28mm and Larger

1.06	System Elements

1.07	Preferred Horizontal Format

1.08	Optional Stacked Format

1.09	Color Options

1.02	Product Labeling System
Introduction

This section contains information about the elements that make up the basic product labeling system. All the labeling elements have a precise position, proportional size and relationship to each other. The rules governing this relationship that are detailed in this section will help build consistency and strength for the Agilent brand.

The Agilent Technologies Corporate Signature is the primary element and must be clearly located on every product. All products are identified by their model number or sub-brand name, and may also carry a descriptor to describe their function. In some instances, products also include information on their frequency range. Where space and scale are limited, consult the Restricted Space Format section in this document.

Section 1 Contents

1.03	Product Labeling System
The Corporate Signature

[GRAPHIC]

The Agilent Technologies Corporate Signature is a significant element in the recognition of our products, both individually and in systems. It is composed of two basic elements: the Spark of Insight and the Agilent Technologies Logotype. This is the preferred version of the Corporate Signature for product labeling. Along with  product style and dimensional consistency, uniform application of the Corporate Signature contributes greatly to product design integrity.

The other elements of the product identity system,  including secondary branding devices and product descriptors, should be applied following the rules and specifications in this standards document. In this way, these elements will work together with the Corporate Signature and will not compete with or dominate it.

For very small product identification or where space is limited, specially adjusted versions of the Corporate Signature are available. Details and specifications of these specially adjusted signatures are given in the Restricted Space Format section in this document. It is important to note that the product labeling process does not use the Corporate Signature with the Heritage Line.

1.04	Product Labeling System
Proportional Measurement System

[GRAPHIC]

The size and relationship of the elements in the product labeling system are governed by a proportional unit of measurement based on the height of the letter A in the Agilent Technologies Corporate Signature.

The A unit is also used to define the minimum area of clear space that should be left free around product labeling applications.

These proportional relationships are detailed for each product labeling configuration in this standards document. They are the basis of the product labeling system.

For reference, note that the A unit of measurement is also used in the proportional construction of the Agilent Technologies Corporate Signature. As shown here, the height (and width) of the Spark of Insight is equivalent to three times the height of the letter A in “Agilent Technologies.”

1.05	Product Labeling System
Scaling the Corporate Signature: 8mm to 28mm and Larger

[GRAPHIC]

For demonstration purposes, the signatures shown here appear slightly smaller than their permitted applicable size. Use these artwork files only at the measurements shown.

In the product labeling system, the Corporate Signature can be used at a wide range of sizes; however, some restrictions apply. The height of the Spark of Insight is always used to reference the size of the Corporate Signature.

At sizes above 28mm, the Corporate Signature may be uniformly enlarged to any size appropriate for product labeling solutions. When enlarging, do not distort the signature in any way. For sizes above 28mm, use the designated artwork provided.

For sizes at or below 28mm, the Corporate Signature must be used at the specific sizes as shown here: 8mm, 10mm, 12mm, 14mm, 21mm and 28mm. For these sizes, use only the special designated artwork. Do not enlarge or reduce these artwork files. Use them only at actual size.

For sizes below 8mm, consult the solutions provided in the Restricted Space Format section beginning on page 4.01.

These product labeling artwork files of the Corporate Signature have been prepared to meet the particular needs of product labeling production. To obtain all these files, consult the Artwork and Color References section beginning on page 5.01. Do not use artwork files from any other source.

1.06	Product Labeling System
System Elements

Information identifying an Agilent Technologies product by number and name is combined with the Corporate Signature into a product identity format, which may include the four elements shown here:

[GRAPHIC]

Agilent Technologies Corporate Signature

Principal element of the format. It is designated as the aesthetically and legally correct mark for all Agilent Technologies products. Required on all products. Only use the product labeling artwork files of the Corporate Signature.

These artwork files are downloadable from: http://es2.corporate.agilent.com/agilent-id/index.htm

Note: Division names are not used in product identification.

Model Number/Sub-brand

Individual product number or name. Required on all products.

Font: Agilent Bold/Univers 65 (uppercase and lowercase)

Descriptor

A generic term or common descriptive name.

A descriptor is used on some but not all products.

Other examples: Network Analyzer, Gas Chromatograph.

Font: Agilent Bold/Univers 65 (uppercase and lowercase)

Range

Operational limits of a product or component. Not listed on all products. For example: 0.0 MHz to 1.1 MHz.

Font: Agilent Bold/Univers 65 (uppercase and lowercase)

1.07	Product Labeling System
Preferred Horizontal Format

[GRAPHIC]

Product identity is normally located on the control panel of Agilent Technologies instrument products. The model number/sub-brand, descriptor and range are grouped in a compact information block which is combined with the Agilent Technologies Corporate Signature to create a horizontal product identity format. Each of these elements has a precise position, proportional size and relationship to each other.

[GRAPHIC]

The height of the A is used as a unit of measurement to define the size of the model number/sub-brand, the descriptor and the range. The A unit of measurement is also used to define the position of these elements in relation to each other and to the Corporate Signature. This format is a revised version of what has historically been used for product labeling.

1.08	Product Labeling System
Optional Stacked Format

[GRAPHIC]

The optional stacked product identity format is intended for use in applications where the available space for product identity is not appropriate for the preferred horizontal configuration (see the previous page).

The information in the stacked product identity format is grouped together in a compact information block. This is combined with the Agilent Technologies Corporate Signature. In the stacked product identity format, there is a precise position and proportional relationship requirement for each of the elements.

This is not the preferred product labeling option.

[GRAPHIC]

1.09	Product Labeling System
Color Options

A.	[LOGO]	8662A 10 KHz to 1280 MHz
Synthesized Signal Generator

B.	[LOGO]	8662A 10 KHz to 1280 MHz
Synthesized Signal Generator

C.	[LOGO]	8662A 10 KHz to 1280 MHz
Synthesized Signal Generator

D.	[LOGO]	8662A 10 KHz to 1280 MHz
Synthesized Signal Generator

E.	[LOGO]	8662A 10 KHz to 1280 MHz
Synthesized Signal Generator

F.	[LOGO]	8662A 10 KHz to 1280 MHz
Synthesized Signal Generator

G.	[LOGO]	8662A 10 KHz to 1280 MHz
Synthesized Signal Generator

Based on Color Palette 2000, background colors can vary. The background color in these examples is Quartz Gray. In order to achieve maximum impact and recognition, the color for the Corporate Signature is Agilent Blue and Graphite Gray, as shown. The recommended color for the product labeling information block is:

A.                                 Medium Blue

Optional colors for the information block are:

B.                                  Graphite Gray

C.                                 Medium Purple

D.                                 Medium Green

E.                                   Dark Blue

F.                                   Dark Purple

G.                                 Dark Green

This provides sufficient contrast with the background, yet does not compete with the Corporate Signature for attention.

The colors reproduced on this page and throughout this document may not accurately reflect the actual colors in use. Do not use the colors as they appear here for reference; rather, consult the colors listed in the Color Palette 2000 on page 5.06.

2.0	Placing Product Labeling

2.01	Updated 3.1.01

2.02	Introduction

2.03	Product Labeling Position for Rack-Mounted Products

2.04	Preferred Product Labeling Position for System Products

2.05	Optional Product Labeling Position for System Products

2.02	Placing Product Labeling
Introduction

This section contains information about how product labeling should be placed on our system products and rack-mounted products. Appropriate, correct and consistent positioning of the Agilent Technologies Corporate Signature and the corresponding product identification is an important factor in the maintenance and integrity of the Agilent brand.

Where space and scale are limited or reduced, refer to specific product labeling information in the Restricted Space Format section in this document.

Section 2 Contents

2.03	Placing Product Labeling
Product Labeling Position for Rack-Mounted Products

[GRAPHIC]	8662A 10 KHz to 1280 MHz
Synthesized Signal Generator

The rack-mounted product identity format uses the Agilent Corporate Signature in a single 12mm size. The size is defined by the measurement of the height of the Spark of Insight in the Corporate Signature.

The Corporate Signature must always be positioned in the top left corner on a rack-mounted product. The distance from the Spark of Insight to both the upper and left edges of the product must always be 4mm. It is important that this placement be applied consistently to ensure product-to-product identity alignment in rack or stack applications.

The accompanying product descriptor information maintains its relative size scale and positioning requirements as detailed in earlier pages.

Use only this single 12mm-size product labeling version for all rack-mounted products.

2.04	Placing Product Labeling
Preferred Product Labeling Position for System Products

[GRAPHIC]

This is the preferred product labeling format and position for all Agilent Technologies system products. The intent is to provide product recognition that is clearly and easily identifiable. This is achieved by implementing a consistent and uniform method of labeling on all products.

The preferred product labeling solution places the Corporate Signature in the upper left position with the product descriptor in the upper right corner.

The space between the Corporate Signature and product descriptor should be the maximum that space allows.

This product labeling format is scalable to the size of the available space. However, caution should be exercised when scaling to ensure that the result does not have a “billboard” or oversized appearance.

2.05	Placing Product Labeling
Optional Product Labeling Position for System Products

[GRAPHIC]

This labeling should be used on those system products where the preferred product labeling format cannot be used because of a space limitation.

This product labeling format is scalable to the size of the available space. However, caution should be exercised when scaling to ensure that the result does not have a “billboard” or oversized appearance.

This is not the preferred product labeling option.

3.0	Spark of Insight Applications

3.01	Updated 3.1.01

3.02	Introduction

3.03	Criteria for Usage

3.04	Horizontal Placement

3.05	Vertical Placement

3.06	Square Placement

3.02	Spark of Insight Applications
Introduction

This section contains information about how the Spark of Insight may be used as an individual product labeling element on the lids or panel areas of Agilent products. This special treatment of the Spark of Insight may only be used within the criteria cited in this section.

Appropriate, correct and consistent application of the product labeling system is an important factor in the maintenance and integrity of the Agilent brand. However, given the wide variety of sizes, shapes and proportions of our products, this section can deal with only the principles of this special application of the Spark of Insight — therefore, good sense and good judgment must also prevail.

Section 3 Contents

3.03	Spark of Insight Applications
Criteria for Usage

[GRAPHIC]

Basic examples of the Spark of Insight and the Corporate Signature applied to the lid or panel area of generic Agilent product shapes.

The Spark of Insight may be used as an individual product labeling element on the top lid or panel area on Agilent products. This area must be a visually prominent part of the product and be sufficiently smooth and clear to accept both the Spark of Insight and the Corporate Signature in the approved proportions.

To maintain a consistent visual relationship between the Spark of Insight, the Corporate Signature and the product, this set of proportional standards must be used. Approved color options for the application of the Spark of Insight and Corporate Signature are detailed on page 5.07.

The use of the Spark of Insight (with the Corporate Signature) on the top lid or panel area of a product does not substitute the other product labeling applications. Full product labeling must also be correctly applied to the product on a visually separate area, either inside the lid or on another surface.

Due to their design, form and usage, many Agilent products will not permit, or will not call for, this special application of the Spark of Insight. In these cases, use one of the other appropriate product labeling applications detailed in this document.

3.04	Spark of Insight Applications
Horizontal Placement

[GRAPHIC]

Example of the Spark of Insight and the Corporate Signature applied to the lid or panel area of a horizontally proportioned generic product.

The Spark of Insight: Size and Position

The size of the Spark of Insight is equivalent to 1/3 the size of the lid or panel area, measured by its shortest side. The Spark of Insight must be precisely centered on the lid or panel area.

The Corporate Signature: Size and Position

The Corporate Signature must always be applied. The vertical axis of the Spark of Insight in the Corporate Signature aligns with the vertical axis of the individual Spark of Insight on the lid or panel area. Place the Corporate Signature below and at a distance from the Spark of Insight as shown. The width of the Corporate Signature is equivalent to 2/3 the width of the Spark of Insight on the lid or panel area, or the nearest size available in the artwork files.

Approved color options for the application of the Spark of Insight and Corporate Signature are detailed on page 5.07. The color of the Spark of Insight in the Corporate Signature must be the same color as the individual Spark of Insight on the product lid or panel area.

3.05	Spark of Insight Applications
Vertical Placement

[GRAPHIC]

Example of the Spark of Insight and the Corporate Signature applied to the lid or panel area of a vertically proportioned generic product.

The Spark of Insight: Size and Position

The size of the Spark of Insight is equivalent to 1/3 the size of the lid or panel area, measured by its shortest side. The Spark of Insight must be precisely centered on the lid or panel area.

The Corporate Signature: Size and Position

The Corporate Signature must always be applied. The vertical axis of the Spark of Insight in the Corporate Signature aligns with the vertical axis of the individual Spark of Insight on the lid or panel area. Place the Corporate Signature below and at a distance from the Spark of Insight as shown. The width of the Corporate Signature is equivalent to 2/3 the width of the Spark of Insight on the lid or panel area, or the nearest size available in the artwork files.

Approved color options for the application of the Spark of Insight and Corporate Signature are detailed on page 5.07. The color of the Spark of Insight in the Corporate Signature must be the same color as the individual Spark of Insight on the product lid or panel area.

3.06	Spark of Insight Applications
Square Placement

[GRAPHIC]

Example of the Spark of Insight and the Corporate Signature applied to the lid or panel area of a generic product that is square in proportion.

The Spark of Insight: Size and Position

The size of the Spark of Insight is equivalent to 1/3 the size of the lid or panel area. The Spark of Insight must be precisely centered on the lid or panel area.

The Corporate Signature: Size and Position

The Corporate Signature must always be applied. The vertical axis of the Spark of Insight in the Corporate Signature aligns with the vertical axis of the individual Spark of Insight on the lid or panel area. Place the Corporate Signature below and at a distance from the Spark of Insight as shown. The width of the Corporate Signature is equivalent to 2/3 the width of the Spark of Insight on the lid or panel area, or the nearest size available in the artwork files.

Approved color options for the application of the Spark of Insight and Corporate Signature are detailed on page 5.07. The color of the Spark of Insight in the Corporate Signature must be the same color as the individual Spark of Insight on the product lid or panel area.

4.0	Restricted Space Format

4.01	Updated 3.1.01

4.02	Introduction

4.03	The Corporate Signature

4.04	Proportional Measurement System

4.05	Scaling from 1mm to 6mm

4.06	Horizontal Identity Format

4.07	Stacked Identity Format

4.08	Preferred Identity Format Placement

4.09	Stacked Identity Format Placement

4.10	Product Identity Placement on Accessories

4.11	Limited Height Format and Placement

4.12	Unique Applications

4.13	Unique Applications

4.02	Restricted Space Format
Introduction

This section contains information about how product labeling is correctly accomplished in situations where usable space is very limited. More specifically, this section addresses situations where the Spark of Insight can be applied at sizes no larger than 6mm. The section also details a range of labeling options for restricted-format and small-scale products. For this unique purpose, both the Spark of Insight and the Agilent Technologies Logotype have been visually adjusted so that they may be clearly and efficiently reproduced at reduced sizes.

Section 4 Contents

4.03	Restricted Space Format
The Corporate Signature

[GRAPHIC]

For demonstration purposes, the signatures shown here appear larger than their permitted applicable size. Use the artwork files only at or within the measurements shown.

The Abbreviated Corporate Signature with the 3-Dot Spark of Insight

The Spark of Insight and Agilent Logotype in this signature have been visually adjusted to accommodate small sizes when silkscreen printing on small applications. Additionally, in order to meet space restrictions, the “Technologies” descriptor in the Agilent Logotype has been eliminated. Using the 3-Dot Spark of Insight to determine the height, this signature may be used only at sizes ranging from 5mm to 6mm. For applications below the 5mm minimum size, use the Abbreviated Corporate Signature only.

The Abbreviated Corporate Signature

Where space restrictions are even more reduced, the Abbreviated Corporate Signature should be used. The 3-Dot Spark of Insight has been eliminated. Using the height of the letter A to determine its dimension, the maximum size for the Abbreviated Corporate Signature is 3mm. The minimum size permitted is 1.5mm.

4.04	Restricted Space Format
Proportional Measurement System

[GRAPHIC]

For demonstration purposes, the signatures shown here appear larger than their permitted applicable size. Use the artwork files only at or within the permitted measurements.

The size and relationship of the elements in the product labeling system are governed by a proportional unit of measurement based on the height of the letter A in the Agilent Technologies Abbreviated Corporate Signature.

The height of the A is used as a unit of measurement to define the size of the model number/sub-brand, the descriptor and the range. The A unit of measurement is also used to define the position of these elements in relation to each other and to the Abbreviated Corporate Signature.

These proportional relationships are detailed for each product labeling configuration in this standards document. They are the basis of the product labeling system, and must be maintained and not be altered or distorted in any way.

Note that the A unit of measurement is also used in the proportional construction of the Agilent Technologies Abbreviated Corporate Signature. As shown here, the height (and width) of the 3-Dot Spark of Insight is precisely equivalent to twice the height of the letter A in “Agilent.”

4.05	Restricted Space Format
Scaling from 1mm to 6mm

[GRAPHIC]

For demonstration purposes, the signatures shown here appear larger than their permitted applicable size. Use the artwork files only at or within the measurements shown.

The Abbreviated Corporate Signature with the 3-Dot Spark of Insight

The Abbreviated Corporate Signature with the 3-Dot Spark of Insight must be used specifically for those applications where space restrictions require that the height of the Spark of Insight be scaled to a size ranging from 5mm to 6mm.

The Abbreviated Corporate Signature

For 3mm to 4mm space requirements, use the Abbreviated Corporate Signature. For 1.5mm to 3mm space requirements, scale the height to fit the space.

The Letter A

The letter A is reserved for extremely small electronic components only, and should only be used in spaces where character height is constrained to a height equal to or less than 1.4mm. The minimum height for the letter A is 1mm. The A must be used with the product model number and is only for company identification, not for branding of the product.

4.06	Restricted Space Format
Horizontal Identity Format

[GRAPHIC]

For demonstration purposes, the signatures shown here appear larger than their permitted applicable size. Use the artwork files only at or within the permitted measurements.

The product identity is normally located on the control panel of Agilent Technologies instrument products. Since existing control panels are usually crowded with displays, controls, connectors, etc., a space-efficient identity format is required.

Product identity information — such as model number/sub-brand, descriptor and range — is grouped together in a compact information block. The information block and the Abbreviated Corporate Signature with the 3-Dot Spark of Insight are combined to create a horizontal product identity format. As shown here, each of these elements has a precise position, proportional size and relationship to each other.

This solution may only be used where the height of the 3-Dot Spark of Insight measures from 5mm to 6mm. The position and size of all the elements may be uniformly enlarged or reduced to or within the 5mm to 6mm limit.

4.07	Restricted Space Format
Stacked Identity Format

[GRAPHIC]

For demonstration purposes, the signatures shown here appear larger than their permitted applicable size. Use the artwork files only at or within the permitted measurements.

The stacked product identity format is intended for use in applications where the available space prevents use of the horizontal configuration (see the previous page).

In the stacked product identity format, information is grouped together in a compact block. The information block is combined with the Abbreviated Corporate Signature and with the 3-Dot Spark of Insight. In the stacked product identity format, each of the elements has a precise position, proportional size and relationship to each other.

This solution may only be used where the height of the 3-Dot Spark of Insight measures from 5mm to 6mm. The position and size of all the elements may be uniformly enlarged or reduced to or within the 5mm to 6mm limit.

4.08	Restricted Space Format
Preferred Identity Format Placement

[GRAPHIC]

Primary Location

The preferred, primary location for the product identity format is the upper left corner of the control panel. Placement is referenced from the top left corner of the Abbreviated Corporate Signature with the 3-Dot Spark of Insight. It is important that this placement be used consistently to ensure product-to-product identity alignment in rack or stack applications.

Secondary Locations

When it is not possible to place the product identity format in the primary location, the identity format may be moved lower on the panel. The distance from the left edge of the panel must be maintained.

If the left side of the control panel is occupied by a large component (such as a CRT) and it is not possible to use the preferred location, the product identity may be placed in the available space to the immediate right of the component, using the 6mm dimension.

4.09	Restricted Space Format
Stacked Identity Format Placement

[GRAPHIC]

The shape of the label or space on which the product identity is placed may require the use of the stacked format described in this section. The preferred location is always the upper left corner of the label. When this location is not available, the lower left corner is recommended.

4.10	Restricted Space Format
Product Identity Placement on Accessories

[GRAPHIC]

For demonstration purposes, the signatures shown here appear larger than their permitted applicable size. Use the artwork files only at or within the permitted measurements.

Some accessories have exceptional space requirements for which other product labeling solutions prove inadequate. In such cases, a single-line horizontal solution may be used.

This solution may only be used where the height of the 3-Dot Spark of Insight measures from 5mm to 6mm. The position and size of all the elements may be uniformly enlarged or reduced to or within the 5mm to 6mm limit.

As adequate labeling space may be severely restricted on certain products, the space between the different elements of the information block is not specified, but shown here as a recommendation.

4.11	Restricted Space Format
Limited Height Format and Placement

[GRAPHIC]

For demonstration purposes, the signatures shown here appear larger than their permitted applicable size. Use the artwork files only at or within the permitted measurements.

The limited height format is used in applications where available space, particularly height, is severely limited, such as on cables, thin probes, etc. The Abbreviated Corporate Signature with the 3-Dot Spark of Insight is replaced by the Abbreviated Agilent Signature with the model number/sub-brand and descriptor on a single line.

This solution may only be used where the height of the letter A in the Agilent Abbreviated Corporate Signature measures from 1.5mm to 3mm. The position and size of all the elements may be uniformly enlarged or reduced to or within the 1.5mm to 3mm limit.

As adequate labeling space may be severely restricted on certain products, the space between the different elements of the information block is not specified, but shown here as a recommendation.

4.12	Restricted Space Format
Unique Applications

[GRAPHIC]

For demonstration purposes, the signatures shown here appear larger than their permitted applicable size. Use the artwork files only at or within the permitted measurements.

Hardware

There are products that have unique product labeling needs due to their aspect ratio of width to height. There are products that have very little panel space for product labeling because connectors or controls occupy most of the available area.

It is permissible to use the Spark of Insight on panels only as shown. When the Spark of Insight is used by itself, the Corporate Signature should also appear on the front of the product (except in very special situations); this will help identify the Spark of Insight.

4.13	Restricted Space Format
Unique Applications

[GRAPHIC]

For demonstration purposes, the signatures shown here appear larger than their permitted applicable size. Use the artwork files only at or within the permitted measurements.

Hardware

There are products that have unique product labeling needs due to their aspect ratio of width to height. Additionally, most of these products have very little panel space for product labeling because connectors or controls occupy most of the available area.

There are single-width panels that do not have enough horizontal space to use the Abbreviated Corporate Signature with the Spark of Insight. These panels use only the Abbreviated Corporate Signature. The Spark of Insight by itself appears on the extractor handles.

5.0	Artwork and Color References

5.01	Updated 3.1.01

5.02	Introduction

5.03	Corporate Signature Artwork: 8mm to 28mm

5.04	Corporate Signature Artwork: Larger than 28mm

5.05	Corporate Signature Artwork: Restricted Space Format

5.06	Color Specifications: Color Palette 2000

5.07	Color Specifications: 8mm and Larger

5.08	Color Specifications: Restricted Space, 6mm and Smaller

5.02	Artwork and Color References
Introduction

This section contains information about the Agilent Corporate Signature artwork available and the color specifications unique to the product labeling system. The artwork files have been prepared to meet the particular needs of product labeling production. Care must always be taken to choose the appropriate version of the Corporate Signature for each application. Do not use artwork files from other Agilent standards or artwork intended for other production or printing processes.

The colors referenced in this section and throughout this document are for product identity applications only and must not be used for other purposes. Furthermore, color specifications from other Agilent standards must not be used on product labeling.

•  Section b Contents

5.03	Artwork and Color References
Corporate Signature Artwork: 8mm to 28mm

[GRAPHIC]

For demonstration purposes, the signatures shown here appear slightly smaller than their permitted applicable size. Use these artwork files only at the measurements shown.

These artwork files are intended for use on all new products at sizes from 8mm to 28mm only.
Do not enlarge or reduce these files. Use them only at actual size.

Artwork files are available in the following formats:

•	8mm - .ai	(Adobe Illustrator)
•	8mm - .mi	(ME 10/30)
•	8mm - .dxf	(AutoCad)
•	10mm - .ai	(Adobe Illustrator)
•	10mm - .mi	(ME 10/30)
•	10mm - .dxf	(AutoCad)
•	12mm - .ai	(Adobe Illustrator)
•	12mm - .mi	(ME 10/30)
•	12mm - .dxf	(AutoCad)
•	14mm - .ai	(Adobe Illustrator)
•	14mm - .mi	(ME 10/30)
•	14mm - .dxf	(AutoCad)
•	21mm - .ai	(Adobe Illustrator)
•	21mm - .mi	(ME 10/30)
•	21mm - .dxf	(AutoCad)
•	28mm - .ai	(Adobe Illustrator)
•	28mm - .mi	(ME 10/30)
•	28mm - .dxf	(AutoCad)

These artwork files are downloadable from:
http://es2.corporate.agilent.com/agilent-id/index.htm

5.04	Artwork and Color References
Corporate Signature Artwork: Larger than 28mm

[GRAPHIC]

For demonstration purposes, the signature shown here appears smaller than the size indicated. Use the artwork files only at or within the permitted measurements.

These artwork files are intended for use on all new products at sizes larger than 28mm. This artwork file of the the Corporate Signature may be uniformly enlarged to any size appropriate for product labeling applications. When enlarging, do not distort the signature in any way.

Do not use this artwork at or smaller than 28mm. For 28mm and sizes below, refer to the artwork files specified on page 5.03.

Artwork files are available in the following formats:

• >28mm - .ai	(Adobe Illustrator)
• >28mm - .mi	(ME 10/30)
• >28mm - .dxf	(AutoCad)

These artwork files are downloadable from: http://es2.corporate.agilent.com/agilent-id/index.htm

5.05	Artwork and Color References
Corporate Signature Artwork: Restricted Space Format

The Abbreviated Corporate Signature with the 3-Dot Spark of Insight

This custom artwork is intended for use on retrofit products or products that have a vertical space constraint. Using the Spark of Insight to measure the height of the signature, this artwork should be scaled at no more than 6mm or less than 5mm.

[GRAPHIC]

Artwork files are available in the following formats:

• 6mm - .ai	(Adobe Illustrator)
• 6mm - .mi	(ME 10/30)
• 6mm - .dxf	(AutoCad)

These artwork files are downloadable from: http://es2.corporate.agilent.com/agilent-id/index.htm

Use only the artwork referenced above. Do not create your own version of the Agilent signature.

The Abbreviated Corporate Signature

This custom artwork is intended for only special applications where there is a vertical space constraint for the signature that is less than 5mm. This artwork should not be scaled to more than 3mm in height. It may be scaled down to a minimum height of 1.5mm. Height measurements are based on the letter A in the signature.

Agilent

Artwork files are available in the following formats:

• 3mm - .ai	(Adobe Illustrator)
• 3mm - .mi	(ME 10/30)
• 3mm - .dxf	(AutoCad)

These artwork files are downloadable from: http://es2.corporate.agilent.com/agilent-id/index.htm

Use only the artwork referenced above. Do not create your own version of the Agilent signature.

The Letter A

No custom artwork is available. To obtain the letter A, use Agilent Bold or Univers 65 Bold in uppercase. If neither font is available, an equivalent sans serif typeface may be used. The letter A is reserved for use on small electronic components only and in cases where the character height is constrained to less than 1.4mm.

[GRAPHIC]

No custom artwork is available.

Do not scale the letter A to below 1mm in height. The letter A must be accompanied by the product model number, and is used only to identify the company, not for product branding.

For demonstration purposes, the signatures shown here appear larger than their permitted applicable size. Use the artwork files only at or within the measurements described.

5.06	Artwork and Color References
Color Specifications: Color Palette 2000

[GRAPHIC]

Product labeling standards use colors from Color Palette 2000. When selecting these colors, always refer to the Color Standards Numbers listed below. The colors reproduced on this page and throughout this document may not accurately reflect the precise color. Do not use the colors as they appear here for reference; rather, always consult the original color specification.

Color Standards Numbers

Color Name	Part Number

Arctic White	6009 - 0186
Quartz Gray	6009 - 0242
Glacier Gray	6009 - 0187
Flint Gray	6009 - 0241
Pewter Gray	6009 - 0189
Slate Gray	6009 - 0190
Graphite Gray	6009 - 0191
Sable Black	6009 - 0192
Agilent Blue	6009 - 0005
Medium Blue	6009 - 0233
Medium Purple	6009 - 0236
Medium Green	6009 - 0239
Dark Blue	6009 - 0234
Dark Purple	6009 - 0237
Dark Green	6009 - 0240

5.07	Artwork and Color References
Color Specifications: 8mm and Larger

[GRAPHIC]

Light-Panel Background

Descriptor,
Model No. /
Preferred color: X	Front	Spark of	Agilent	Sub-brand,
Optional color: O	Panel	Insight	Logotype	Range

Arctic White	X

Quartz Gray	X

Glacier Gray	X

Flint Gray	O

Pewter Gray

Slate Gray

Graphite Gray		O	X	O

Sable Black		O	O	O

Agilent Blue		X		O

Medium Blue		O		X

Medium Purple				O

Medium Green				O

Dark Blue				O

Dark Purple				O

Dark Green				O

Dark-Panel Background

Descriptor,
Model No. /
Preferred color: X	Front	Spark of	Agilent	Sub-brand,
Optional color: O	Panel	Insight	Logotype	Range

Arctic White		X	X	O

Quartz Gray				O

Glacier Gray

Flint Gray

Pewter Gray	O

Slate Gray	O

Graphite Gray	X

Sable Black	X

Agilent Blue				O

Medium Blue				X

Medium Purple				O

Medium Green				O

Dark Blue				O

Dark Purple				O

Dark Green				O

These two tables indicate the approved colors for all product labeling applications in which the Corporate Signature is used at or above 8mm.

The tables specify recommended (X) and optional (O) color combinations for the Spark of Insight and the Agilent Logotype and the other components of the system: descriptor, model number/sub-brand and range. The left table is for applications on a light-panel background color. The right table is for applications on a dark-panel background color.

Product labeling standards use colors from Color Palette 2000. These colors and the ways they are applied are for product labeling purposes only. Color specifications from other Agilent standards must not be used on product identity applications. It is equally important that product labeling colors and specifications not be used on other Agilent applications.

The tables on page 5.08 detail the approved colors for Restricted Format product labeling applications. These applications use the Abbreviated Corporate Signature with the 3-Dot Spark of Insight at sizes below 6mm. Do not choose colors that are not indicated. All sizes refer to the height of the Spark of Insight.

5.08	Artwork and Color References
Color Specifications: Restricted Space, 6mm and Smaller

[GRAPHIC]

Light-Panel Background

Descriptor,
Model No. /
Preferred color: X	Front	Spark of	Agilent	Sub-brand,
Optional color: O	Panel	Insight	Logotype	Range

Arctic White	X

Quartz Gray	X

Glacier Gray	X

Flint Gray	O

Pewter Gray

Slate Gray

Graphite Gray		X	X	X

Sable Black				O

Agilent Blue				O

Medium Blue				O

Medium Purple				O

Medium Green				O

Dark Blue				O

Dark Purple				O

Dark Green				O

Dark-Panel Background

Descriptor,
Model No. /
Preferred color: X	Front	Spark of	Agilent	Sub-brand,
Optional color: O	Panel	Insight	Logotype	Range

Arctic White		X	X	X

Quartz Gray				O

Glacier Gray

Flint Gray

Pewter Gray	O

Slate Gray	O

Graphite Gray	X

Sable Black	X

Agilent Blue				O

Medium Blue				O

Medium Purple				O

Medium Green				O

Dark Blue				O

Dark Purple				O

Dark Green				O

These two tables indicate the approved colors for Restricted Format product labeling applications. These applications use the Abbreviated Corporate Signature with the 3-Dot Spark of Insight at sizes below 6mm.

The tables specify recommended (X) and optional (O) color combinations for the Spark of Insight and the Agilent Logotype and the other components of the system: descriptor, model number/sub-brand and range. The left table is for applications on a light-panel background color. The right table is for applications on a dark-panel background color.

Product labeling standards use colors from Color Palette 2000. These colors and the ways they are applied are for product labeling purposes only. Color specifications from other Agilent standards must not be used on product identity applications. It is equally important that product labeling colors and specifications not be used on other Agilent applications.

The tables on page 5.07 detail the approved colors for applications in which the Corporate Signature is used at larger sizes — at or above 8mm. Do not choose colors that are not indicated. All sizes refer to the height of the Spark of Insight.

6.0	Unacceptable Usage

6.01	Updated 3.1.01

6.02	Introduction

6.03	Corporate Signature

6.04	Corporate Signature

6.05	Labeling System: Fonts and Scaling

6.06	Labeling System: Positioning the Components

6.07	Labeling System: Positioning the Components

6.08	Labeling System: Adding Graphic Elements

6.09	Labeling System: Color and Backgrounds

6.10	Labeling System: The Spark of Insight and The Corporate Signature on Product Lids or Panel Areas

6.11	Labeling System: The Spark of Insight and The Corporate Signature on Product Lids or Panel Areas

6.02	Unacceptable Usage
Introduction

Agilent Technologies is known for the precision, quality and innovation of its products. These basic attributes must be equally reflected in the way each of our products is labeled and identified. How we apply the brand to what we produce is of vital importance. Every product that carries our name speaks for our company. In order to preserve the complete integrity of our products, it is imperative that we follow the standards laid out in the previous sections. Misuses of every kind must be avoided.

Examples of unacceptable usage of the product labeling system are detailed here. Examples of misuses of the Corporate Signature are also included.

•  Section 6 Contents

6.03	Unacceptable Usage
Corporate Signature

A.	[LOGO]	E.	[LOGO]

B.	[LOGO]	F.	[LOGO]

C.	[LOGO]	G.	[LOGO]

D.	[LOGO]	H.	[LOGO]

To preserve the integrity of our Corporate Signature, never alter the approved configurations or deviate from the reproduction standards. Use only the approved artwork files of the Corporate Signature.

The same misuses must be avoided in using the Agilent Abbreviated Corporate Signature with the 3-Dot Spark of Insight, although they are not illustrated here.

On the left are some examples of Corporate Signature misuses.

A.         Do not make additions to the signature.

B.          Do not reword or use substitutions for the Agilent Logotype.

C.         Do not change the color of the signature.

D.         Do not reposition or change the scale of the signature elements.

E.           Do not place the signature on a background that compromises legibility.

F.           Do not place the signature on a background that provides insufficient contrast.

G.         Do not enclose the signature in a shape.

H.         Do not rearrange signature elements.

6.04	Unacceptable Usage
Corporate Signature

A.	[LOGO]	E.	[LOGO]

B.	[LOGO]	F.	[LOGO]

C.	[LOGO]	G.	[LOGO]

D.	[LOGO]	H.	[LOGO]

To preserve the integrity of our Corporate Signature, never alter the approved configurations or deviate from the reproduction standards. Use only the approved artwork files of the Corporate Signature.

The same misuses must be avoided in using the Agilent Abbreviated Corporate Signature with the 3-Dot Spark of Insight, although they are not illustrated here.

On the left are some examples of Corporate Signature misuses.

A.         Do not rearrange the elements of the signature.

B.          Do not rearrange the elements of the signature.

C.         Do not change the colors of the Spark of Insight or the Agilent Logotype.

D.         Do not use the Agilent Logotype without the Spark of Insight.

E.           Do not stack the Agilent Logotype.

F.           Do not recompose or reset the font in the Corporate Signature. Use only approved artwork.

G.         Do not use Agilent Blue for the entire signature.

H.         Do not rotate the Spark of Insight in relation to the Agilent Logotype.

6.05	Unacceptable Usage
Labeling System: Fonts and Scaling

A.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

B.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

C.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

D.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

To preserve the integrity of our product labeling, never alter the approved configurations or deviate from the reproduction standards. Use only the approved configurations, specifications and colors.

The same misuses must be avoided in using the Agilent Abbreviated Corporate Signature with the 3-Dot Spark of Insight and all other components of the product labeling system, although they are not illustrated here.

On the left are some examples of misuses of fonts and scale that must be avoided.

A.         Do not reset the fonts in the labeling system. Use only the fonts specified in the system.

B.          Do not reset the fonts in the labeling system. Use only the fonts specified in the system.

C.         Do not change the scale of the labeling system elements.

D.         Do not change the scale of the labeling system elements.

E.           Do not distort the fonts in the labeling system. Use only the specified fonts without alteration.

6.06	Unacceptable Usage
Labeling System: Positioning the Components

A.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

B.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

C.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

D.	[LOGO]	Synthesized Signal Generator 8662A 10 KHz to 1280 MHz

To preserve the integrity of our product labeling, never alter the approved configurations or deviate from the reproduction standards. Use only the approved configurations, specifications and colors.

The same misuses must be avoided in using the Agilent Abbreviated Corporate Signature with the 3-Dot Spark of Insight and all other components of the product labeling system, although they are not illustrated here.

On the left are some examples of misuses that must be avoided when positioning the system elements.

A.         Do not reduce the minimum space between the model number/sub-brand and the range.

B.          Do not reduce the minimum space between the model number/sub-brand and the Corporate Signature.

C.         Do not realign the system elements in relation to the Corporate Signature.

D.         Do not invert or alter the sequence of the elements in the labeling system.

6.07	Unacceptable Usage
Labeling System: Positioning the Components

A.	[LOGO]

8662A 10 KHz to 1280 MHz Synthesized Signal Generator

B.	[LOGO]

8662A 10 KHz to 1280 MHz Synthesized Signal Generator

C.	[LOGO]

8662A 10 KHz to 1280 MHz Synthesized Signal Generator

To preserve the integrity of our product labeling, never alter the approved configurations or deviate from the reproduction standards. Use only the approved configurations, specifications and colors.

The same misuses must be avoided in using the Agilent Abbreviated Corporate Signature with the 3-Dot Spark of Insight and all other components of the product labeling system, although they are not illustrated here.

On the left are some examples of misuses that must be avoided when positioning the system elements.

A.         Do not reduce the minimum space between the model number/sub-brand and the Corporate Signature.

B.          Do not align the model number/sub-brand and the descriptor with the Spark of Insight.

C.         Do not put the descriptor or range in a different alignment with the model number/sub-brand.

6.08	Unacceptable Usage
Labeling System: Adding Graphic Elements

A.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

B.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

C.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

D.	[LOGO]	[GRAPHIC]

To preserve the integrity of our product labeling, never alter the approved configurations or deviate from the reproduction standards. Use only the approved configurations, specifications and colors.

The same misuses must be avoided in using the Agilent Abbreviated Corporate Signature with the 3-Dot Spark of Insight and all other components of the product labeling system, although they are not illustrated here.

On the left are some examples of misuses of the product labeling system by the addition of graphic elements and devices.

A.         Do not add graphic elements of any kind to the product labeling application.

B.          Do not add graphic elements of any kind to the product labeling application.

C.         Do not add graphic elements of any kind to the background of the product labeling application.

D.         Do not create a logotype of the product name or product information.

6.09	Unacceptable Usage
Labeling System: Color and Backgrounds

A.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

B.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

C.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

D.	[LOGO]	8662A 10 KHz to 1280 MHz Synthesized Signal Generator

To preserve the integrity of our product labeling, never alter the approved configurations or deviate from the reproduction standards. Use only the approved configurations, specifications and colors.

The same misuses must be avoided in using the Agilent Abbreviated Corporate Signature with the 3-Dot Spark of Insight and all other components of the product labeling system, although they are not illustrated here.

On the left are some examples of misuses of color and background areas that must be avoided.

A.         Do not use a color that is not in the Color Palette 2000 for product labeling.

B.          Do not enclose product labeling elements within an outlined shape or border for visual effect or enhancement.

C.         Do not use a color that is not in the Color Palette 2000 as a background for visual effect or enhancement.

D.         Do not place product labeling elements upon different colors or tones on the same product.

6.10	Unacceptable Usage
Labeling System: The Spark of Insight and The Corporate Signature on Product Lids or Panel Areas

[GRAPHIC]

Basic examples of the Spark of Insight and the Corporate Signature incorrectly applied to the lid or panel area of generic Agilent product shapes.

To preserve the integrity of our product labeling, never alter the approved configurations or deviate from the reproduction standards. Use only the approved configurations, specifications and colors.

On the left are some examples of misuses in applying the Spark of Insight and the Corporate Signature to product lids or panel areas. See Section 3.0 for the standards for this type of product labeling.

A.         Do not apply the Spark of Insight in sizes other than the approved proportion. In this example, the Spark of Insight is too large. It is equally unacceptable to use the Spark of Insight at sizes below the approved proportion.

B.          Do not use the Spark of Insight on the lid or panel area without the Corporate Signature.

C.         Do not use the Spark of Insight in different colors. In this example, the Spark of Insight in the Corporate Signature is Agilent Blue and the individual Spark of Insight is Graphite Gray.

D.         Do not place product labeling elements off the center axes of the lid or panel area, horizontally and/or vertically. In this example, both the Spark of Insight and the Corporate Signature have been applied off the vertical axis of the lid or panel area.

6.11	Unacceptable Usage
Labeling System: The Spark of Insight and The Corporate Signature on Product Lids or Panel Areas

[GRAPHIC]

Basic examples of the Spark of Insight and the Corporate Signature incorrectly applied to the lid or panel area of generic Agilent product shapes.

To preserve the integrity of our product labeling, never alter the approved configurations or deviate from the reproduction standards. Use only the approved configurations, specifications and colors.

On the left are some examples of misuses in applying the Spark of Insight and the Corporate Signature to product lids or panel areas. See Section 3.0 for the standards for this type of product labeling.

A.         Do not apply the Corporate Signature in sizes other than the approved proportion. In this example, the Corporate Signature is too large. It is equally unacceptable to use the Corporate Signature at sizes below the approved proportion.

B.          Do not change the alignment of the Spark of Insight with the Corporate Signature. In this example, the vertical axes of each Spark of Insight are not in alignment.

C.         Do not change the position of the Corporate Signature. In this example, the Corporate Signature is placed above the Spark of Insight.

D.         Do not repeat the Spark of Insight on the lid or panel area of the product.

Printed copies may not be current.

Check the Branding Web site for the latest version.

Internal Agilent access: http://marketing.agilent.com/brand.htm

External Agilent access: http://www.agilent.com/secure/agilentbrand

Second Edition March 1, 2001

Copyright © 2001 Agilent Technologies, Inc.	0012-007

Attachment 3

Intentionally left blank.

QuickLinks

GLOBAL MANUFACTURING SERVICES AGREEMENT BETWEEN AGILENT TECHNOLOGIES INTERNATIONAL SÀRL (AGILENT) AND FLEXTRONICS TELECOM SERVICES LTD (FLEXTRONICS) AGREEMENT NUMBER M1-05-099
GLOBAL MANUFACTURING SERVICES AGREEMENT
Exhibit A Administration and Notices
Exhibit F Flextronics Terms and Conditions
STANDARD TERMS AND CONDITIONS OF PURCHASE
Exhibit H Reporting Requirements
Exhibit I Component Forecast Requirements
Exhibit L List of Agilent Eligible Buyers
Exhibit P Component Allocation Requirements
Exhibit Q Addendum
TO GLOBAL MANUFACTURING SERVICES AGREEMENT NO. M1-05-099 (the "Agreement" or "MSA")
APPENDIX A PRODUCTS, PRODUCT REQUIREMENTS AND SERVICES
APPENDIX B PRODUCT PRICING, FINANCIAL TERMS AND BILLING MODEL
Appendix B: Pricing, Financial Terms and Billing Models
APPENDIX C Flexibility and Inventory
APPENDIX D IT Requirements
APPENDIX G QUALITY STANDARDS
APPENDIX I AUTHORIZED SUBCONTRACTORS
APPENDIX K NEW PRODUCT INTRODUCTION PROCESS
APPENDIX L BUSINESS CONTINUITY PLAN
APPENDIX M GENERAL AGREEMENTS
APPENDIX N PERFORMANCE STANDARDS
APPENDIX O TRANSITION AND INITIAL SET UP
APPENDIX P EQUIPMENT
APPENDIX Q SERVICE PARTS PRODUCTS AND REPAIR
APPENDIX R BUSINESS/OPERATING MODEL
Exhibit R Strategic Suppliers and Strategic Commodities
EXHIBIT S MANUFACTURING TRADEMARK LICENSE AGREEMENT between AGILENT TECHNOLOGIES, INC. ("Agilent") and FLEXTRONICS TELECOM SERVICES LTD. ("Flextronics")
MANUFACTURING TRADEMARK LICENSE AGREEMENT
ARTICLE I DEFINITIONS
ARTICLE II LICENSES
ARTICLE III PERMITTED SUBLICENSES
ARTICLE IV TRADEMARK USAGE GUIDELINES
ARTICLE V QUALITY STANDARDS
ARTICLE VI PROTECTION OF LICENSED MARKS
ARTICLE VII TERMINATION
ARTICLE VIII LIMITATION OF LIABILITY
ARTICLE IX MISCELLANEOUS PROVISIONS
ATTACHMENT 1 TO TRADEMARK MANUFACTURING LICENSE
Attachment 3